As filed with the U.S. Securities and Exchange Commission on July 29, 2021

File No. 333-123467

File No. 811-21732

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 49	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 51	☑

(Check appropriate box or boxes.)

MERCER FUNDS

(Exact Name of Registrant as Specified in Charter)

99 High Street Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (617) 747-9500

Colin J. Dean, Esq.

Mercer Investments LLC

99 High Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Please send copies of all communications to:

Patrick W. D. Turley, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

(202) 261-3300

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on July 31, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS™

Mercer US Large Cap Equity Fund (Adviser Class: MLCDX) (Class I: MLCSX) (Class Y-2: MLCYX) (Class Y-3: MLCGX)
Mercer US Small/Mid Cap Equity Fund (Adviser Class: MSCJX) (Class I: MSCQX) (Class Y-2: MSCWX) (Class Y-3: MSCGX)
Mercer Non-US Core Equity Fund (Adviser Class: MNCDX) (Class I: MNCSX) (Class Y-2: MNCYX) (Class Y-3: MNCEX)
Mercer Emerging Markets Equity Fund (Adviser Class: MEMVX) (Class I: MEMSX) (Class Y-2: MEMWX) (Class Y-3: MEMQX)
Mercer Global Low Volatility Equity Fund (Adviser Class: MGLPX) (Class I: MGLSX) (Class Y-2: MGLYX) (Class Y-3: MGLVX)
Mercer Core Fixed Income Fund (Adviser Class: MCFVX) (Class I: MCFQX) (Class Y-2: MCFWX) (Class Y-3: MCFIX)
Mercer Opportunistic Fixed Income Fund (Adviser Class: MOFAX) (Class I: MOFTX) (Class Y-2: MOFYX) (Class Y-3: MOFIX)

Prospectus

July 31, 2021

This prospectus offers Adviser Class, Class I, Class Y-2, and Class Y-3 shares in the seven series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Adviser Class, Class I, Class Y-2 and Class Y-3 shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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Summary of the Funds

Mercer US Large Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.51%	0.51%	0.51%	0.51%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.07%	0.82%	0.72%	0.57%
Less Fee Waivers(1)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Net Annual Fund Operating Expenses	0.80%	0.55%	0.45%	0.30%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$82	$314	$564	$1,281
Class I	$56	$235	$429	$988
Class Y-2	$46	$203	$374	$869
Class Y-3	$31	$155	$291	$688
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

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Quantitative Model Risk. One or more subadvisors to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside

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additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the Russell 1000® Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. Effective June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. For periods prior to June 27, 2016, the Fund’s past performance in the bar chart and table reflects the Fund’s prior subadvisor lineup and principal investment strategies. Brandywine Global Investment Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on October 21, 2011. Jennison Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on April 15, 2019. O’Shaughnessy Asset Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on October 20, 2010. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. Polen Capital Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on April 15, 2019. Delaware Investments Fund Advisers assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2019.

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The Fund’s calendar year-to-date return as of June 30, 2021 was 15.51%.

The Fund’s highest return for a quarter during the periods shown above was 23.67%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the periods shown above was -22.39% for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Mercer US Large Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	20.47%	13.75%	12.80%
Return After Taxes on Distributions	20.10%	10.92%	9.53%
Return After Taxes on Distributions and Sale of Fund Shares	12.30%	10.09%	9.37%
Russell 1000® Index(1) (reflects no deduction for fees, expenses, or taxes)	20.96%	15.10%	14.32%

(1)	The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

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Brandywine Global Investment Management, LLC (“Brandywine”)

●	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Strategy, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. Kaser managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.
●	James Clarke, Portfolio Manager and co-portfolio manager of the Large Cap Value Equity Strategy, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. Clarke managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.

●	Celia Rodgers, Associate Portfolio Manager of the Large Cap Value Equity Strategy, joined Brandywine in 2018. Ms. Rodgers began managing Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund in December 2020.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”)

●	Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager and Team Leader, joined Macquarie in 1997. Mr. Lalvani began managing Macquarie’s allocated portion of the Fund’s portfolio in July 2019.
●	Kristen E. Bartholdson, Managing Director and Senior Portfolio Manager, joined Macquarie in 2006. Ms. Bartholdson, began managing Macquarie’s allocated portion of the Fund’s portfolio in July 2019.
●	Robert A. Vogel Jr., CFA, Managing Director and Senior Portfolio Manager, joined Macquarie in 2004. Mr. Vogel, began managing Macquarie’s allocated portion of the Fund’s portfolio in July 2019.
●	Erin Ksenak, Senior Vice President and Portfolio Manager, joined Macquarie in May 2017. Ms. Ksenak began managing Macquarie’s allocated portion of the Fund in December 2020.

Jennison Associates LLC (“Jennison”)

●	Blair A. Boyer, Managing Director, Co-Head of Large Cap Growth Equity and Large Cap Growth Equity Portfolio Manager, joined Jennison in 1993. Mr. Boyer began managing Jennison’s allocated portion of the Fund’s portfolio in April 2019.

●	Rebecca Irwin, Managing Director, Large Cap Growth Equity Portfolio Manager and Research Analyst, joined Jennison in 2006. Ms. Irwin, began managing Jennison’s allocated portion of the Fund’s portfolio in April 2019.
●	Natasha Kuhlkin, CFA, Managing Director, Large Cap Growth Equity Portfolio Manager and Research Analyst, joined Jennison in 2004. Ms. Kuhlkin, began managing Jennison’s allocated portfolio of the Fund’s portfolio in April 2019.
●	Kathleen A. McCarragher, Managing Director, Head of Growth Equity, and Large Cap Growth Equity Portfolio Manager, joined Jennison in 1998. Ms. McCarragher began managing Jennison’s allocated portfolio of the Fund’s portfolio in April 2019.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

●	James O’Shaughnessy, Chairman, Co-Chief Investment Officer, and Portfolio Manager of O’Shaughnessy since 2007, began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. O’Shaughnessy managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.
●	Patrick O’Shaughnessy, Chief Executive Officer, and Portfolio Manager of O’Shaughnessy since 2007, began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. O’Shaughnessy managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.
●	Christopher Meredith, Co-Chief Investment Officer, Portfolio Manager and Director of Research of O’Shaughnessy since 2007, began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. Meredith managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.

●	Scott Bartone, Chief Operating Officer since 2020 and Portfolio Manager since 2008 of O’Shaughnessy, began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in June 2016. Prior to that, Mr. O’Shaughnessy managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.

Parametric Portfolio Associates LLC (“Parametric”)

●	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
●	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
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Polen Capital Management, LLC (“Polen”)

●	Dan Davidowitz, Portfolio Manager and Analyst, joined Polen in 2005. Mr. Davidowitz began managing Polen’s allocated portion of the Fund’s portfolio in April 2019.

●	Brandon Ladoff, Portfolio Manager and Director of Research, joined Polen in 2013. Mr. Ladoff began managing Polen’s allocated portion of the Fund’s portfolio in April 2019.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.87%	0.87%	0.87%	0.87%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(3)	1.47%	1.22%	1.12%	0.97%
Less Fee Waivers(1)	(0.47)%	(0.47)%	(0.47)%	(0.47)%
Net Annual Fund Operating Expenses	1.00%	0.75%	0.65%	0.50%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$102	$419	$758	$1,717
Class I	$77	$341	$625	$1,436
Class Y-2	$66	$309	$571	$1,321
Class Y-3	$51	$262	$490	$1,147
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small to medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2021, $24.1 billion). The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Real Estate Investment Trusts (“REITs”) Risk. REITs may be affected by changes in the value of the underlying properties owned by the trusts and by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a

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company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, to the extent that the Fund invests in REITs, the Fund must bear the REIT’s expenses in addition to the expenses of its own operation and is subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

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Quantitative Model Risk. One or more subadvisors to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the Russell 2500® Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous

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periods. Effective June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. For periods prior to June 27, 2016, the Fund’s past performance in the bar chart and table reflects the Fund’s prior subadvisor lineup and principal investment strategies. GW&K Investment Management assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2016. Loomis, Sayles & Company, L.P. assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2016. LSV Asset Management assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2016. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. River Road Asset Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on April 30, 2019. Westfield Capital Management Company, L.P. assumed responsibility for managing a portion of the Fund’s portfolio on August 15, 2005.

The Fund’s calendar year-to-date return as of June 30, 2021 was 16.63%.

The Fund’s highest return for a quarter during the periods shown above was 26.07%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the periods shown above was -30.23%, for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Mercer US Small/Mid Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	15.70%	11.36%	10.63%
Return After Taxes on Distributions	14.98%	9.16%	8.21%
Return After Taxes on Distributions and Sale of Fund Shares	9.80%	8.38%	7.92%
Russell 2500® Index(1) (reflects no deduction for fees, expenses, or taxes)	19.99%	12.74%	12.08%

(1)	The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as

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401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

GW&K Investment Management (“GW&K”)

●	Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s allocated portion of the Fund’s portfolio in June 2016.
●	Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault began managing GW&K’s allocated portion of the Fund’s portfolio in June 2016.

Loomis, Sayles & Company, L.P. (“Loomis”)

●	Mark F. Burns, CFA, Vice President since 1999, began managing Loomis’ allocated portion of the Fund’s portfolio in June 2016. Prior to that Mr. Burns managed Loomis’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.
●	John J. Slavik, CFA, Vice President since 2005, began managing Loomis’ allocated portion of the Fund’s portfolio in June 2016. Prior to that Mr. Slavik managed Loomis’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.

LSV Asset Management (“LSV”)

●	Josef Lakonishok, Ph.D., CEO, CIO, Partner and portfolio manager of LSV since its founding in 1994, began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.

Parametric Portfolio Associates LLC (“Parametric”)

●	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
●	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

River Road Asset Management, LLC (“River Road”)

●	J. Justin Akin, Vice President & Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.
●	R. Andrew Beck, Chief Executive Officer & Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.

●	James C. Shircliff, CFA, Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.
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Westfield Capital Management Company, L.P. (“Westfield”)

●	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Richard D. Lee, CFA, Managing Partner and Deputy Chief Investment Officer, joined Westfield in 2004 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Ethan J. Meyers, CFA, Managing Partner and Director of Research, joined Westfield in 1999 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	John M. Montgomery, Managing Partner, Portfolio Strategist and COO, joined Westfield in 2006 and began managing Westfield’s allocated portion of the Fund’s portfolio in 2006.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.26%	1.01%	0.91%	0.76%
Less Fee Waivers(1)	(0.37)%	(0.37)%	(0.37)%	(0.37)%
Net Annual Fund Operating Expenses	0.89%	0.64%	0.54%	0.39%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$91	$363	$656	$1,490
Class I	$65	$285	$522	$1,203
Class Y-2	$55	$253	$468	$1,086
Class Y-3	$40	$206	$386	$908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies. The Fund may invest in derivative instruments, such as forward contracts and exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs or to increase or decrease currency exposure. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the

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Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Geographic Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks relating to such region or country. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for

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hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes or increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Quantitative Model Risk. One or more subadvisors to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

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The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI EAFE® Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. American Century Investment Management, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on November 15, 2013. Arrowstreet Capital, Limited Partnership assumed responsibility for managing a portion of the Fund’s portfolio on December 16, 2010. LSV Asset Management assumed responsibility for managing a portion of the Fund’s portfolio on July 2, 2015. Massachusetts Financial Services Company assumed responsibility for managing a portion of the Fund’s portfolio on November 13, 2009. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015.

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The Fund’s calendar year-to-date return as of June 30, 2021 was 9.51%.

The Fund’s highest return for a quarter during the periods shown above was 17.38%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the periods shown above was -22.39%, for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Mercer Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	12.96%	9.48%	7.13%
Return After Taxes on Distributions	12.13%	8.09%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.45%	7.22%	5.44%
MSCI EAFE® Index(1) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	7.82%	7.45%	5.51%

(1)	The MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

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American Century Investment Management, Inc. (“American Century”)

●	Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2002. Mr. Gandhi began managing American Century’s allocated portion of the Fund’s portfolio in 2013.
●	Jim Zhao, Vice President and Portfolio Manager, joined American Century in 2009. Mr. Zhao began managing American Century’s allocated portion of the Fund’s portfolio in 2018.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

●	Peter Rathjens, Ph.D., Partner, Chief Investment Officer, joined Arrowstreet in 1999. Mr. Rathjens began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.
●	Manolis Liodakis, Ph.D., Partner, Portfolio Management, joined Arrowstreet in 2012. Mr. Liodakis began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2012.
●	Derek Vance, CFA, Partner, Co-Head of Research, joined Arrowstreet in 2008. Mr. Vance began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2018.
●	Christopher Malloy, PhD, Manager, Research, joined Arrowstreet in 2019. Mr. Malloy began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2019.

LSV Asset Management (“LSV”)

●	Josef Lakonishok, Ph.D., CEO, CIO, Partner and portfolio manager of LSV since its founding in 1994, began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.

Massachusetts Financial Services Company (“MFS”)

●	Benjamin Stone, Investment Officer, joined MFS in 2005, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.
●	Pablo De La Mata, Investment Officer, joined MFS in 2008, and began managing MFS’ allocated portion of the Fund’s portfolio in 2014. Effective April 15, 2022, Pablo De La Mata will no longer be a portfolio manager of the Fund.
●	Philip Evans, Investment Officer, joined MFS in 2011, and began managing MFS’ allocated portion of the Fund’s portfolio in February 2020.

Parametric Portfolio Associates LLC (“Parametric”)

●	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
●	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.78%	0.78%	0.78%	0.78%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.37%	1.12%	1.02%	0.87%
Less Fee Waivers(1)	(0.39)%	(0.39)%	(0.39)%	(0.39)%
Net Annual Fund Operating Expenses	0.98%	0.73%	0.63%	0.48%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$100	$395	$713	$1,612
Class I	$75	$317	$579	$1,328
Class Y-2	$64	$286	$525	$1,212
Class Y-3	$49	$239	$444	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, and other investments that are tied economically to emerging markets but that may be listed or traded outside the issuer’s domicile country, which may include American, European and Global Depositary Receipts and other depositary receipts (“Depositary Receipts”). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be smaller in total market capitalization.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Geographic Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks relating to such region or country. As a result, the Fund may
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be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. The Fund may focus on specific geographic regions, including countries in Asia, thus providing exposure to the risks associated with investment in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia. Investments in China may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of

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companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Quantitative Model Risk. One or more subadvisors to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with

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insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes or increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

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Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI Emerging Markets Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because these there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. William Blair Investment Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on June 21, 2016. Origin Asset Management LLP assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2019. BennBridge US LLC, Grantham, Mayo, Van Otterloo & Co. LLC and Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited assumed responsibility for managing portions of the Fund’s portfolio on March 15, 2021.

(2013 was Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2021 was 9.09%.

The Fund’s highest return for a quarter during the period shown above was 20.03%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the period shown above was -25.65%, for the quarter ended March 31, 2020.
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Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	Life of Fund (Inception May 1, 2012)
Mercer Emerging Markets Equity Fund – Class Y-3 Shares
Return Before Taxes	15.36%	10.89%	4.46%
Return After Taxes on Distributions	15.04%	9.73%	3.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.42%	8.42%	3.35%
MSCI Emerging Markets Index(1) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	18.31%	12.81%	5.21%

(1)	The MSCI Emerging Markets Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

BennBridge US LLC (“BennBridge US”)

In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd. to provide services and investment personnel pursuant to the subadvisory agreement with the Fund. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. These Skerryvore personnel, who are each deemed to be “supervised persons” of BennBridge US for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), include each of the following:

●	Glen Finegan, Lead Portfolio Manager, joined Skerryvore in 2019. Mr. Finegan began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
●	Michael Cahoon, Portfolio Manager, joined Skerryvore in 2019. Mr. Cahoon began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
●	Nicholas Cowley, Portfolio Manager, joined Skerryvore in 2019. Mr. Cowley began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
●	Stephen Deane, Portfolio Manager, joined Skerryvore in 2019. Mr. Deane began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
●	Ronan Kelleher, Portfolio Manager, joined Skerryvore in 2019. Mr. Kelleher began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
●	Ian Tabberer, Portfolio Manager, joined Skerryvore in 2019. Mr. Tabberer began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
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Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)

●	Warren Chiang, Portfolio Manager, joined GMO in 2015. Mr. Chiang began managing GMO’s allocated portion of the Fund’s portfolio in March 2021.
●	Arjun Divecha, Portfolio Manager, joined GMO in 1993. Mr. Divecha began managing GMO’s allocated portion of the Fund’s portfolio in March 2021.

Origin Asset Management LLP (“Origin”)

●	Chris Carter, Founding Partner and Portfolio Manager, joined Origin in 2005. Mr. Carter began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.

●	Nigel Dutson, Founding Partner and Portfolio Manager, joined Origin in 2005. Mr. Dutson, began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.
●	Tarlock Randhawa, Managing Partner and Portfolio Manager, joined Origin in 2005. Mr. Randhawa, began managing Origin’s allocated portion of the Fund’s portfolio in July 2019.
●	Nerys Weir, Portfolio Manager, joined in Origin in 2008. She took a career break in 2016 and rejoined in 2019. Ms. Weir began managing Origin’s allocated portion of the Fund’s portfolio in June 2021.

Parametric Portfolio Associates LLC (“Parametric”)

●	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
●	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”, and together with SIMNA Inc., “Schroders”)

●	Louisa Lo, Head of Greater China Equity Investments, joined Schroders in 1996. Ms. Lo began managing Schroders’ allocated portion of the Fund’s portfolio in January 2021.

William Blair Investment Management, LLC (“William Blair”)

●	Todd McClone, CFA, Partner and Portfolio Manager, joined William Blair in 2000. Mr. McClone began managing William Blair’s allocated portion of the Fund’s portfolio in June 2016.
●	John Murphy, CFA, Partner and Portfolio Manager, joined William Blair in 2005. Mr. Murphy began managing William Blair’s allocated portion of the Fund’s portfolio in October 2016.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.30%	1.05%	0.95%	0.80%
Less Fee Waivers(1)	(0.49)%	(0.49)%	(0.49)%	(0.49)%
Net Annual Fund Operating Expenses	0.81%	0.56%	0.46%	0.31%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$83	$364	$666	$1,525
Class I	$57	$285	$532	$1,238
Class Y-2	$47	$254	$478	$1,122
Class Y-3	$32	$206	$396	$944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund reasonably anticipates that under normal circumstances it will invest significantly in a broad range of countries, which will typically be countries represented by the MSCI World Index, and that approximately 30%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years with lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

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Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Large Capitalization Risk. Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of medium and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Quantitative Model Risk. One or more subadvisors to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative

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subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Cash and Other High Quality Instruments. The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in certain types of equity securities and fixed-income securities with remaining maturities of less than one year. Examples of such equity and fixed-income securities may include convertible bonds, contingent convertible bonds, preference shares and warrants. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the U.S. government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes or increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts to equitize cash held in

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the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors. The consumer discretionary sector in particular may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI World Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. Acadian Asset Management LLC assumed responsibility for managing a portion of the Fund’s portfolio on October 12, 2012. Martingale Asset Management, L.P. assumed responsibility for managing a portion of the Fund’s portfolio on February 23, 2015. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. Veritas Asset Management LLP assumed responsibility for managing a portion of the Fund’s portfolio on December 10, 2018. Ninety One North America, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on April 30, 2021.
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(2013 was Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2021 was 10.16%.

The Fund’s highest return for a quarter during the period shown above was 12.99%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the period shown above was -18.20%, for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	Life of Fund (Inception November 6, 2012)
Mercer Global Low Volatility Equity Fund – Class Y-3 Shares
Return Before Taxes	7.69%	10.69%	10.66%
Return After Taxes on Distributions	6.24%	8.99%	8.91%
Return After Taxes on Distributions and Sale of Fund Shares	4.95%	8.10%	8.12%
MSCI World Index(1) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	15.90%	12.19%	11.41%

(1)	The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

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Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Acadian Asset Management LLC (“Acadian”)

●	Brendan Bradley, Ph.D., is an Executive Vice President, Chief Investment Officer at Acadian. Mr. Bradley joined Acadian in September 2004. Mr. Bradley began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Ryan Taliaferro, Ph.D., is a Senior Vice President, Director, Equity Strategies. Mr. Taliaferro joined Acadian in May 2011. Mr. Taliaferro began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Mark Birmingham, CFA is a Senior Vice President and Lead Portfolio Manager for Acadian’s Managed Volatility strategies. Mr. Birmingham joined Acadian in October 2013 and at that time began managing Acadian’s allocated portion of the Fund’s portfolio.

Martingale Asset Management, L.P. (“Martingale”)

●	James M. Eysenbach, CFA, Chief Investment Officer, joined Martingale in 2004. Mr. Eysenbach began managing Martingale’s allocated portion of the Fund’s portfolio in February 2015.

Ninety One North America, Inc. (“Ninety One”)

●	Clyde Rossouw, Portfolio Manager and Co-Head of Quality, joined Ninety One in 1999. Mr. Rossouw began managing Ninety One’s allocated portion of the Fund’s portfolio in April 2021.

Veritas Asset Management LLP (“Veritas”)

●	Andy Headley, Fund Manager of the Veritas Global strategies of Veritas, joined Veritas as a portfolio manager in 2003. Mr. Headley began managing Veritas’ allocated portion of the Fund’s portfolio in December 2018.

●	Mike Moore, Fund Manager for Veritas’ Global Focus Fund, joined Veritas as a Partner in 2014. Mr. Moore began managing Veritas’ allocated portion of the Fund’s portfolio in January 2020.

Parametric Portfolio Associates LLC (“Parametric”)

●	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
●	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.34%	0.34%	0.34%	0.34%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.90%	0.65%	0.55%	0.40%
Less Fee Waivers(1)	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Net Annual Fund Operating Expenses	0.65%	0.40%	0.30%	0.15%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$66	$262	$474	$1,085
Class I	$41	$183	$337	$787
Class Y-2	$31	$151	$282	$665
Class Y-3	$15	$103	$199	$481

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund also may invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. Generally, the Fund is managed to maintain a duration within 20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (as of June 30, 2021, the duration of the Index was 6.58 years). Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. The Fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery, and because the Federal Reserve Board has been raising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Credit Risk. Issuers of debt securities may be unable, unwilling, or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-

38

backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

U.S. Government Securities Risk. U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “Ba” or below by Moody’s Investors Service, Inc. (“Moody’s”) are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

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Counterparty Risk. The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities - an indication of the ability of dealers to engage in “market making” - are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell.

LIBOR Transition Risk. A commonly used interest rate, the London Interbank Offered Rate (“LIBOR”), may no longer be calculated after 2021. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR, which may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

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Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. Income Research & Management assumed responsibility for managing a portion of the Fund’s portfolio on April 3, 2014. Manulife Investment Management (US) LLC assumed responsibility for managing a portion of the Fund’s portfolio on June 1, 2016. PGIM, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on April 3, 2014.

The Fund’s calendar year-to-date return as of June 30, 2021 was -1.11%.

The Fund’s highest return for a quarter during the periods shown above was 4.58%, for the quarter ended June 30, 2020.
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The Fund’s lowest return for a quarter during the periods shown above was -2.72%, for the quarter ended June 30, 2013.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Mercer Core Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	9.49%	5.23%	4.49%
Return After Taxes on Distributions	7.65%	3.85%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	5.67%	3.43%	2.86%
Bloomberg Barclays U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of securities from the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Income Research & Management (“IR+M”)

●	William A. O’Malley, CFA, Board Member, Chief Executive Officer, Co-Chief Investment Officer, joined IR+M in 1994. Mr. O’Malley began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.

●	William O’Neill, CFA, Principal, Senior Portfolio Manager, joined IR+M in 2004. Mr. O’Neill began managing IR+M’s allocated portion of the Fund’s portfolio in January 2020.

●	James E. Gubitosi, CFA, Co-Chief Investment Officer, Principal, joined IR+M in 2007. Mr. Gubitosi began managing IR+M’s allocated portion of the Fund’s portfolio in 2016.

Manulife Investment Management (US) LLC (“Manulife”)

●	Howard C. Greene, CFA, Senior Managing Director and Senior Portfolio Manager, joined Manulife in 2002. Mr. Greene began managing Manulife’s allocated portion of the Fund’s portfolio in June 2016.
●	Jeffrey N. Given, CFA, Senior Managing Director and Senior Portfolio Manager, joined Manulife in 1993. Mr. Given began managing Manulife’s allocated portion of the Fund’s portfolio in June 2016.

●	Pranay Sonalkar, Managing Director and Associate Portfolio Manager, joined Manulife in 2014. Mr. Sonalkar began managing Manulife’s allocated portion of the Fund’s portfolio in July 2021.

PGIM, Inc. (“PGIM”)

●	Richard Piccirillo, Managing Director and Senior Portfolio Manager, joined PGIM in 1993. Mr. Piccirillo began managing PGIM’s allocated portion of the Fund’s portfolio in April 2014.
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●	Greg Peters, Managing Director, Head of Multi-Sector and Strategy, joined PGIM in February 2014. Mr. Peters began managing PGIM’s allocated portion of the Fund’s portfolio in May 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.78%	0.78%	0.78%	0.78%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.37%	1.12%	1.02%	0.87%
Less Fee Waivers(1)	(0.42)%	(0.42)%	(0.42)%	(0.42)%
Net Annual Fund Operating Expenses	0.95%	0.70%	0.60%	0.45%

(1)	Mercer Investments LLC (the “Advisor”) has contractually agreed, until at least July 31, 2022, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class, Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2022).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$97	$392	$710	$1,610
Class I	$72	$314	$576	$1,326
Class Y-2	$61	$283	$522	$1,210
Class Y-3	$46	$236	$441	$1,034

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid investments. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. Loss of money is a risk of investing in the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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Credit Risk. Issuers of debt securities may be unable, unwilling or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, adverse changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Sovereign Debt Securities Risk. Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the value of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as futures, swaps (currency, interest rate, credit default and total return), forwards, options and credit-linked notes. Derivatives are financial instruments, the values of

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which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes or increasing or decreasing currency exposure, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Convertible Securities Risk. Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While

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convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk. The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Very low or negative interest rates may magnify interest rate risk. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. The Fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery. Changes in interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell.

LIBOR Transition Risk. A commonly used interest rate, the London Interbank Offered Rate (“LIBOR”), may no longer be calculated after 2021. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR, which may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged. The Fund’s average annual returns over time are also compared to a secondary blended benchmark consisting of 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for theses share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

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The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the Fund’s portfolio during previous periods. Effective June 22, 2018, the Fund changed its subadvisors. For periods prior to June 22, 2018, the Fund’s past performance in the bar chart and table reflects the Fund’s prior subadvisor lineup. All of the Fund’s current subadvisors assumed responsibility for managing their respective portions of the Fund’s portfolio on June 22, 2018.

(2014 was Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2021 was -0.01%.

The Fund’s highest return for a quarter during the period shown above was 9.57%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the period shown above was -10.10%, for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	1 Year	5 Years	Life of Fund (Inception August 21, 2013)
Mercer Opportunistic Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	8.26%	6.77%	2.76%
Return After Taxes on Distributions	7.10%	5.78%	1.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.89%	4.83%	1.55%
ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged (1) (reflects no deduction for fees, expenses, or taxes)	7.90%	8.45%	5.81%
Secondary Index(2) (reflects no deduction for fees, expenses, or taxes)	9.05%	5.93%	3.32%

(1)	ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
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(2)	The Fund’s secondary benchmark index is a blended benchmark consisting of 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Advisor:

Mercer Investments LLC

Subadvisors, Sub-Subadvisors and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

BlackRock International Limited (“BlackRock”)

●	Sergio Trigo Paz, Managing Director of BlackRock, joined BlackRock as a portfolio manager in 2012. Mr. Trigo Paz began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.
●	Laurent Develay, Managing Director of BlackRock, joined BlackRock as a portfolio manager in 2012. Mr. Develay began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.
●	Michal Wozniak, Director of BlackRock, joined BlackRock as a portfolio manager in 2013. Mr. Wozniak began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.

Colchester Global Investors Limited (“Colchester”)

●	Ian Sims, Chairman and Chief Investment Officer of Colchester, founded Colchester in 1999. Mr. Sims began managing Colchester’s allocated portion of the Fund’s portfolio in June 2018.
●	Keith Lloyd, Chief Executive Officer and Deputy Chief Investment Officer of Colchester, became a senior portfolio manager of Colchester in 2000. Mr. Lloyd began managing Colchester’s allocated portion of the Fund’s portfolio in June 2018.

Loomis, Sayles & Company, L.P. (“Loomis”)

●	Kevin Kearns, Vice President, Portfolio Manager and senior derivatives strategist joined Loomis in 2007. Mr. Kearns began managing Loomis’ allocated portion of the Fund’s portfolio in June 2018.

●	Thomas Fahey, Vice President, Senior Global Macro Strategist and Co-Director of Macro Strategies, joined Loomis in 2010. Mr. Fahey began managing Loomis’ allocated portion of the Fund’s portfolio in June 2018.
●	Andrea DiCenso, Vice President and Co-Portfolio Manager for the credit asset and world credit asset strategies joined Loomis in 2006. Ms. DiCenso began managing Looms’ allocated portion of the Fund’s portfolio in June 2018.

Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (sub-subadvisor) (“WAMCL” and together, “Western”)

●	Michael C. Buchanan, CFA, Deputy Chief Investment Officer and Lead Portfolio Manager, joined Western as a Portfolio Manager in 2005. Mr. Buchanan began managing Western’s allocated portion of the Fund’s portfolio in June 2018.
●	S. Kenneth Leech, Chief Investment Officer and Co-Portfolio Manager, joined Western as a Portfolio Manager in 1990. Mr. Leech began managing Western’s allocated portion of the Fund’s portfolio in June 2018.
●	Mark S. Lindbloom, Co-Portfolio Manager, joined Western as a Portfolio Manager in 2005. Mr. Lindbloom began managing Western’s allocated portion of the Fund’s portfolio in June 2018.
●	Annabel Rudebeck, Co-Portfolio Manager, joined Western as a Portfolio Manager in 2016. Ms. Rudebeck began managing Western’s allocated portion of the Fund’s portfolio in June 2018.
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Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 52 of this prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Adviser Class, Class I, Class Y-2, and Class Y-3 shares each have different eligibility requirements, as presented below. Adviser Class and Class I shares are available to investors that invest in the Trust through a “Service Agent” such as a bank, broker-dealer, trust company, insurance company, financial planner, retirement plan administrator, mutual fund supermarket, and other similar types of third-party financial industry service providers that have entered into an agreement with MGI Funds Distributors, LLC (the “Distributor”) and/or the Advisor to sell shares of the Funds and/or provide shareholder services in respect of the Funds. Class Y-2 and Class Y-3 shares generally are available only to “Institutional Investors” which include, but are not limited to “Institutional Accounts” as defined under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), as well as qualified employee benefit plans and other retirement savings plans, family offices and their clients, non-profit organizations, charitable trusts, foundations and endowments, accounts registered to bank trust departments, trust companies, registered investment advisers, and investment companies.

	Adviser Class	Class I	Class Y-2	Class Y-3
Eligibility Requirements	Investors that invest in the Trust through a Service Agent that has entered into an agreement with the Distributor to offer Adviser Class shares through a no-transaction fee network or platform.	Investors that invest in the Trust through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and/or the Advisor. The Service Agent may charge you a transaction fee in an amount determined and separately disclosed to you by the Service Agent.	Institutional Investors purchasing shares directly from the Trust, but who do not have an investment management agreement with the Advisor or an affiliate of the Advisor.	Institutional Investors purchasing shares directly from the Trust and who have entered into an investment management agreement with the Advisor or an affiliate of the Advisor.

You may purchase or redeem shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Adviser Class or Class I shares through your Service Agent. Eligible Institutional Investors that wish to buy Class Y-2 or Class Y-3 shares should contact the Advisor. Class Y-2 and Class Y-3 shares may be redeemed through the Advisor or State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the assets of each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. The Advisor determines the percentage of each Fund’s portfolio allocated to each subadvisor in order to seek to achieve each Fund’s investment objective.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and/or quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisors to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. Each subadvisor acts independently from the others and has discretion to invest its allocated portion of a Fund’s assets. A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Domestic Equity Funds:

Mercer US Large Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests principally in large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisors’ investment strategies, are:

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Brandywine Global Investment Management, LLC (“Brandywine”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a subadvisor to the Fund. Effective July 31, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin”), acquired Legg Mason, Inc. As part of the transaction, Brandywine became a fully owned, independently operated subsidiary of Franklin.

Mr. Patrick Kaser is primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio, with James Clarke acting as the primary co-portfolio manager and Celia Rodgers acting as associate portfolio manager. Mr. Kaser joined Brandywine in 1998 and is the lead portfolio manager of Brandywine’s Large Cap Value Equity Strategy. He is responsible for researching the financial and healthcare sectors. Mr. Clarke has been the primary back-up portfolio manager of the Large Cap Value Equity Strategy since 2010. Prior to rejoining Brandywine, Mr. Clarke was a founding partner of Clarke Bennitt LLC, and previously lead-managed Brandywine’s Small Cap Value Strategy. Ms. Rodgers joined Brandywine in 2018 and is the associate portfolio manager of the Large Cap Value Equity Strategy. Ms. Rodgers is responsible for general research and portfolio construction along with Mr. Kaser and Mr. Clarke. Prior to joining Brandywine, Ms. Rodgers served in various roles at Aberdeen Standard Investments from 2012 to 2018, including investment manager.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Brandywine begins its process with quantitative screens and internal research ideas, looking for stocks with a market capitalization greater than $1 billion that are cheap on a price-to-earnings, price-to-book value, price-to-cash flow or other current valuation basis relative to peers, its own history and the market. Additionally, Brandywine generally looks for companies that pay dividends. Brandywine may also run other screens, such as free cash flow and leveraged buyout screens, to generate additional ideas.

Through fundamental analysis, Brandywine seeks to understand the reasons why a stock is cheap or out of favor; and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Within the universe of undervalued securities, Brandywine seeks to identify the best combination of valuation characteristics, dividend yield, earnings growth and quality. Conclusions are based on a company’s financial condition, competitive position within its industry and the quality of its management. Brandywine pays close attention to the balance sheet and cash flow statement in order to appraise the value of the business and evaluate the security of the dividend. In addition, Brandywine focuses on long-term macroeconomic conditions and industry dynamics in order to identify and measure the risks associated with a company’s business. These factors lead Brandywine to identify those companies that it believes has the best potential and necessary catalysts for a return to normal levels of profitability and valuation.

Catalyst recognition can be a key differentiating aspect of Brandywine’s approach. Securities may have multiple catalysts that may be triggered by micro and macro events. While it considers catalysts for recovery, valuation and fundamentals must warrant purchase. Stocks may be added to the portfolio for their valuation characteristics, their yield characteristics or a combination of both factors.

Although Brandywine’s primary focus is on bottom-up stock picking, top-down considerations are a key part of the Firm’s process. Macro-economic factors affect a company’s earnings and thus are an important factor in determining what might drive a company’s stock to the substantial outperformance Brandywine seeks. Also, these factors may influence Brandywine’s decision regarding how to weight industries or positions; if the Firm identifies a theme that is consistent with its primary value focus, it will attempt to capture the opportunity/trend in its portfolios.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”), with principal offices located at 610 Market Street, Philadelphia, PA 19106, serves as a Subadvisor to the Fund. Macquarie and its predecessors have been managing assets since 1938. As of March 31, 2021, Macquarie and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) managed approximately $188 billion in assets, including mutual funds, separate accounts, and other investment vehicles. Macquarie is registered as an investment adviser under the Advisers Act. Macquarie is a subsidiary of MMHI and subject to the ultimate control of Macquarie Group Limited (“MGL”).

The allocated portion of the Fund’s portfolio managed by Macquarie is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Macquarie’s allocated portion of the Fund’s portfolio are Nikhil G. Lalvani, CFA, Kristen E. Bartholdson, Erin Ksenak and Robert A. Vogel Jr., CFA. Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large-Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA

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Institute and the CFA Society of Philadelphia. Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large-Cap Value Equity team. Prior to joining Macquarie in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia. Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large-Cap Value Equity team. Prior to joining Macquarie in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University. Erin Ksenak is a portfolio manager on the firm’s US Large Cap Value Equity team, a role she assumed in December 2020. Prior to joining Macquarie in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Macquarie researches individual companies and analyzes economic and market conditions, seeking to identify the securities that it believes are the best investments for the Fund. Macquarie invests primarily in securities of large-capitalization companies that it believes have long-term capital appreciation potential. Macquarie follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

●	a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;
●	favorable earnings prospects and dividend yield potential;
●	the financial condition of the issuer; and
●	various qualitative factors.

Macquarie may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, Macquarie may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector.

Jennison Associates LLC (“Jennison”), with principal offices located at 466 Lexington Avenue, New York, NY 10017 serves as a Subadvisor to the Fund. Jennison is registered as an investment adviser under the Advisers Act. Jennison is operationally an independently managed, 100% indirect subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (“PGIM”). PGIM is a direct, wholly owned subsidiary of PGIM Holding Company LLC. PGIM Holding Company, LLC, is a direct, wholly owned subsidiary of Prudential Financial, Inc.

The allocated portion of the Fund’s portfolio managed by Jennison is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Jennison’s allocated portion of the Fund’s portfolio are Blair A. Boyer, Rebecca Irwin, Natasha Kuhlkin, and Kathleen A. McCarragher.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Jennison believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. Jennison looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. Jennison seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.

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Jennison uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macroeconomic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

In deciding which stocks to buy for its allocated portion of the portfolio, Jennison uses what is known as a growth investment style. This means that Jennison invests in stocks it believes could experience superior sales or earnings growth, or high returns on equity and assets.

Jennison considers selling or reducing a stock position when, in its opinion, the issuing company’s revenue, earnings, or other business fundamental metrics have been lower than expected, it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

To identify above-average growth prospects, Jennison conducts research to determine company, industry and sector fundamentals and prospects over intermediate and longer terms, projecting how industries and businesses will change over time. Jennison generally bases its belief on proprietary forecasts of each company’s potential earnings growth for periods greater than one year. To gain an in-depth understanding, Jennison meets with company senior management, customers, suppliers, and competitors. Jennison also builds fundamental outlooks and earnings models after scrutinizing financial statements.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy, Patrick O’Shaughnessy, Christopher Meredith, and Scott Bartone. Messrs. O’Shaughnessy and Mr. Meredith joined O’Shaughnessy in 2007. Mr. Bartone joined O’Shaughnessy in 2008.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

O’Shaughnessy screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors. The factors include, but are not limited to, valuation, earnings quality, earnings growth and financial strength. O’Shaughnessy may eliminate or substitute factors at its discretion. From this group of securities, O’Shaughnessy then employs a proprietary, quantitatively-driven approach to security selection based on research and analysis of historical data (for example, companies’ past dividend yields and dividend yield rankings) to identify those securities with higher dividend yields and share repurchase yields. Portfolio securities may be sold generally upon periodic rebalancing of O’Shaughnessy’s allocated portion of the Fund’s portfolio. O’Shaughnessy considers the same factors it uses in evaluating securities for purchase and generally sells securities when O’Shaughnessy believes such securities no longer meet its investment criteria. O’Shaughnessy’s allocated portion of the Fund’s portfolio may emphasize investments in certain sectors of the market.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadvisor to the Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

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Polen Capital Management LLC (“Polen”), located at 1825 NW Corporate Boulevard, Boca Raton, FL 33431, serves as a Subadvisor to the Fund. Polen is registered as an investment adviser under the Advisers Act. Polen is currently organized as a Limited Liability Company under the laws of Delaware.

The portfolio managers who are responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are Dan Davidowitz and Brandon Ladoff.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Polen’s bottom-up investment process uses independent research to screen and identify investment candidates and build a concentrated and high-conviction portfolio of 20 to 30 high-quality, durable and, in the view of the portfolio manager(s), lower-risk businesses. The same financial and qualitative criteria (or guardrails) that underlie Polen’s investment philosophy are employed across all investment strategies. By applying these guardrails consistently, regardless of where a company is based or the industry or space in which it competes, the screens effectively shrink the investable universe from several thousand listed stocks to 100-150 investment candidates, making the investment process relatively efficient. All analysts are generalists and the universe is split amongst them.

As well as bringing consistency and transparency to the investment process, the financial guardrails build in a strong bias toward larger capitalization businesses with organic growth at stable to increasing margins, little or no debt, high conversion of accounting earnings to cash flow and sustainably high returns on capital (typically above 20% on an economic basis). Businesses that employ financial engineering to enhance growth, as well as those that employ meaningful amounts of debt relative to cash flow, are likely to fall outside the guardrails. Further, the quality guardrails tend to eliminate companies classified in sectors such as financials, industrials, energy, materials, utilities and real estate. The sell discipline is the mirror image of the buy discipline. That is, we strive for unemotional selling whenever a holding no longer clearly meets the financial and quality guardrails.

Polen believes stock prices follow earnings growth over time and expects investment performance will be driven by business performance measured by earnings - the average rate of compound earnings per share growth - over a typical holding period. The process begins by screening investment candidates using publicly available financial information. Applying the financial guardrails shrinks the investable universe by approximately 85%. The next step is an initial research project which tests for sustainability and further reduces the universe by excluding companies believed to be benefiting from cyclical factors or other unsustainable trends. Our experience to date is that between 100 and 150 businesses globally generally make it through the financial screen and initial research. After the initial research project has been completed by one or more members of the investment team, an investment candidate is presented for peer review and discussion of risks, and to identify areas for further research. Most of the team’s time and energy is then spent on an iterative deep-dive research of these investment candidates. The goal is to gain a thorough understanding of each business, its margin of safety, growth prospects, competitive moat, industry dynamics and management track record. Part of the iterative deep-dive research is a pre-mortem risk analysis where the team imagines that an investment has failed and then works backward to determine what potentially led to that failure. The team also analyzes any ESG-related risks. This deep-dive research involves a thorough examination of SEC filings, news releases, management presentations, earnings announcements and related conference calls, and any other relevant public information. The analysis may also occasionally include a review of relevant external sell-side research reports, or at times an on-site visit to the company being researched. The deep-dive process typically continues for months even though most of the businesses studied are rejected and do not ultimately enter the portfolio. Sometimes it is found that a competitive advantage that has sustained a business in the past is changing and may not be sufficient in the future, or a company is facing growth or structural challenges. Once an idea has been thoroughly vetted and a formal recommendation to purchase a business has been made, the final steps in the process are taken by the portfolio managers. These steps include an estimate of expected return from an investment candidate over the anticipated holding period of five years. The portfolio manager is also responsible for the final determination that each investment candidate will contribute positively to the portfolio’s earnings growth while presenting a minimal level of risk.

The investment guardrails limit portfolio holdings and any candidates for investment to those perceived as more sustainable and predictable businesses, which gives us an extra degree of confidence in estimates of long-term earnings growth. The earnings estimates are based on conservative assumptions and are cash-adjusted to improve comparability and overcome the complexity of different accounting systems. The expected return calculations also factor in the return of capital to shareholders (dividends or share buybacks) provided they are funded with excess cash flow beyond the company’s investment requirements. An investment candidate is generally added to the portfolio only if it is expected to generate a double-digit annualized return over a 5-year holding period. The Focus Growth portfolio managers, Dan Davidowitz and Brandon Ladoff make the final buy and sell decisions together, with lead portfolio manager, Dan Davidowitz, having final decision-making authority for the strategy.

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Once an investment candidate has been included in the portfolio, a process of ongoing monitoring and review of the business begins, designed mainly to identify any changes to an investment case. Companies in the portfolio are subject to continued quantitative screens and fundamental analysis. If a holding no longer meets the criteria that the investment team is looking for, then a decision is made to sell it irrespective of the market.

Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small to medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2021, $24.1 billion).

The Fund invests principally in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

GW&K Investment Management (“GW&K”) was founded in 1974 to offer innovative investment solutions consistent with their clients’ objectives. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE: AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner. The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K.

The portfolio managers who are responsible for the day-to-day management of GW&K’s allocated portion of the Fund’s portfolio are Daniel L. Miller, CFA, who serves as Partner, Director of Equities, and joined GW&K in 2008; and Jeffrey W. Thibault, CFA, who serves as Partner, Portfolio Manager, and joined GW&K in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

GW&K’s small/mid cap portfolios are built from the bottom up within diversification constraints. The strategy is invested in most sectors of the small and mid-cap markets, providing exposure to growth and value stocks. At the time of purchase, securities have a market capitalization between $250 million and $10 billion or are within the range of the Russell 2500® Index. GW&K is searching for companies that exhibit sustainable growth and whose shares trade at reasonable valuations.

GW&K attempts to identify the leading players within niche markets by analyzing such characteristics as market share accumulation, improving margins and sales growth. Also, they look to invest only in companies whose management is dedicated to enhancing

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shareholder value. Once they identify these companies, they look to discover those companies growing at a sustainable rate. This is done by breaking down a company’s return on equity and analyzing its components. Other important criteria that they analyze are how the industry operates and what a company must do to maintain its dominant competitive position. While they may view favorably a company’s leadership qualities and its growth characteristics, they remain diligent in their efforts to pay a reasonable price for the security. They review the appropriate valuation ratios based on the industry in which the company operates. A sensibly priced security will be trading at a discount versus its peers and/or its own history.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Loomis is registered as an investment adviser under the Advisers Act. Loomis is currently organized as a limited partnership and a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

The allocated portion of the Fund’s portfolio managed by Loomis is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis’ allocated portion of the Fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA. Mr. Burns, CFA, Vice President of Loomis, has 24 years of investment industry experience and joined Loomis in 1999. Mr. Slavik, CFA, Vice President of Loomis, has 29 years of investment industry experience and joined Loomis in 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Loomis pursues small/mid cap growth investing with a low volatility approach. Loomis employs a bottom-up investment process and strives to make active stock selection the primary driver of returns. Each investment idea is thoroughly vetted and researched through fundamental analysis. Loomis has a quality bias to the companies it owns, focusing on characteristics such as business model strength, visibility and predictability of growth drivers and strength of competitive advantage. To better understand and compare the reward-to-risk profile of high growth businesses, Loomis uses discounted cash flow modeling as the primary valuation tool. Importantly, Loomis seeks to invest in emerging winners that are under-recognized by the market. Given the inherent volatility of small/mid cap growth stocks, Loomis believes it is important to apply risk management from the stock level to the portfolio level and from the buy decision to the sell decision, which incorporates a clear stop/loss discipline.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadvisor to the Fund. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company. LSV is registered as an investment advisor with the SEC.

The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014; and Guy Lakonishok, CFA, who has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. Each began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

Under normal circumstances, LSV will invest in the equity securities of small- and medium-sized companies. LSV will invest primarily in the common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500® Index at the time of purchase. The market capitalization range and the composition of the Russell 2500® Index are subject to change. LSV selects stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value). LSV may also invest in REITs.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadvisor to the Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. Affiliated Managers Group, Inc. holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm.

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are J. Justin Akin, R. Andrew Beck and James C. Shircliff, CFA. Mr. Akin has been a portfolio manager for River Road since 2012. Mr. Beck has served as a portfolio manager at River Road since 2005 and has been Chief Executive Officer of River Road since 2011. Mr. Shircliff has served as a portfolio manager at River Road since 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

River Road’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

In managing its allocated portion of the Fund’s portfolio, River Road builds portfolios in house, from the bottom up, making security-specific research central to River Road’s process. At the core of River Road’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within a portfolio.

River Road employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is 100% employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process

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and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield. He has worked at Westfield since 1994. Richard D. Lee, CFA, is a Managing Partner and Deputy Chief Investment Officer at Westfield and covers Hardware, Semiconductors and IT Services. Mr. Lee has worked at Westfield since 2004. Ethan J. Meyers, CFA is a Managing Partner and Director of Research of Westfield and covers Financial Technology and Business Services. Mr. Meyers has worked at Westfield since 1999. John M. Montgomery is a Managing Partner, Portfolio Strategist and COO of Westfield. Mr. Montgomery has worked at Westfield since 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Foreign Equity Funds:

Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock issued by companies of any capitalization, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisors invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund may invest in derivative instruments, such as forward contracts and exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs or to increase or decrease currency exposure. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold,

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investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 serves as a subadvisor to the Fund. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio are Rajesh Gandhi and Jim Zhao. Mr. Gandhi joined American Century in 2002, became a portfolio manager in 2008 and currently serves as Vice President and Senior Portfolio Manager. He has a bachelor’s degree in finance and real estate from the University of Wisconsin. He is a CFA charterholder. Mr. Zhao joined American Century in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing the allocated portion of the Fund portfolio, American Century will primarily invest in equity securities of companies located in at least three developed countries (excluding the United States). The allocated portion of the Fund portfolio may also invest in emerging market countries. American Century looks for stocks of companies it believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the allocated portion of the Fund portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flows.

Using a variety of analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, American Century seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques, along with integration of ESG risks and opportunities, help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

In addition to locating strong companies with earnings and revenue growth, American Century believes that it is important to diversify the allocated portion of the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, American Century also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

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American Century does not attempt to time the market. Instead, under normal market conditions, American Century intends to keep the allocated portion of the Fund’s portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. However, the allocated portion of the Fund’s portfolio can purchase other types of securities as well, such as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, can help the allocated portion of the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

In the event of exceptional market or economic conditions, the allocated portion of the Fund may take temporary defensive positions that are inconsistent with the principal investment strategies of such allocated portion. To the extent it assumes a defensive position, it may not achieve the investment objective of that particular allocation.

The allocated portion of the Fund invests primarily in securities issued by companies located in developed countries. This allocated portion of the Fund considers a security to be from a developed country if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The allocated portion of the Fund may also invest in securities issued by companies located in emerging markets. The allocated portion of the Fund considers a security to be an emerging markets security if its issuer is located outside of the countries listed above.

In determining where a company is located, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a subadvisor to the Fund. Arrowstreet is a discretionary institutional global asset manager and is a registered investment adviser with the SEC since July 1999. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Dr. Peter Rathjens, Ph.D., Dr. Manolis Liodakis, Ph.D, Mr. Derek Vance, CFA and Dr. Christopher Malloy, Ph.D. Dr. Rathjens joined Arrowstreet in 1999. Dr. Liodakis joined Arrowstreet in 2012. Prior to joining Arrowstreet, Dr. Liodakis served as Managing Director, Global Equities Hybrid Strategies, at Citadel Asset Management. Mr. Vance joined Arrowstreet in 2008. Prior to joining Arrowstreet, Mr. Vance worked as an analyst in the Quantitative Investment Strategies group at Goldman Sachs Asset Management. Dr. Malloy joined Arrowstreet in 2019. Prior to joining Arrowstreet, Dr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of Economic Research.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Arrowstreet utilizes a dynamic process that uses quantitative tools to evaluate securities on an integrated basis taking into consideration direct effects and indirect, or spillover, effects to exploit opportunities across the globe while seeking to avoid long-term systematic biases.

This integrated and dynamic model measures a stock’s expected excess return by including relevant information from the company itself, as well as related securities which are linked in some way, including country and sector affiliations or other related companies identified by our propriety process. Quantitative tools enable Arrowstreet to leverage our insights over a broader universe of stocks more efficiently, provide a mechanism to trade off expected returns against risk and transaction costs, and provide an objective and disciplined process for making investment decisions.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadvisor to the Fund. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners (61%)

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and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company. LSV is registered as an investment advisor with the SEC.

The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014; and Guy Lakonishok, CFA, who has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. Each began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a subadvisor to the Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Benjamin Stone, Pablo De La Mata, and Philip Evans. Effective April 15, 2022, Pablo De La Mata will no longer be a portfolio manager of the Fund. Mr. Stone, Investment Officer of MFS, has been employed in the investment area of MFS since 2005. Mr. De La Mata, Investment Officer of MFS, has been employed in the investment area of MFS since 2008. Mr. Evans, Investment Officer of MFS, has been employed in the investment area of MFS since 2011.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, MFS focuses on investing the Fund’s assets in the stocks of companies that MFS believes are undervalued compared to their intrinsic value (value companies). MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace (e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

In managing its allocated portion of the Fund’s portfolio, MFS may invest the Fund’s assets in securities of companies of any size.

In managing its allocated portion of the Fund’s portfolio, MFS normally invests the Fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure.

MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment

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analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by MFS.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadvisor to the Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, and other investments that are tied economically to emerging markets but that may be listed or traded outside the issuer’s domicile country, which may include American, European and Global Depositary Receipts and other depositary receipts (“Depositary Receipts”). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging

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market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be smaller in total market capitalization.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors and Sub-Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

BennBridge US LLC (“BennBridge US”), with principal offices located at 260 Franklin Street, 16th Floor, Boston, Massachusetts 02110, serves as a Subadvisor to the Fund. BennBridge US is registered as an investment adviser under the Advisers Act. BennBridge US, which is organized as a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd. (“Bennelong Funds Management”), which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms.

In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd. to provide services and investment personnel to BennBridge US pursuant to the subadvisory agreement with the Fund. BennBridge US and BennBridge Ltd. are both under the common control of Bennelong Funds Management. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. These Skerryvore personnel are each deemed to be “supervised persons” of BennBridge US for purposes of the Advisers Act.

The allocated portion of the Fund’s portfolio managed by BennBridge US is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BennBridge US’s allocated portion of the Fund’s portfolio and who manage the assets pursuant to the arrangements that have been entered into between and among BennBridge US, BennBridge Ltd. and Skerryvore are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nichols Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer. Mr. Finegan joined Skerryvore in 2019 and prior to that he was employed with Janus Henderson Group plc (“Janus Henderson”). In addition, Mr. Cahoon, Mr. Cowley, Mr. Deane, Mr. Kelleher and Mr. Tabberer each also joined Skerryvore in 2019 and prior to that they were each also employed with Janus Henderson.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, BennBridge US utilizes the services of BennBridge Ltd. and Skerryvore pursuant to the arrangements that have been entered into between and among each of the firms. Skerryvore’s investment philosophy aims to produce good long-term returns by investing in businesses that are exposed to the attractive long-term growth opportunity provided by emerging markets. This is achieved using a disciplined, liquidity conscious but index unaware approach to investing with an emphasis on identifying high-quality companies and buying them at reasonable valuations.

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The investment team at Skerryvore are fundamental, bottom-up investors seeking to create high conviction portfolios of reasonably valued, high-quality companies that are exposed to, or operate in, emerging markets. The investment style can be summarized as ‘quality at a reasonable price’.

This risk aware approach focuses more on downside preservation than on upside participation. The team invests with an absolute, rather than relative-return mind-set and its risk aware approach to the asset class should mean that the strategy is reasonably defensive. In addition, the team tends to avoid companies with significant government ownership or high political risk, companies with a history of poor corporate governance, companies with opaque businesses and companies whose earnings are cyclically driven or dependent on the price of an underlying resource or commodity.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), with principal offices located at 40 Rowes Wharf, Boston, MA 02110, serves as a Subadvisor to the Fund. GMO is an independent private company that is 100% owned by its active and retired partners. GMO is registered as an investment adviser under the Advisers Act.

The allocated portion of the Fund’s portfolio managed by GMO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of GMO’s allocated portion of the Fund’s portfolio are Warren Chiang and Arjun Divecha.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

GMO uses proprietary quantitative techniques and fundamental analytic techniques to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation, quality, patterns of price movement and volatility, macroeconomic factors, and ESG (environmental, social and governance) criteria. In constructing the portion of the Fund’s portfolio that is allocated to GMO, the firm considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s allocated portfolio assets for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. At times, GMO may cause its allocated portion of the Fund’s assets to have substantial exposure to a single asset class, industry, sector, country, region, issuer, currency or companies with similar market capitalizations. On behalf of the Fund, GMO may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses with respect to the Fund can change over time.

Origin Asset Management LLP (“Origin”), with principal offices located at One Carey Lane, London, United Kingdom EC2V 8AE serves as a Subadvisor to the Fund. Origin is registered as an investment adviser under the Advisers Act. Origin is a subsidiary of Principal Financial Group, Inc.

The allocated portion of the Fund’s portfolio managed by Origin is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Origin’s allocated portion of the Fund’s portfolio are Nerys Weir, Chris Carter, Nigel Dutson and Tarlock Randhawa.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Origin’s investment philosophy includes the beliefs that

●	there is a positive return to systematic investing
●	it is better to act on evidence rather than opinion
●	there is a positive return to low valuation
●	there is a positive return to trend following

Origin’s investment process was developed as a result of many years’ experience of markets and of working within more traditional investment processes. It is clear, repeatable, systematic and evidence-based and delivers portfolios of high quality but undervalued stocks with improving operational and relative share price performance.

Origin looks only for stocks that are well-managed, undervalued, have improving profit expectations and have a rising share price relative to the market. Origin measures these criteria using publicly available financial data, profits forecasts and historic share price information. The analysis is based on current evidence rather than opinion.

Origin never meets company management, in order to avoid the trap of “emotional coloring” and to ensure that they are able to evaluate the entire investable universe using a uniform data set at the same point in time.

Origin’s uses a bottom up approach; there is no macro or top-down component to the process. Origin does not make market calls. The portfolio holds only small, frictional cash balances.

Origin selects stocks solely on a balance of four criteria, two of which (Capital Management and Valuation) are fundamental, and two (Earnings Revisions and Relative Trend) behavioral. Each of these criteria is of equal importance to us. In order to get into the portfolio, a stock must be sufficiently attractive on a balance of all four. A stock’s weighting in the portfolio will be determined by how strongly it exhibits these target characteristics.

Origin’s Four Stock Selection Criteria

Capital Management: Origin looks for companies with a proven history of Capital Management for shareholders. It is measured by looking at individual company cash flow return on investment. Cashflow returns are required to be significantly above the cost of capital, with returns rising over the last three years, and the company should have consistently grown the asset base on which those returns have been generated.

Undervaluation: Origin employs discounted cash flow methodology to compare and contrast all competing investment ideas in the stock universe. They look for businesses where the market is undervaluing the current value of future cashflows. The discounted cash flow methodology allows us to compare and contrast companies from widely differing sectors and accounting regimes across the world.

Improving Profit Expectations: Origin favors companies with strong, positive and consistent profit forecast upgrades, where revisions are broadly based amongst the analytical community, with low dispersion amongst estimates.

Rising Share Price Relative Trend: Origin favors companies with an established and rising share price trend, which is supported by a high degree of price ‘energy’ and which is not about to hit any resistance points.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadvisor to the Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

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Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Schroder Investment Management North America Inc. (“SIMNA Inc.”), with principal offices located at 7 Bryant Park, New York, NY 10018, serves as a Subadvisor to the Fund. SIMNA Inc. is registered as an investment adviser under the Advisers Act. SIMNA Inc. is an indirect, wholly-owned subsidiary of Schroders plc, a publicly-traded global asset management holding company organized under the laws of England. Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), with principal offices located at 1 London Wall Place, London, EC2Y 5AU, United Kingdom serves as a sub-subadvisor to the Fund. SIMNA Ltd. is registered as an investment adviser under the Advisers Act. SIMNA Ltd. is also an indirect, wholly-owned subsidiary of Schroders plc and an affiliate of SIMNA Inc.

The allocated portion of the Fund’s portfolio managed by Schroders is managed on a team basis. The portfolio manager who is responsible for the day-to-day management of Schroders’ allocated portion of the Fund’s portfolio is Louisa Lo.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Schroders’ allocated portion of the Fund’s assets are managed using a team approach with individual accountability and in accordance with a disciplined and repeatable investment process, leveraging proprietary long term, fundamental, bottom-up research. Integral to this process is the fundamental research undertaken by Schroders’ locally based analysts, which is supplemented by its global research resources.

Schroders believes that equity markets are not efficient in Asia and to generate alpha over the long term, the best approach is to focus on fundamental bottom-up stock analysis. In particular, Schroders believes the future trend in a company’s return on invested capital (ROIC) can reflect the attractiveness and sustainability of its business model and serve as a predictor of long-term shareholder returns. Schroders’ Shareholder Return Classification (SRC) approach, which focuses on the ROIC profile relative to the cost of capital of a business, was adopted nearly 20 years ago as the main lens through which the team assesses the strength and sustainability of a company’s franchise. Utilizing its SRC framework to judge the relative attraction of different businesses, Schroders aims to invest in mispriced assets that have an improving or ‘Superior’ SRC, while avoiding ‘Negative Transition’ or ‘Inferior’ businesses which often represent value traps.

Underpinning Schroders’ approach is a disciplined valuation framework to determine fair value estimates for the companies covered and a focus on asymmetric risk to assess the risk-reward outlook around its base case assumptions. Environmental, social and governance (“ESG”) factors are integral in this analysis.

William Blair Investment Management, LLC (“William Blair”), located at 150 North Riverside Plaza, Chicago, Illinois, 60606, serves as a subadvisor to the Fund. William Blair is a limited liability company. William Blair is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by current employees of William Blair and its affiliate, William Blair & Company, L.L.C., a registered investment adviser and securities broker-dealer.

The allocated portion of the Fund’s portfolio managed by William Blair is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of William Blair’s allocated portion of the Fund’s portfolio are Todd McClone, CFA, Partner and John Murphy, CFA, Partner. Mr. McClone is a Portfolio Manager for the Emerging Markets strategies. Prior to joining William Blair in 2000, he was a senior research analyst, specializing in international equity for Strong Capital Management. Mr. Murphy is a Portfolio Manager for the Emerging Markets Leaders and International Developed Plus strategies. Prior to joining William Blair in 2005, he was an equity research analyst at Credit Suisse First Boston.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

In choosing investments, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the Fund portfolio’s sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund reasonably anticipates that under normal circumstances it will invest significantly in a broad range of countries, which will typically be countries represented by the MSCI World Index, and that approximately 30%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years with lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as an investment subadvisor to the Fund. Acadian has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Acadian is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group Inc. (“BSIG”), a publicly listed company on the NYSE.

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The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D., and Mark Birmingham, CFA. Mr. Bradley is an Executive Vice President, Chief Investment Officer at Acadian. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies and in 2013, became Director of Portfolio Management overseeing portfolio management policies. He was appointed Co-Chief Investment Officer in 2018 and transitioned to Chief Investment Officer in 2019. Mr. Taliaferro is a Senior Vice President, Director, Equity Strategies at Acadian. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. He currently serves as Director of Equity Strategies. Prior to Acadian, he was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing from 2006-2011. Mr. Birmingham is a Senior Vice President and Lead Portfolio Manager for Acadian’s Managed Volatility strategies. Before joining Acadian in October 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. (“Wellington”). Mr. Birmingham also served as Director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Acadian normally will invest in low-risk common stocks of global issuers listed or traded on equity markets in regulated markets worldwide. Acadian will choose individual stocks to achieve its risk-reduction objective and will include both large and small capitalization issuers. Also permitted are investments in rights issues by a company which allow holders to subscribe for additional securities issued by that company and preferred stocks, if issued by companies whose common stocks are listed or traded on regulated markets, in depositary receipts and in the units or shares of certain open-ended collective investment schemes investing in the foregoing, including but not limited to exchange-traded funds.

Acadian may employ investment techniques and financial derivative instruments for efficient portfolio management and/or investment purposes. Futures and forward contracts may be used to hedge against market risks, to gain exposure to markets, or to hedge or gain exposure to one or more currencies.

Martingale Asset Management, L.P. (“Martingale”), located at 888 Boylston Street, Suite 1400, Boston, MA 02199, serves as a subadvisor to the Fund. Martingale is an independent, privately held investment adviser principally owned by its employees. Martingale is registered as an investment advisor with the SEC.

Martingale’s portion of the Fund has been managed by a team of investment professionals led by Mr. James M. Eysenbach since February 2015. Mr. Eysenbach serves as Chief Investment Officer at Martingale. Mr. Eysenbach joined Martingale in 2004 and was promoted to Director of Research in 2008, and Chief Investment Officer in 2016.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Martingale normally will invest in primarily low-risk common stocks of companies listed or traded on regulated U.S. equity markets. Martingale will select large and medium capitalization issuers to achieve its risk-reduction objective. Martingale uses a systematic approach to evaluating the risk properties and the return potential of securities and in the management of portfolio risk. As part of its security selection, Martingale seeks lower risk companies with favorable fundamentals including value, quality and growth characteristics. Portfolio risk is managed through broad security and sector diversification. Martingale may utilize exchange-traded funds focused on U.S. equity securities to achieve these objectives.

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a Subadvisor to the Fund. Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is an indirect, wholly-owned subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio manager who is responsible for the day-to-day management of Ninety One allocated portion of the Fund’s portfolio is Clyde Rossouw.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Ninety One’s Quality Team believes that “quality” means investing in companies that compound shareholder value over the long term. The focus is on sustainable businesses that are thought to invest intelligently in their own futures, which is believed to strengthen their market positions and forge hard-to-replicate competitive advantages. These competitive advantages are typically intangible assets such as brands, copyrights, patents, licenses or distribution networks. This strategy seeks highly cash-generative businesses with low capital requirements and low sensitivity to economic and market cycles and is unconstrained by sector, geography and market capitalization.

The three predominant ways in which the team has been generating ideas since 2007 are:

1. Universe creation and monthly screening: The companies in the universe are ranked by four metrics: return on capital; profit growth; free cash-flow conversion; and valuation. Those companies that rank highest are considered as potential ideas for further fundamental research.

2. Internal research: Leveraging the extensive library of company research;

3. External sources: Where appropriate, external sources are used as additional sources of ideas and to challenge the assumptions and strengthen research conclusions.

Over time, the majority of ideas have historically come from internal research sources. This proprietary approach to “quality” focuses on what Ninety One believes are attractively valued companies with enduring competitive advantages, disciplined capital allocation and focus on sustainability, to deliver persistently high or improving cash flows and returns on invested capital. A company’s business model, financial model and capital allocation should be aligned with the long-term interests of shareholders and other key stakeholders. Ninety One focuses on fundamental research to identify companies believed to have rare and exceptional characteristics that can compound shareholder value over the long term. Sustainability factors are integral in the fundamental research process, including active ownership and engagement, with additional support from Ninety One’s dedicated global Sustainability team. Ninety One believes these exceptional qualities have enabled companies to deliver sustainably high returns on capital, and compound cash flows over the long term.

Veritas Asset Management LLP (“Veritas”), located at 1 Smart’s Place, London, WC2B 5LW, serves as a subadvisor to the Fund. Veritas is registered as an investment adviser under the Advisers Act. Veritas is currently organized as a limited liability partnership organized under the laws of England and Wales.

The portfolio managers responsible for the day-to-day management of Veritas’ allocated portion of the Fund’s portfolio are Andy Headley and Mike Moore.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Veritas’ process aims to identify good, quality companies from around the globe. From a broad universe of investable companies, Veritas seeks to invest in 25-40 companies that are in excess of $3 billion in market capitalization. Veritas defines quality companies as those that generate significant free cash flow, have distinct structural drivers to ensure that cash will be generated in a sustainable way, offer barriers that prevent competitors impacting that cash sustainability, and management that deploys the cash in a predictable manner. Veritas analyses industry and company themes, leverages a network of industry contacts, and employs quantitative analysis to generate investment ideas. Once companies are identified for further analysis, Veritas will perform in-depth fundamental analysis on all investment candidates with the aim of understanding what competitive advantages a company possesses and how enduring those advantages are likely to be. Having identified companies with enduring competitive advantages and strong economics, Veritas will assess the companies’ valuations, seeking to buy stocks that will generate in the region of between 15% to 20% per annum total return over a five year period.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadvisor to the Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at

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Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

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Fixed Income Funds:

Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and non-U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers in emerging capital markets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund’s target duration is that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of June 30, 2021, the duration of the Index was 6.58 years. Depending on market conditions, the subadvisors of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 5 years is expected to decline by 5%.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today.

A team of investment professionals manages the portion of the Fund’s assets allocated to IR+M. The team consists of William A. O’Malley, CFA, Board Member, Chief Executive Officer and co-Chief Investment Officer; William O’Neill, CFA, Principal and Senior Portfolio Manager; and James E. Gubitosi, CFA, Principal and co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic direction of the assets of the Fund allocated to IR+M. Mr. O’Malley joined IR+M in September 1994, Mr. O’Neill started in July of 2004, and Mr. Gubitosi joined IR+M in March 2007. Mr. O’Malley was previously the Director of the Investment Team at IR+M, Mr. O’Neill was previously an Analyst and Portfolio Manager at IR+M, and Mr. Gubitosi was previously an Analyst and Portfolio Manager with IR+M.

The SAI provides additional information about each portfolio managers’ compensation, other accounts managed by each of the portfolio managers, and each portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

IR+M’s investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management provide superior returns over the long-term. Portfolios are constructed around client objectives, using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. This philosophy has remained consistent since the inception of the firm.

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Manulife Investment Management (US) LLC (“Manulife”), located at 197 Clarendon Street, Boston MA 02116, serves as a subadvisor to the fund. Manulife is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation).

The allocated portion of the Fund’s portfolio managed by Manulife is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Manulife’s allocated portion of the Fund’s portfolio are Howard C. Greene, CFA, Jeffrey N. Given, CFA and Pranay Sonalkar. Mr. Greene is a Senior Managing Director and Senior Portfolio Manager at Manulife. Mr. Greene joined Manulife in 2002 and is the Co-Head of US Core and Core Plus Fixed Income. Mr. Given is a Senior Managing Director and Senior Portfolio Manager at Manulife. Mr. Given joined Manulife in 1993 and is the Co-Head of US Core and Core Plus Fixed Income. Mr. Sonalkar is a Managing Director and Associate Portfolio Manager at Manulife. Mr. Sonalkar joined Manulife in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Manulife’s investment team for the Core Plus Fixed Income Strategy seeks excess return through bottom-up active sector and security selection as well as yield curve positioning. It uses a research-driven process to identify attractive sectors as well as mispriced securities within those sectors. The team believes its bottom-up research capabilities and long-term market view provide the best opportunity to exploit market dislocations at the sector level and capture relative value at the security level with consistency. For portfolio construction, yield curve positioning and sector allocation, the key inputs include the team’s macro views of the business and rate cycle, spread premiums, market liquidity and other factors which influence bond valuations.

PGIM, Inc. (“PGIM”), located at 655 Broad Street, 7th Floor, Newark, NJ 07102, serves as a subadvisor to the Fund. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., (“PFI”) a publicly held company. Prudential Financial, Inc. of the United States is not affiliated in any manner with Prudential plc, incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom. For purposes of the biographies, the “Firm” is defined as PFI. PGIM is an SEC-registered investment adviser organized as a New Jersey corporation. PGIM Fixed Income is the primary public fixed income asset management unit within PGIM responsible for subadvising the Fund.

The portfolio managers who are primarily responsible for the day-to-day management of PGIM’s allocated portion of the Fund’s portfolio are Richard Piccirillo and Gregory Peters. Mr. Piccirillo joined PFI in 1993. Richard Piccirillo is a Managing Director and Senior Portfolio Manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage- and asset-backed securities since joining the Firm in 1993. Gregory Peters is a Managing Director, Head of Multi-Sector and Strategy for PGIM Fixed Income. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the Firm’s investment strategy function. Prior to joining PGIM Fixed Income in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocation portion of the Fund’s assets, PGIM utilizes both top-down and bottom-up approaches in conjunction with proprietary quantitative models and risk management systems. Sector allocation, duration, yield curve, and “industry bias” decisions are made using top-down research derived from a range of internal sources, including PGIM Fixed Income’s Global Macroeconomic and Investment Strategy Teams and Heads of the Sector Teams, as well as external sources. Actual subsector and security selections are made by sector specialists after conducting bottom-up fundamental and quantitative research and relative value analysis. All portfolios are managed based on a pre-determined risk budget that includes thresholds for subsector/industry, issuer, and quality exposures.

All buy and sell decisions in the Fund are based on fundamental and quantitative research and relative value analysis.

For investment grade corporate bonds, analysts screen the US investment corporate bond market to arrive at roughly 600 US issuers across 38 industries that receive priority research coverage. The focus is primarily on the largest issuers in major corporate bond

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indices, as these meet PGIM Fixed Income’s size, quality, and liquidity objectives. Analysts follow nearly 90% of the issuers in major US corporate bond benchmarks on a dollar-weighted basis.

For US Government, agency, and mortgage securities, analysts screen the entire universes of these securities. Screening of the US mortgage market is done using two proprietary models: the first provides option-adjusted spreads for every mortgage security in the universe vs. both US Treasury and LIBOR curves, the second is an implied mortgage prepayment framework that analyzes current mortgage prices to gauge market prepayment expectations. Screening of the US Government market is done using quantitative models and tools that identify undervalued securities and appropriate entry and exit points.

Screening of the securitized product market is also fundamentally based – securitized product analysts specialize in residential mortgage securities, commercial mortgage-backed securities, and/or asset backed securities. They perform credit analysis on issuers, as well as structural and servicer reviews and maintain ongoing views on the collateral quality of issuers in their sector to identify undervalued or mispriced securities.

Where individual client guidelines permit the use of high yield bonds, dedicated high yield credit analysts screen the entire universe of high yield bond issuers. In the screening process issuers with poor or weakening asset quality or weak financial positions are eliminated. Analysts will look at an issuer’s revenues, earnings, cash flows, liquidity and management teams as well as other factors. Analysts also review each layer of an issuer’s capital structure to identify bonds, and/or loans with strong asset coverage and covenant protection. The output includes a universe of about 500 US high yield bond issuers. Importantly, the screening process is continuous.

U.S. Governments

Security selection is based on proprietary quantitative analytics created and maintained by a dedicated Investment Risk Management and Quantitative Research Group. Portfolio managers use desktop-based quantitative analytics to screen the entire U.S. Government markets for attractively valued securities, as well as securities that may improve the risk profile of the portfolio. PGIM Fixed Income uses a proprietary yield curve model (a Gaussian 2+ Arbitrage-Free option pricing construct) to select securities. Using a number of key parameters, this model simultaneously fits prices of actively traded off-the-run U.S. Treasuries and swaptions, defining each security’s “fundamental value” by the difference between its actual yield and its fitted yield. PGIM Fixed Income uses a U.S. Government security when these analytics identify another security that is either more attractively valued or that improves the risk profile of the portfolio.

Mortgage-Backed Securities

PGIM Fixed Income uses two primary models and a regression tool to analyze and select mortgage-backed securities for Core Fixed Income portfolios. These tools are also maintained by our internal Investment Risk Management and Quantitative Research Group. PGIM Fixed Income does not believe traditional Option Adjusted Spread (OAS) analysis alone is a sufficient method of identifying value in the mortgage-backed securities market because it does not accurately reflect dynamically changing market expectations of prepayments. Therefore, PGIM Fixed Income supplements its use of the traditional OAS model with a second implied prepayment model, which is a market-based gauge of expected prepayment behavior. PGIM Fixed Income then uses regression analysis to analyze changing relationships in the mortgage-backed securities market. Mortgage sector specialists perform regression analysis on spreads among sectors and individual securities within the mortgage-backed securities market, using its own internal database of market prices, yields, and nominal and OAS spreads. The models are run daily based on end of day pricing and provide a relative value framework for determining over- and undervalued subsectors and issues. The sector portfolio managers then use additional proprietary software to determine attractive entry and exit points for a specific trade idea.

Investment Grade Corporate and High Yield Bonds

Security screening and purchase decisions in the investment grade and high yield corporate bond markets are made based primarily on fundamental credit research and valuation analysis with a secondary input being the rankings generated by proprietary relative value matrixes. Internal research analysts dedicated to specific sectors perform intensive fundamental analysis to develop substantive credit opinions on industries and individual issuers. Sector portfolio managers follow the same issuers from the trading perspective, contributing valuable information on trading patterns, spread levels, and liquidity. Based on this combination of credit fundamentals, spread levels, and liquidity, the teams of sector portfolio manager/analyst make specific “underweight,” “underweight leaning,” “overweight,” or “overweight leaning” recommendations for each issuer followed. All opinions and research are stored in PGIM Fixed Income’s proprietary Corporate Bond Relative Value Matrix and High Yield Relative Value Matrix, which rank all industries and issuers in an industry relative to each other. The Corporate Bond Team uses these results as an input into their Corporate Recommendation List that the sector portfolio managers use to buy and sell securities for their portfolios.

Securitized Product

Trading decisions in this sector are based on fundamental research of the underlying collateral and detailed analysis of the specific structure and servicer of each issue. All research is conducted by a dedicated group of internal securitized product analysts. Purchases are focused in five subsectors: 1) CMBS, 2) non-agency mortgage-backed securities, 3) credit cards, 4) auto loans and leases, and 5) collateralized loan obligations (CLOs). The analysts assign internal ratings and an option-adjusted spread to each issue prior to

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purchase. The team also utilizes proprietary analytics to identify relative value. The internal rating and spread is the basis for evaluating the relative attractiveness of market prices and is continually monitored while a security is held. Analysts work closely with the securitized product portfolio managers to review all securitized product securities considered for purchase and sale.

Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities (including collateralized debt obligations), and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid investments. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund also may invest in equity securities and money market instruments.

The Subadvisors and Sub-Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. Certain of the subadvisors have entered into sub-subadvisory agreements with sub-subadvisors to assist with the day-to-day portfolio management of the subadvisor’s allocated portion of the Fund’s portfolio, subject to the Advisor’s and Subadvisor’s oversight. The Fund’s subadvisors and sub-subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

BlackRock International Limited (“BlackRock”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as a subadvisor to the Fund. BlackRock is registered as an investment adviser under the Advisers Act. BlackRock is currently organized as a corporation organized under the laws of Scotland and is a subsidiary of BlackRock, Inc.

The allocated portion of the Fund’s portfolio managed by BlackRock is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio are Sergio Trigo Paz, who has served as portfolio manager at BlackRock since 2012; Laurent Develay, who has served as portfolio manager at BlackRock since 2012; and Michal Wozniak, who has served as portfolio manager at BlackRock since 2013.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

BlackRock manages its allocated portion of the Fund’s portfolio using an in-depth analysis of global factors with fundamental country- and company-specific research. The investment process aims at understanding both long term market dynamics and current mini cycles, and it uses proprietary asset allocation tools to determine the optimum structure of the portfolio and the appropriate risk

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exposure of the portfolio. The management team will consider the fundamental indicators of each country relative to those of other emerging market countries and make an assessment of the interest rates, yield curves and currency valuations of the countries in the investment universe in determining whether to buy or sell an investment.

Colchester Global Investors Limited (“Colchester”), located at Heathcoat House, 20 Savile Row, London W1S 3PR, United Kingdom, serves as a subadvisor to the Fund. Colchester is registered as an investment adviser under the Advisers Act. Colchester is currently organized as a limited company incorporated under the laws of England and Wales. Colchester is majority employee-owned and is controlled and operated by its Chairman and Chief Investment Officer, Ian Sims, through his controlling ownership of Colchester’s voting securities.

The allocated portion of the Fund’s portfolio managed by Colchester is managed on a team basis. The portfolio managers who are primarily responsible for coordinating the day-to-day management of Colchester’s allocated portion of the Fund’s portfolio are Ian Sims and Keith Lloyd.

Mr. Sims is Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors Ltd, subsequently renamed Mondrian, where he worked for nearly 10 years. His previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims holds a BSc in Economics from Leicester University and an MSc in Statistics from Newcastle University.

Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester. Mr. Lloyd holds a BA in economics from Massey University in New Zealand and an MSc in Economics from the London School of Economics. Mr. Lloyd’s career as an investment strategist and economist began with the Reserve Bank of New Zealand in 1983 as a macro-monetary economist involved in central bank policy setting. In 1993 Mr. Lloyd moved to the World Bank, in Washington, D.C. where he began as an economist working on the former Soviet Union before moving to the Investment Management Department. During this time, Mr. Lloyd managed a diverse group of global bond portfolios. In these roles, Mr. Lloyd acted as senior strategist responsible for the Investment Department’s weekly strategy meetings and managed proprietary capital for the World Bank. Mr. Lloyd became a senior portfolio manager of Colchester in 2000 and a Director in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Colchester seeks to invest primarily in sovereign local market debt or debt-like securities of countries that are deemed to be developing (i.e., developing market debt securities that are issued in the local currency of the issuer) and in currencies of countries that are deemed to be developing. Colchester will invest in investment grade and non-investment grade debt obligations issued by world governments, their agencies and instrumentalities, government-owned corporations, supranational entities, as well as entities guaranteed by governments, government agencies, or supranational entities. In addition, Colchester may use spot and currency forwards (including non-deliverable forwards) for hedging and active currency positioning.

Colchester is a value-oriented manager. At the heart of Colchester’s philosophy is the belief that investments should be valued in terms of the income they will generate in real terms. The investment approach is therefore based on the analysis of inflation, real interest rates and real exchange rates, supplemented by an assessment of sovereign financial balances - fiscal, external, monetary and Environmental, Social and Governance (ESG) factors. Portfolios are constructed to benefit from those opportunities with the greatest relative investment potential for a given level of risk. Sovereign bonds form the majority of Colchester’s portfolios.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Loomis is registered as an investment adviser under the Advisers Act. Loomis is currently organized as a limited partnership and a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Loomis manages its allocated portion of the Fund’s portfolio on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis’ allocated portion of the Fund’s portfolio are Kevin Kearns, Thomas Fahey, and Andrea DiCenso. Mr. Kearns, who is Vice President, Portfolio Manager and Senior Derivatives Strategist in the absolute return and credit opportunity area of Loomis, has 35 years of investment industry experience and joined Loomis in 2007. Mr. Fahey, who is Vice

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President, Senior Global Macro Strategist and Co-Director of Macro Strategies for Loomis, has over 25 years of investment industry experience and joined Loomis in 2010. Ms. DiCenso, who is Vice President and Co-Portfolio Manager for the Credit Asset and World Credit Asset Strategies for Loomis has 18 years of investment industry experience and joined Loomis in 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Loomis manages its allocated portion of the Fund’s portfolio by implementing a top-down and bottom-up investment process. It starts by employing a rigorous global macro framework designed to identify and analyze different phases of the credit cycle as Loomis seeks to identify and harvest credit risk premiums over a market cycle. The credit-focused strategy seeks returns through constructing a diversified exposure to subsectors of the credit markets that Loomis believes can harvest credit risk premiums while reducing downside risk to help provide strong risk adjusted return potential. In addition, Loomis’ portfolio managers work closely with Loomis’ credit research staff to identify the best bottom-up ideas across the credit markets. These ideas get vetted in Loomis’ sector team process that combines fundamental themes from Loomis’ global macro research and real-time market information from fixed income trading into investment insights and ideas. Loomis incorporates risk management throughout the whole process. Weaved into the portfolio construction and optimization, it combines the bottom-up and top-down frameworks to identify the universe based on portfolio objectives and guidelines. Loomis analyzes the portfolio by using correlation, beta, and volatility metrics and models to determine optimal weights and sizing which is being actively and constantly monitored to maintain the appropriate amount of risk in the portfolio.

Western Asset Management Company, LLC (“WAMCO”), located at 385 E. Colorado Blvd, Pasadena, CA 91101, serves as a subadvisor to the Fund. WAMCO is registered as an investment adviser under the Advisers Act. WAMCO is currently organized as a limited liability company and is an indirect, wholly-owned subsidiary of Franklin. Western Asset Management Company Limited (“WAMCL”), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a sub-subadvisor to the Fund. WAMCL is registered as an investment adviser under the Advisers Act. WAMCL is currently organized as a private limited liability company and is under common control with WAMCO by Franklin. WAMCO and WAMCL are collectively referred to as “Western.” Effective July 31, 2020, Franklin acquired Legg Mason, Inc. and its affiliates, including Western. As part of the transaction Western became a wholly owned subsidiary of Franklin.

The allocated portion of the Fund’s portfolio managed by Western is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Western’s allocated portion of the Fund’s portfolio are: Michael C. Buchanan, CFA, S. Kenneth Leech, Mark S. Lindbloom and Annabel Rudebeck. Mr. Buchanan serves as Deputy Chief Investment Officer for Western and he has been with the firm since 2005. Mr. Leech serves as Chief Investment Officer of Western and he has been with the firm since 1990. Mark S. Lindbloom is a Portfolio Manager for Western and he has been with the firm since 2005. Ms. Rudebeck is the Head of Non-U.S. Credit for Western and she has been with the firm since 2016. Prior to joining Western in 2016, Ms. Rudebeck was Senior Partner, Head of Global Investment-Grade Credit at Rogge Global Partners, and a Credit Research Associate at JP Morgan Securities.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Western manages its allocated portion of the Fund’s portfolio primarily by investing in all types of securities across the global fixed income market which includes, but is not limited to: US dollar and non-US dollar denominated government debt, global high yield and investment grade corporate debt, emerging market hard-currency and local currency denominated sovereign debt, mortgage- and asset-backed securities, and bank loans. The firm combines top-down macroeconomic fundamental research with the bottom-up views of its sector teams globally to arrive at a comprehensive assessment of the outlook for global credit markets and a relative value analysis of all credit asset classes and industries.

At the security level, Western’s fundamental analysis includes an exhaustive examination of four main factors: (1) company management, which includes integrity, quality and depth, experience with leverage, accessibility, and transparency; (2) business profile, which includes competitive position, main drivers of cash flow, product differentiation, operating risks, and quality of business; (3) financial profile, which includes free cash flow generation, debt levels, liquidity position, and financial flexibility; and (4) asset valuation, which is based on most recent transactions, generally accepted cash flow multiples, and availability of readily saleable assets, along with identifiable buyers of those assets.

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Western’s relative value analysis process entails, at a minimum, the valuation of a credit versus that of its competitors, issuers with similar risk profiles, issuers with similar ratings, issuers in similar industries, and spread versus risk free government securities. This analysis is used to set return targets. When an issue reaches its return target, a credit review is automatically triggered to determine the appropriateness of continuing to hold that issue(r). The firm’s relative value analysis includes a review of six main factors: (1) spread relative to risks associated with the issuer; (2) spread relative to other issuers within the same industry; (3) spread relative to the entire opportunity set; (4) issuer credit curve (including CDS); (5) issuer capital structure curve; and (6) expected total return.

Western may also use instruments such as derivatives, including, but not limited to, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

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Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risks appear in the table in the order of magnitude for each Fund.

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Large Cap Equity Fund

•       Equity Securities Risk

•       Market Risk

•       Growth Stock Risk

•       Issuer Risk

•       Large Capitalization Stock Risk

•       Management Techniques Risk

•       Quantitative Model Risk

•       Value Stock Risk

•       Custody Risk

•       Derivatives Risk

•       Leverage Risk

•       Sector Risk

• Counterparty Risk • Portfolio Turnover Risk • Securities Lending Risk • Large Shareholder Risk • Convertible Securities Risk • Foreign Investments Risk
Mercer US Small/Mid Cap Equity Fund

•       Equity Securities Risk

•       Market Risk

•       Issuer Risk

•       Small and Medium Capitalization Stock Risk

•       Real Estate Investment Trust Risk

•       Custody Risk

•       Growth Stock Risk

•       Value Stock Risk

•       Derivatives Risk

•       Management Techniques Risk

•       Quantitative Model Risk

•       Leverage Risk

•       Sector Risk

•       Counterparty Risk

•       Large Shareholder Risk

•       Portfolio Turnover Risk

•       Securities Lending Risk

•       Convertible Securities Risk

•       Currency Exchange Rate Risk

•       Emerging Markets Investments Risk

•       Foreign Investments Risk

Mercer Non-US Core Equity Fund

•       Equity Securities Risk

•       Market Risk

•       Foreign Investments Risk

•       Geographic Focus Risk

•       Currency Exchange Rate Risk

•       Political and Economic Risk

•       Small and Medium Capitalization Stock Risk

•       Custody Risk

•       Growth Stock Risk

•       Issuer Risk

•       Large Capitalization Stock Risk

•       Value Stock Risk

•       Derivatives Risk

•       Emerging Markets Investments Risk

•       Liquidity Risk

•       Quantitative Model Risk

•       Management Techniques Risk

•       Leverage Risk

•       Sector Risk

• Counterparty Risk • Large Shareholder Risk • Portfolio Turnover Risk • Securities Lending Risk • Convertible Securities Risk • Focus Risk

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Fund Name	Principal Risks	Non-Principal Risks

Mercer Emerging Markets Equity Fund

•       Equity Securities Risk

•       Emerging Markets Investments Risk

•       Geographic Focus Risk

•       Market Risk

•       Foreign Investments Risk

•       Political and Economic Risk

•       Currency Exchange Rate Risk

•       Small and Medium Capitalization Stock Risk

•       Value Stock Risk

•       Custody Risk

•       Issuer Risk

•       Large Capitalization Stock Risk

•       Growth Stock Risk

•       Leverage Risk

•       Liquidity Risk

•       Quantitative Model Risk

•       Portfolio Turnover Risk

•       Frontier Markets Investment Risk

•       Management Techniques Risk

•       Derivatives Risk

•       Sector Risk

• Counterparty Risk • Large Shareholder Risk • Convertible Securities Risk • Securities Lending Risk • Short Selling Risk

Mercer Global Low Volatility Equity Fund

•       Equity Securities Risk

•       Foreign Investments Risk

•       Market Risk

•       Management Techniques Risk

•       Foreign Exchange Transaction Risk

•       Currency Exchange Rate Risk

•       Political and Economic Risk

•       Custody Risk

•       Small and Medium Capitalization Stock Risk

•       Large Capitalization Risk

•       Quantitative Model Risk

•       Growth Stock Risk

•       Issuer Risk

•       Value Stock Risk

•       Emerging Markets Investments Risk

•       Liquidity Risk

•       Cash and Other High Quality Instruments

•       Derivatives Risk

•       Leverage Risk

•       Sector Risk

•       Value Investing Risk

•       Counterparty Risk

•       Settlement Risk

•       Convertible Securities Risk

•       Credit Risk

•       Exchange-Traded Funds

•       Large Shareholder Risk

•       Portfolio Turnover Risk

•       Securities Lending Risk

•       Default and Liquidity Risk of Below Investment Grade Debt Securities

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Fund Name	Principal Risks	Non-Principal Risks

Mercer Core Fixed Income Fund

•       Market Risk

•       Interest Rate Risk

•       Credit Risk

•       Mortgage-Backed and Asset-Backed Securities Risk

•       Fixed-Income Securities Risk

•       Call or Prepayment Risk

•       U.S. Government Securities Risk

•       Emerging Markets Investments Risk

•       Foreign Investments Risk

•       High Yield Securities Risk

•       Management Techniques Risk

•       Counterparty Risk

•       Custody Risk

•       Derivatives Risk

•       Issuer Risk

•       Liquidity Risk

•       Rule 144A Securities Risk

•       LIBOR Transition Risk

•       Portfolio Turnover Risk

•       Leverage Risk

• Convertible Securities Risk • Large Shareholder Risk • Securities Lending Risk
Mercer Opportunistic Fixed Income Fund

•       Market Risk

•       Fixed-Income Securities Risk

•       Emerging Markets Investments Risk

•       Leverage Risk

•       Credit Risk

•       Sovereign Debt Securities Risk

•       Political and Economic Risk

•       Foreign Exchange Transaction Risk

•       Foreign Investments Risk

•       High Yield Securities Risk

•       Currency Exchange Rate Risk

•       Management Techniques Risk

•       Derivatives Risk

•       Frontier Markets Investments Risk

•       Mortgage-Backed and Asset-Backed Securities Risk

•       Call or Prepayment Risk

•       Issuer Risk

•       Liquidity Risk

•       Convertible Securities Risk

•       Counterparty Risk

•       Custody Risk

•       Interest Rate Risk

•       Rule 144A Securities Risk

•       LIBOR Transition Risk

•       Portfolio Turnover Risk

•       Cash and Other High Quality Instruments

•       Default and Liquidity Risk of Below Investment Grade Debt Securities

•       Equity Securities Risk

•       Exchange-Traded Funds

•       Large Shareholder Risk

•       Securities Lending Risk

Cash and Other High Quality Instruments	The Funds may invest significantly in cash, cash equivalents, or cash-like investments. In addition, the Funds may invest its assets in certain types of equity securities and/or fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the U.S. government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if
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the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Call or Prepayment Risk	During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks, or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as financially strong as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties, and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract or foreign currency spot trade, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk	Issuers of debt securities may be unable, unwilling, or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. A subadvisor may elect not to hedge currency risk or may hedge imperfectly, which may cause a Fund to incur losses that would not have been incurred had the risk been perfectly hedged.

Custody Risk	There are risks involved in dealing with the depositories, custodians, or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians, or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.
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Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market, a Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk Generally	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor to the equity Funds may use exchange-listed equity futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may also be subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

More on Derivatives Risk

The Funds may engage in a variety of transactions involving derivatives. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes or increasing or decreasing currency exposure, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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Emerging Markets Investments Risk

Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Equity Securities Risk	U.S. and global stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and each Fund’s own investment objective, the Funds may invest in ETFs. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Fixed-Income Securities Risk	Fixed-income securities are generally subject to the principal types of risks described under “Credit Risk” above and “Interest Rate Risk” below.

Focus Risk	Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The Fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the Fund is exposed.
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Foreign Exchange Transaction Risk	The Funds may use currency futures contracts, forward currency exchange contracts, or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of a Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks, which include political, social, economic, environmental, credit, information, or currency risk, can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. A Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Geographic Focus Risk

To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain emerging markets economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a direct impact on a Fund’s investments. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

A Fund may, from time to time, focus on specific geographic regions, including countries in Asia, such as China, Hong Kong, Japan and Taiwan, thus providing exposure to the risks associated with investment in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia.

Investments in China may subject a Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading

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halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

High Yield Securities Risk	Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk

Changes in interest rates may adversely affect the values of the securities held in a Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. Very low or negative interest rates may magnify interest rate risk. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. The Fund is currently subject to heightened levels of interest rate risk because of the continued economic recovery. Changes in interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of a Fund’s bond holdings.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Large Shareholder Risk	Ownership of shares of a Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact a Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large shareholder redemption activity also may increase the Fund’s brokerage and other expenses.

Leverage Risk	If a Fund makes investments in options, futures, forwards, swap agreements, and
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other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

LIBOR Transition Risk	A commonly used interest rate, the London Interbank Offered Rate (“LIBOR”), may no longer be calculated after 2021. The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to LIBOR, which may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments.

Liquidity Risk	Liquidity risk is defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk involves the risk that a Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Redemptions may increase and/or the market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The value of the securities in which a Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which a Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in a Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which a Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Funds or the markets in which the Funds invest.

Mortgage-Backed and Asset-Backed	Mortgage-backed securities are securities representing interests in pools of mortgage
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Securities Risk	loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric, and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance.

Quantitative Model Risk

One or more subadvisors to a Fund may follow a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose a Fund to potential risks of loss. In addition, the use of predictive models can also expose a Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund.

If the assumptions made by quantitative-focused subadvisors in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation, and modify the models accordingly, a Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance.

To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, a Fund’s investment objective may not be met, irrespective of

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whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadvisor’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause a Fund to underperform.

The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of a Fund.

Real Estate Investment Trusts (“REITs”) Risk

REITs are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash, and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property.

Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.

REITs are dependent upon specialized management skills, have limited diversification and are therefore subject to risks inherent in operating and financing a limited number of projects. To the extent that a Fund invests in REITs, the Fund must bear these expenses in addition to the expenses of its own operation and is subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the Investment Company Act of 1940 and Commodity Futures Trading Commission regulations.

Rule 144A Securities Risk

Securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended, are traded among qualified institutional buyers. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell.

The lack of an established secondary market may make it more difficult to value

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illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Sector Risk

While each Fund does not have a principal investment strategy to focus its investments in any particular sector, a Fund from time to time may have significant exposure to one or more sectors. A Fund at times may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors. Such events could cause the share price of a Fund with significant exposure to that sector to rise or decline more substantially than the share price of a fund with relatively less exposure to that sector. Individual sectors may be more volatile, and may perform differently, than the broader market.

Consumer Discretionary Sector Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Communications Sector Risk: The communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks and changes in consumer preferences.

Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds and interest rate changes. General market downturns may adversely affect financial services companies.

Industrial Sector Risk: Industrial companies are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies.

Technology Sector Risk: Technology companies may be affected by rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Settlement Risk	A Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadvisor may instruct the Fund’s custodian to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Fund’s custodian will not be liable to the Fund or the shareholders for such a loss.

Short Selling Risk	A Fund may from time to time sell securities short. In the event that a subadvisor
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anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Sovereign Debt Securities Risk	Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole.

U.S. Government Securities Risk	U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Value Stock Risk	Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the
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degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadvisor believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.
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Cash and Short-Term Investments

Although the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund generally expect to be fully invested in accordance with their investment strategies described in this prospectus, the Advisor may maintain a portion of the Funds’ assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of each such Fund’s assets to the subadvisor(s). The Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund expect that they may maintain substantial cash positions when they determine that such cash holdings, given the risks the Funds believe to be present in the market, are more beneficial to shareholders than investment in additional securities. The cash buffer maintained by the Advisor for each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund, together with any uninvested cash held by each Fund’s subadvisor(s), is not expected to exceed 10% of such Fund’s total assets. Cash held by each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Advisor will be invested in overnight time deposits or similar instruments, pending its allocation to each Fund’s subadvisor(s).

From time to time, the Funds may hold short-term instruments, including repurchase agreements and reverse repurchase agreements.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The Funds also may maintain substantial cash and short-term investment positions when they determine that such cash and short-term investment holdings, given the risks the Funds believe to be present in the market, are more beneficial to shareholders than investment in additional securities. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities.

Certain Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes.

In these circumstances, a Fund might not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.

Cyber Security Risk

With the increasing use of technology such as the Internet in connection with the Funds’ operations, the Funds will face greater operational, information security and related risks through cyber security breaches. A breach in cyber security refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption, and/or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, additional compliance costs associated with corrective measures, and/or financial loss. Such events also may cause disruptions to the Funds’ business operations, potentially resulting in: interference with a Fund’s ability to calculate its net asset value, impediments to trading, and the inability of Fund shareholders to transact business, among other things. Cyber security threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), and may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).

In addition, because the Funds work closely with third-party service providers (e.g., the Funds’ administrator, custodian, distributor and subadvisors), cyber security breaches at such third-party service providers may subject the Funds to the same risks associated with direct cyber security breaches. The Funds may experience investment losses in the event of cyber security breaches at any of the issuers in which the Funds may invest. While the Funds have established business continuity plans in the event of, and implemented risk management and information security systems and software designed to prevent, a cyber security breach, there are inherent limitations in such plans and systems and there can be no assurance that such measures will succeed.

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Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: http://www.delegated-solutions.mercer.com/us.html.

Additional Information

Commodity Pool Operator Exclusion. The Trust, with respect to each Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Advisor (with respect the Advisor’s management of the Funds) is subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Funds

Investment Advisor and the Subadvisors and Sub-Subadvisors

Mercer Investments LLC (the “Advisor”), a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically begins with a universe of investment managers rated highly by its manager research group (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s team of investment professionals reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. The Mercer Research Group also assesses – and assigns a distinct rating to reflect – the degree to which environmental, social and corporate governance (“ESG”) factors are incorporated within a strategy’s investment process, taking into account different asset class constraints. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio, as well as their relative ESG ratings from the Mercer Research Group. The Advisor’s team of investment professionals then conducts due diligence meetings with the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s investment team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the ratings of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s investment team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez and Cameron McCarthy are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice

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President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. McCarthy is Interim Fixed Income Portfolio Manager and Vice President of the Advisor since April 2020. He joined the Advisor in September 2018 and most recently was a Senior Investment Management Analyst. Prior to joining the Advisor he was Associate Consultant at Mercer Investment Consulting. He graduated from Bentley University in 2016 earning a Bachelor’s of Science in Finance. Mr. McCarthy previously served as a Contract Office Analyst for the Institutional Distribution Team of Columbia Threadneedle Investments from 2014 to 2016.

The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. For its investment services, the Advisor receives the annual investment management fees, set forth below as a percentage of the relevant Fund’s average daily net assets:

	Advisor Investment Management Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million up to $1 billion	Assets in excess of $1 billion
Mercer US Large Cap Equity Fund	0.53%	0.51%	0.46%
Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%	0.83%
Mercer Non-US Core Equity Fund	0.75%	0.73%	0.68%
Mercer Emerging Markets Equity Fund	0.80%	0.78%	0.73%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%	0.68%
Mercer Core Fixed Income Fund	0.35%	0.33%	0.28%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%	0.73%

*	Consists of the total investment management fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has contractually agreed, until at least July 31, 2022, to waive any portion of its investment management fee that it is entitled to under the Investment Management Agreement with respect to each Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to that Fund’s subadvisors for the management of their allocated portions of the subject Fund. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment management fees that the Advisor receives from the Funds. Certain subadvisors have entered into a sub-subadvisory agreement with a sub-subadvisor pursuant to which the sub-subadvisor is compensated out of the subadvisory fees that the subadvisor receives from the Advisor. The current subadvisors and sub-subadvisors to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Subadvisory Agreements listed below) will be available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2021. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreements with each of BennBridge US LLC, Grantham, Mayo, Van Otterloo & Co. LLC, Ninety One North America, Inc., Schroder Investment Management North America Inc. and Parametric Portfolio Associates LLC is available in the Funds’ annual report to shareholders for the year ended March 31, 2021.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

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Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. If the Exchange is closed on a day it would normally be open for business or the Exchange has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days at amortized cost, so long as such amortized cost method approximates market value. Each Fund values all other investments and assets at their fair value. Subject to the Board’s ongoing oversight, the Board has appointed the Advisor the responsibility of carrying out certain functions relating to the valuation of portfolio securities. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid investments, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus describes four classes of shares of the Funds: Adviser Class, Class I, Class Y-2, and Class Y-3 shares, each with different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.

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Adviser Class and Class I shares are available to investors that invest in the Funds through a “Service Agent” such as a bank, broker-dealer, trust company, insurance company, financial planner, retirement plan administrator, mutual fund supermarket, and other similar types of third-party financial industry service providers that have entered into an agreement with the Distributor and/or the Advisor to sell shares of the Funds and/or provide shareholder services in respect of the Funds. Class Y-2 and Class Y-3 shares generally are available only to “Institutional Investors” which include, but are not limited to “Institutional Accounts” as defined under the rules of FINRA, as well as qualified employee benefit plans and other retirement savings plans, family offices and their clients, non-profit organizations, charitable trusts, foundations and endowments, accounts registered to bank trust departments, trust companies, registered investment advisers, and investment companies.

Please contact the Advisor or your Service Agent as to which share class is most appropriate for you. Below is a summary of the differences among the Funds’ Adviser Class, Class I, Class Y-2, and Class Y-3 shares:

Adviser Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
•	12b-1 Fee: 0.25%
•	Non-Distribution Shareholder Administrative Services Fee: 0.25%
•	Dividends: Higher annual expenses, and lower dividends, than Class I, Class Y-2 and Class Y-3 shares because of the 12b-1 fees paid by Advisor Class shares to the Distributor and the non-distribution shareholder administrative services fees paid by Adviser Class shares to the Advisor.
•	Shareholder Services: Full shareholder servicing is performed by a Service Agent, the Advisor and/or the Advisor’s affiliates, including communication with third-party administrators, and the Adviser Class shares pay an internal administrative fee for these services.

Class I Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
•	12b-1 Fee: None
•	Non-Distribution Shareholder Administrative Services Fee: 0.25%
•	Dividends: Lower annual expenses, and higher dividends, than Adviser Class shares; higher annual expenses, and lower dividends, than Class Y-2 and Y-3 shares, because of the non-distribution shareholder administrative services fees paid by Class I shares to the Advisor.
•	Shareholder Services: Full shareholder servicing is performed by a Service Agent, the Advisor and/or the Advisor’s affiliates, including communication with third-party administrators, and the Class I shares pay an internal administrative fee for these services.

Class Y-2 Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
•	12b-1 Fee: None
•	Non-Distribution Shareholder Administrative Services Fee: 0.15%
•	Dividends: Lower annual expenses, and higher dividends, than Adviser Class and Class I shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the non-distribution shareholder administrative services fees paid by Class Y-2 shares to the Advisor.
•	Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay a non-distribution shareholder administrative services fee for these services.

Class Y-3 Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
•	12b-1 Fee: None
•	Non-Distribution Shareholder Administrative Services Fee: None
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•	Dividends: Lower annual expenses, and higher dividends, than Adviser Class, Class I shares and Class Y-2 shares.
•	Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Funds.

Distribution and Shareholder Services (12b-1) Plan

The Board of Trustees have adopted a plan of distribution and shareholder services, or “12b-1 plan,” on behalf of the Funds to finance the provision of certain distribution and shareholder services to owners of Adviser Class shares of the Funds. The plan provides for payments in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Adviser Class shares of each Fund.

These fees are used to pay fees to Service Agents for providing certain marketing services, including but not limited to, the preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for distribution and marketing related services. These fees may also be used to pay fees to Service Agents for providing certain personal services, or account maintenance services to Adviser Class shareholders of the Funds. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. These fees may be paid to the Advisor, or to an affiliate of the Advisor, in connection with their providing marketing services for the Adviser Class shares of the Funds.

Shareholder Administrative Services Plan and Shareholder Administrative Services Agreement

The Board of Trustees has adopted a Shareholder Administrative Services Plan on behalf of the Funds to compensate financial intermediaries, which may include the Advisor and its affiliates, for providing certain non-distribution related shareholder administrative services to the Adviser Class, Class I and Class Y-2 shares of each Fund and/or for overseeing and monitoring the provision of such shareholder administrative services. The Shareholder Administrative Services Plan provides for payments in an amount or at a rate not to exceed 0.25%, 0.25%, and 0.15% on an annual basis of the average daily net asset value of the Adviser Class, Class I, and Class Y-2 shares of the Funds, respectively. These fees are used to compensate financial intermediaries for providing various types of shareholder administrative support services described in such Plan including, for example, assisting shareholders with their fund accounts and records, their fund purchase and redemption orders and other similar types of non-distribution related services involving the administrative servicing of shareholder accounts.

The Advisor has entered into a Shareholder Administrative Services Agreement with the Funds pursuant to which the Advisor provides certain shareholder administrative services to each Fund’s Adviser Class, Class I and Class Y-2 shares, including providing or procuring the types of non-distribution related shareholder administrative services described in the Shareholder Administrative Service Plan and for monitoring and overseeing non-advisory relationships with entities providing such services to these share classes. Under the Shareholder Administrative Service Agreement, the Advisor is entitled to a fee of 0.15% on an annual basis of the respective average daily net assets for each of the Adviser Class, Class I and Class Y-2 shares of the Funds. Under the Funds’ shareholder servicing arrangements, amounts required to be paid by the Funds under the Shareholder Administrative Services Agreement are accrued from the fees paid under the Shareholder Administrative Services Plan.

Additional Payments to Intermediaries

The Advisor or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other shareholder administrative services in connection with investments in Fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder administrative services fees the Funds may pay to those intermediaries. The Advisor or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts may be substantial; however, distribution-related services provided by such intermediaries are paid by the Advisor or its affiliates, not by the Funds or their shareholders. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

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Purchasing Shares

The Funds sell their shares at the offering price, which is the NAV. The Fund’s shares may not be available through certain financial advisors, retirement plan administrators and recordkeepers, or other financial intermediaries.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Purchasing Adviser Class and Class I Shares

Adviser Class and Class I shares may be purchased through your Service Agent. Your Service Agent or the Transfer Agent, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your Service Agent will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. Please contact your Service Agent for more information.

Purchasing Class Y-2 Shares

Eligible Institutional Investors may purchase Class Y-2 shares directly from the Funds. To purchase Class Y-2 shares, you may complete an order form and write a check for the amount of the Class Y-2 shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent. An order will be priced at the respective Fund’s net asset value next computed after the order is received by the Transfer Agent.

Purchasing Class Y-3 Shares

Eligible Institutional Investors that have entered into an investment management agreement with the Advisor or its affiliates that wish to buy Class Y-3 shares can contact the Advisor. An order will be priced at the respective Fund’s net asset value next computed after the order is received by the Advisor or its affiliate.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Shares

You can sell your shares back to the Funds on any day the Exchange is open, through the Advisor, your Service Agent, or directly to the Funds, depending upon through whom and how you own your shares. Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your account held with a financial intermediary. If your shares are held directly through the Funds, following receipt of a redemption request, redemption proceeds will normally be paid to you by wire, ACH, or by mailing a check within two business days. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 7 calendar days after the purchase date.

If you are an Institutional Investor that owns Class Y-2 or Class Y-3 shares, contact the Advisor or the Transfer Agent to sell your shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from Class Y-2 or Class Y-3 shareholders in order to receive that day’s NAV. You may redeem your Class Y-2 or Class Y-3 shares through the Advisor by calling 1-888-887-0619.

If you are not an Institutional Investor, contact your Service Agent to sell your Adviser Class or Class I shares. Your Service Agent or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Please contact your Service Agent for more information.

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Payments by the Funds

Each Fund generally sends you payment for your Adviser Class, Class I and Class Y-2 and Class Y-3 shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Generally the Funds expect to pay redemption proceeds in cash. Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments, including those investments made by Parametric through the Cash Overlay Program. In unusual or stressed market conditions or as the Advisor deems appropriate, each Fund may borrow through the Funds’ bank line of credit or may utilize the Funds’ custodian overdraft facility to meet redemptions. Each Fund also reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the shares that you are redeeming is large enough to affect a Fund’s operations (for example, if your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less). If you receive a redemption in liquid portfolio securities, you may be subject to market risk and you might incur brokerage costs converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of a gain or loss for federal income tax purposes.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Adviser Class, Class I, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series of the Trust at NAV.

If you hold Adviser Class or Class I shares, contact your Service Agent regarding the details of how to exchange your shares. If you hold your Class Y-2 shares directly with the Funds, contact the Advisor or the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-2 shares. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares.

All classes of each Fund may not be available in every state.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Board has approved a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) to be imposed by each Fund on exchanges of shares held for less than 30 days. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your Service Agent before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and the Distributor, reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Mercer Non-US Core Equity Fund, Mercer Global Low Volatility Equity Fund and Mercer Emerging Markets Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of a Fund seek to take advantage of time-zone

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differences between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans with certain intermediaries; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

In addition to the Funds’ frequent trading policies, transactions by shareholders of the Funds investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary only after the Funds have made a determination that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the Funds and in a pattern of activity that potentially could be detrimental to the Funds. If you are investing in the Funds’ shares through a financial intermediary, please contact the financial intermediary for information on the frequent trading policies applicable to your account. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

If trades are effected through a financial intermediary, the Funds or their service providers will work with the intermediary to monitor possible frequent trading activity in the Funds. In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds (or the Funds’ Distributor, on behalf of the Funds) have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder identifying and/or trading information so that the Funds can enforce their frequent trading policies.

While the Funds discourage frequent purchases and redemptions of the Funds’ shares, there is no assurance that the Funds or the Funds’ policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries or where the Funds must rely on the cooperation of and/or information provided by financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund

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expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a shareholder of a Fund, you will receive income dividends and capital gains distributions in additional shares of the Fund unless you notify the Advisor, your Service Agent, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to you by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to non-corporate taxable investors will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send the non-corporate taxable investors an annual statement (Form 1099) of their account activity to assist them in completing their federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing the statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

104

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors will generally not be subject to U.S. federal withholding tax on certain properly reported distributions derived from long-term capital gains. Additionally, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent reported by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Funds. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. investors that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

105

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information presented in the financial highlights tables, for each of the fiscal years ended March 31, was audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are incorporated by reference and included in the Trust’s annual report, which is available upon request.

Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. Adviser Class, Class I and Class Y-2 shares of the Funds had not commenced operations prior to the most recent fiscal year end, and financial highlights are not yet available for those shares. The returns of the Adviser Class, Class I and the Class Y-2 shares would have been substantially similar to the returns of the Class Y-3 shares; however, Adviser Class shares are subject to a 12b-1 fee, while Class Y-3 shares are not, and Adviser Class, Class I and Class Y-2 shares are subject to a non-distribution shareholder administrative services fee, while Class Y-3 shares are not. Had the Adviser Class, Class I and the Class Y-2 shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Adviser Class, Class I and Class Y-2 shares would have been lower.

106

Mercer US Large Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19	Year ended 03/31/18	Year ended 03/31/17

Net asset value at beginning of year	$7.35		$8.58		$10.85	$10.61	$9.34
Net investment income†	0.12		0.14		0.12	0.14	0.11	(a)
Net realized and unrealized gain (loss) on investments	4.63		(1.00)		0.18	1.68	1.54

Total from investment operations	4.75		(0.86)		0.30	1.82	1.65

Less dividends and distributions:
From net investment income	(0.13)		(0.05)		(0.14)	(0.16)	(0.08)
From net realized capital gains on investments	-		(0.32)		(2.43)	(1.42)	(0.30)

Total dividends and distributions	(0.13)		(0.37)		(2.57)	(1.58)	(0.38)

Net asset value at end of year	$11.97		$7.35		$8.58	$10.85	$10.61

Total investment return	64.71	%(b)	(10.95	)%(b)	4.81%	17.26%	17.74%

Ratios/Supplemental Data:
Net investment income to average net assets	1.22%		1.53%		1.21%	1.28%	1.14	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.57%		0.62%		0.63%	0.60%	0.61%
Net expenses to average daily net assets	0.30	%(c)	0.33	%(c)	0.63%	0.60%	0.61	%(d)
Portfolio turnover rate	43%		76	%(e)	74%	64%	84%
Net assets at end of year (in 000’s)	$1,504,794		$882,215		$389,415	$512,558	$601,059

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.

(c)	Includes the effects of management fee waivers.

(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.

(e)	Portfolio turnover calculation does not include $769,614,365 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
107

Mercer US Small/Mid Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19	Year ended 03/31/18	Year ended 03/31/17

Net asset value at beginning of year	$7.71		$10.13		$12.29	$12.12	$10.30
Net investment income†	0.07		0.10		0.05	0.04	0.04	(a)
Net realized and unrealized gain (loss) on investments	6.38		(2.20)		(0.23)	1.46	2.13

Total from investment operations	6.45		(2.10)		(0.18)	1.50	2.17

Less dividends and distributions:
From net investment income	(0.07)		(0.06)		(0.05)	(0.06)	(0.08)
From net realized capital gains on investments	(0.26)		(0.26)		(1.93)	(1.27)	(0.27)

Total dividends and distributions	(0.33)		(0.32)		(1.98)	(1.33)	(0.35)

Net asset value at end of year	$13.83		$7.71		$10.13	$12.29	$12.12

Total investment return	84.20	%(b)	(21.65	)%(b)	0.19%	12.64%	21.24%

Ratios/Supplemental Data:
Net investment income to average net assets	0.68%		0.95%		0.47%	0.31%	0.40	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.93%		0.97%		0.98%	0.95%	0.97%
Net expenses to average daily net assets	0.46	%(c)	0.49	%(c)	0.98%	0.95%	0.97	%(d)
Portfolio turnover rate	59%		73	%(e)	47%	49%	106%
Net assets at end of year (in 000’s)	$1,867,168		$1,048,545		$794,403	$907,944	$972,456

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.

(c)	Includes the effects of management fee waivers.

(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.

(e)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
108

Mercer Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19	Year ended 03/31/18		Year ended 03/31/17

Net asset value at beginning of year	$8.46		$9.87		$11.51	$10.44		$9.61
Net investment income†	0.19		0.25		0.22	0.19		0.18	(a)
Net realized and unrealized gain (loss) on investments	4.14		(1.44)		(0.76)	1.75		0.83

Total from investment operations	4.33		(1.19)		(0.54)	1.94		1.01

Less dividends and distributions:
From net investment income	(0.18)		(0.22)		(0.20)	(0.23)		(0.18)
From net realized capital gains on investments	(0.25)		—		(0.90)	(0.64)		—

Total dividends and distributions	(0.43)		(0.22)		(1.10)	(0.87)		(0.18)

Net asset value at end of year	$12.36		$8.46		$9.87	$11.51		$10.44

Total investment return	51.42	%(b)	(12.55	)%(b)	(4.00)%	18.80%		10.62%

Ratios/Supplemental Data:
Net investment income to average net assets	1.78%		2.45%		2.03%	1.64%		1.81	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.76%		0.79%		0.79%	0.79	%(c)	0.81	%(c)
Net expenses to average daily net assets	0.39	%(d)	0.42	%(d)	0.79%	0.79	%(c)	0.82	%(c)(e)
Portfolio turnover rate	81%		74	%(f)	81%	81%		81%
Net assets at end of year (in 000’s)	$3,828,810		$2,673,838		$2,155,585	$2,159,299		$2,271,104

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.

(d)	Includes the effects of management fee waivers.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.

(f)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
109

Mercer Emerging Markets Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19		Year ended 03/31/18		Year ended 03/31/17

Net asset value at beginning of year	$7.19		$9.05		$11.75		$9.77		$8.59
Net investment income†	0.14		0.19		0.17		0.18		0.14	(a)
Net realized and unrealized gain (loss) on investments	4.29		(1.93)		(1.48)		2.05		1.22

Total from investment operations	4.43		(1.74)		(1.31)		2.23		1.36

Less dividends and distributions:
From net investment income	(0.15)		(0.12)		(0.01)		(0.25)		(0.18)
From net realized capital gains on investments	—		—		(1.38)		—		—

Total dividends and distributions	(0.15)		(0.12)		(1.39)		(0.25)		(0.18)

Net asset value at end of year	$11.47		$7.19		$9.05		$11.75		$9.77

Total investment return	61.78	%(b)	(19.55	)%(b)	(10.20)%		22.92%		16.14%

Ratios/Supplemental Data:
Net investment income to average net assets	1.47%		2.05%		1.66%		1.62%		1.52	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%		0.91%		0.92	%(c)	0.95	%(c)	0.99	%(c)
Net expenses to average daily net assets	0.48	%(d)	0.53	%(d)	0.92	%(c)	0.95	%(c)	1.00	%(c)(e)
Portfolio turnover rate	106%		81	%(f)	57%		93%		89%
Net assets at end of year (in 000’s)	$1,518,654		$943,024		$1,018,647		$1,116,127		$1,481,990

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.

(d)	Includes the effects of management fee waivers.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.

(f)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
110

Mercer Global Low Volatility Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19	Year ended 03/31/18		Year ended 03/31/17

Net asset value at beginning of year	$11.23		$13.13		$12.28	$12.62		$11.81
Net investment income†	0.19		0.24		0.18	0.18		0.16	(a)
Net realized and unrealized gain (loss) on investments	3.75		(1.14)		0.67	1.39		1.11

Total from investment operations	3.94		(0.90)		0.85	1.57		1.27

Less dividends and distributions:
From net investment income	(0.21)		(0.17)		—	(0.18)		(0.14)
From net realized capital gains on investments	(0.41)		(0.83)		—	(1.73)		(0.32)

Total dividends and distributions	(0.62)		(1.00)		—	(1.91)		(0.46)

Net asset value at end of year	$14.55		$11.23		$13.13	$12.28		$12.62

Total investment return	35.29	%(b)	(8.16	)%(b)	6.92%	12.47%		11.02%

Ratios/Supplemental Data:
Net investment income to average net assets	1.42%		1.75%		1.40%	1.35%		1.34	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.80%		0.82%		0.83%	0.80	%(c)	0.81	%(c)
Net expenses to average daily net assets	0.30	%(d)	0.31	%(d)	0.83%	0.80	%(c)	0.81	%(c)
Portfolio turnover rate	54%		38%		80%	36%		55%
Net assets at end of year (in 000’s)	$1,199,457		$1,038,720		$955,878	$920,610		$1,249,860

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the year.
111

Mercer Core Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19		Year ended 03/31/18		Year ended 03/31/17

Net asset value at beginning of year	$10.48		$10.00		$9.90		$9.96		$10.15
Net investment income†	0.25		0.27		0.31		0.27		0.25	(a)
Net realized and unrealized gain (loss) on investments	0.20		0.51		0.11		(0.09)		(0.09)
			0.78
Total from investment operations	0.45				0.42		0.18		0.16

Less dividends and distributions:
From net investment income	(0.25)		(0.30)		(0.32)		(0.24)		(0.25)
From net realized capital gains on investments	(0.22)		—		—		—		(0.10)

Total dividends and distributions	(0.47)		(0.30)		(0.32)		(0.24)		(0.35)

Net asset value at end of year	$10.46		$10.48		$10.00		$9.90		$9.96

Total investment return	4.23	%(b)	7.81	%(b)	4.37%		1.80%		1.58%

Ratios/Supplemental Data:
Net investment income to average net assets	2.33%		2.64%		3.17%		2.71%		2.43	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.40%		0.45%		0.43%		0.43%		0.43	%(c)
Net expenses to average daily net assets	0.15	%(d)	0.19	%(d)	0.43%		0.43%		0.43	%(c)(e)
Portfolio turnover rate	127	%(f)	158	%(f)	80	%(f)	113	%(f)	151%
Net assets at end of year (in 000’s)	$1,255,952		$950,017		$548,600		$857,947		$765,603

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.

(d)	Includes the effects of management fee waivers.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.

(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 100%, 139%, 74% and 81% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and March 31, 2018, respectively.

†	Computed using average shares outstanding throughout the year.
112

Mercer Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/21		Year ended 03/31/20		Year ended 03/31/19		Year ended 03/31/18		Year ended 03/31/17

Net asset value at beginning of year	$8.45		$9.08		$9.80		$9.31		$8.44
Net investment income†	0.46		0.44		0.43		0.53		0.51	(a)
Net realized and unrealized gain (loss) on investments	1.00		(0.85)		(0.94)		0.33		0.36

Total from investment operations	1.46		(0.41)		(0.51)		0.86		0.87

Less dividends and distributions:
From net investment income	(0.33)		(0.22)		(0.21)		(0.37)		—
From net realized capital gains on investments	—		—		—		—		—

Total dividends and distributions	(0.33)		(0.22)		(0.21)		(0.37)		—

Net asset value at end of year	$9.58		$8.45		$9.08		$9.80		$9.31

Total investment return	17.12%		(4.72	)%(b)	(5.15)%		9.42%		10.31	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	4.83%		4.74%		4.74%		5.49%		5.75	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%		0.92%		0.92	%(c)	0.92	%(c)	0.94	%(c)
Net expenses to average daily net assets	0.45%		0.43	%(d)	0.92	%(c)	0.92	%(c)	0.94	%(c)(e)
Portfolio turnover rate	117	%(g)	148	%(f)	243	%(f)	72%		55%
Net assets at end of year (in 000’s)	$854,159		$966,298		$812,580		$647,222		$558,859

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.

(d)	Includes the effects of management fee waivers.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.

(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended March 31, 2020 and 218% for the year ended March 31, 2019, respectively.

(g)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.

†	Computed using average shares outstanding throughout the year.
113

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Mercer Funds

Mercer US Large Cap Equity Fund
Mercer US Small/Mid Cap Equity Fund
Mercer Non-US Core Equity Fund
Mercer Emerging Markets Equity Fund
Mercer Global Low Volatility Equity Fund
Mercer Core Fixed Income Fund
Mercer Opportunistic Fixed Income Fund

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

Prospectus

You may discuss your questions about the Funds by contacting the Advisor, your plan administrator or recordkeeper or your Service Agent. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-887-0619 or by visiting the Trust’s Web site, https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html.	July 31, 2021

You may get copies of reports and other information about the Funds:

• For a fee, by electronic request at publicinfo@sec.gov; or

• Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds Investment Company Act File No. 811-21732
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Mercer Funds

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2021

Mercer Funds (the “Trust”), is an open-end management investment company that currently offers shares in seven separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. Each Fund offers interests in four classes of shares: Adviser Class, Class I, Class Y-2, and Class Y-3. The seven Funds and their respective ticker symbols are:

	Adviser Class	Class I	Class Y- 2	Class Y-3

Mercer US Large Cap Equity Fund	MLCDX	MLCSX	MLCYX	MLCGX

Mercer US Small/Mid Cap Equity Fund	MSCJX	MSCQX	MSCWX	MSCGX

Mercer Non-US Core Equity Fund	MNCDX	MNCSX	MNCYX	MNCEX

Mercer Emerging Markets Equity Fund	MEMVX	MEMSX	MEMWX	MEMQX

Mercer Global Low Volatility Equity Fund	MGLPX	MGLSX	MGLYX	MGLVX

Mercer Core Fixed Income Fund	MCFVX	MCFQX	MCFWX	MCFIX

Mercer Opportunistic Fixed Income Fund	MOFAX	MOFTX	MOFYX	MOFIX

Mercer Investments LLC (the “Advisor”), serves as the investment advisor of the Funds.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus, dated July 31, 2021. Portions of the Funds’ Annual Report to Shareholders and Semi-Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders, the Semi-Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll free at 1-888-887-0619 or visiting the Trust’s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Table of Contents

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APPENDIX C — Additional Information about the Funds’ Portfolio Managers	C-1
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GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following seven series, representing separate portfolios of investments: Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, Mercer Core Fixed Income Fund, and Mercer Opportunistic Fixed Income Fund.

Each Fund is currently authorized to offer four classes of shares: Adviser Class shares, Class I shares, Class Y-2 shares, and Class Y-3 shares.

Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). When initially formed, the Mercer Opportunistic Fixed Income Fund was sub-classified as non-diversified under the 1940 Act. However, due to the Mercer Opportunistic Fixed Income Fund’s principal investment strategy and investment process, the Mercer Opportunistic Fixed Income Fund has operated as a diversified fund. Therefore, the Mercer Opportunistic Fixed Income Fund will not operate as a non-diversified fund in the future without first obtaining shareholder approval or as otherwise may be allowed under the 1940 Act or the rules or interpretations thereof.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company (“State Street”), which serves as the Funds’ administrator.

“Advisor” shall mean Mercer Investments LLC, which serves as the Funds’ investment advisor.

“Board” shall mean the Board of Trustees of the Trust.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street, which serves as the Funds’ custodian.

“Distributor” shall mean MGI Funds Distributors, LLC, which serves as the Trust’s principal underwriter.

“Equity Funds” shall mean the Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, and the Mercer Global Low Volatility Equity Fund.

“Fixed Income Funds” shall mean the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund.

“Funds” shall mean the Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, Mercer Core Fixed Income Fund, and Mercer Opportunistic Fixed Income Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

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“Subadvisor” shall mean a subadvisor to a Fund.

“Trust” shall mean the Mercer Funds, an open-end management investment company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Funds’ Prospectus, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

ALL FUNDS

Borrowing

A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. Government and its agencies and instrumentalities, and banks and finance companies.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Segregation of Assets

Under current regulatory requirements, with respect to certain financial instruments that involve a Fund’s obligation to make future payments to third parties, including, but not limited to, reverse repurchase agreements, when-issued securities, written options, futures, forward contracts, swaps, dollar rolls or other derivative transactions, a Fund’s Advisor or Subadvisor will either (a) cause the Fund to “cover” its obligations under such instruments by maintaining offsetting positions where permitted, or (b) direct the Fund’s custodian to earmark or segregate an appropriate amount of liquid assets on the books of the Fund or its custodian. Notwithstanding the foregoing, assets designated as segregated are not required to be physically segregated, but may be segregated by appropriate notation of the books of a Fund or on the books of a Fund’s custodian. The Trust maintains Segregation and Offsetting Position Procedures that set forth the kinds of transactions that may be deemed to be offsetting transactions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked in accordance with (b) above (“Segregated Assets”). The identification of Segregated Assets will not limit the Fund’s exposure to loss.

The Trust’s Segregation and Offsetting Position Procedures provide, consistent with current SEC staff positions, that for forward contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward contracts and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps, it must segregate liquid assets equal to the notional amount of the reference assets underlying the swap.

For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to offset a Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

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For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, where appropriate, but in the case of securities sold short, may not deduct the amount of any short sale proceeds.

As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than or equal to that of the put, a Fund may segregate or earmark the same liquid assets (other than the security or instrument underlying the straddle) for both the call and put options. In such cases, the Fund may segregate or earmark liquid assets equivalent to the daily marked to market price of the security or instrument underlying the straddle, and the amount, if any, by which the underlying security or instrument is below the strike price of the put.

In order to comply with the Segregation and Offsetting Position Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

A Fund’s ability to use the financial instruments identified herein may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Offsetting Position Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, the Fund reserves the right to modify its Segregation and Offsetting Position Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

In October 2020, the SEC adopted a final rule, Rule 18f-4, related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. Rule 18f-4, which became effective on February 19, 2021 with a compliance date of August 19, 2022, requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Under Rule 18f-4, if a Fund trades reverse repurchase agreements or similar financing transactions, it would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as a derivatives transaction or not. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Convertible Securities

Each Fund may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The market value of convertible securities tends to vary inversely with the level of interest rates: the value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.

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The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized in accordance with the provisions of Rule 5b-3 under the 1940 Act. The collateral will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Subadvisor will monitor the value of the collateral. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid investments held by the Fund, would cause the Fund’s holdings of illiquid investments to exceed 15% of the value of the Fund’s net assets. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. Certain repurchase agreements a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A Fund also may incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. Under current regulatory requirements, in connection with each reverse repurchase agreement transaction, a Fund’s Advisor or Subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as available to be Segregated Assets on the Fund’s records or the Custodian’s records in an amount equal to the Fund’s obligations under the transaction.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the

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portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When a Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. An interest rate collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant’s swap, and exchange-trading. Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements. However, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have also adopted rules imposing certain margin requirements on uncleared swaps, which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

Whether a Fund’s use of swaps will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap contracts only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is, subject to some exceptions, generally only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps may have terms of greater than seven days and often lack transferability and termination rights, they may be considered to be illiquid and subject to the limitation on investments in illiquid investments. The Trust has adopted procedures pursuant to which the Liquidity Risk Committee (discussed below), subject to oversight by the Advisor, will classify all Fund investments (including swaps and swap options) into one of four liquidity categories. To the extent that a swap is relatively less liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

A Fund also may enter into credit default swaps. The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller

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may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk and credit risk; uncleared credit default swaps are subject to counterparty risk; and cleared credit default swaps are subject to clearing house credit risk. A Fund will enter into credit default swaps only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund).

Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

In response to turmoil in the financial markets and other market events from 2007 to 2009, federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be subject to certain minimum capital and margin requirements and business conduct standards.

The statutory requirements are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As discussed above, as of the date of this SAI, central clearing and exchange-trading are only required for trading certain instruments, although central clearing and exchange-trading for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to both. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a portfolio’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, major swap participants, and swap counterparties may experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.

The Advisor has claimed, with respect to each Fund, an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Advisor is exempt from registration as a “commodity trading advisor” with respect to the Funds.

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Accordingly, the Advisor is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Funds. The Funds are also not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would be subject to regulation as a commodity pool operator with respect to the Fund. In that case, the Advisor and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures

A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities or currencies subject to the futures contract.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts generally provide for the delivery of the underlying, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales

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of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Security Options

A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with the 15% limitation on illiquid investments (discussed below).

Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions in the underlying.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor and/or the Subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

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A Fund will write call options only on a covered basis, except that a Fund may write a call option on U.S. Treasury futures without owning the underlying U.S. Treasury futures, provided that the Fund segregates liquid assets consistent with the Fund’s Segregation and Offsetting Position Procedures. A call option written by a Fund is “covered” if the Fund owns the instrument underlying the written call option (or a portfolio of stocks substantially replicating the movement of the index in the case of index options) or has an absolute and immediate right to acquire the instrument underlying the written call option without additional cash consideration upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call option on the underlying instrument with a strike price (1) equal to or less than the strike price of the written call option; or (2) greater than the strike price of the written call option, provided the difference between the strike prices (times the appropriate multiplier for that option) is maintained by the Fund in Segregated Assets.

Purchasing Put Options—A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security or instrument covered by such option, except that a Fund may purchase a put option on U.S. Treasury futures without owning the underlying U.S. Treasury futures, provided that the Fund segregates liquid assets consistent with the Fund’s Segregation and Offsetting Position Procedures.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options, at the discretion of the Advisor and/or the Subadvisor, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

Writing Put Options—A Fund also may write put options on a secured basis, which means that the Custodian will maintain a Fund’s Segregated Assets in certain specified amounts consistent with the Funds’ Segregation and Offsetting Position Procedures. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options generally will be written in circumstances where the Advisor and/or the Subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.

The Funds’ procedures also set forth a method by which a Fund would cover written put options by selling short the underlying security at a price equal to or greater than the strike price of the written put option, holding a put option on the underlying security with a strike price equal to or greater than the strike price of the written put option, or holding a put option on the underlying security with a strike price less than the strike price of the written put option, provided the difference between the strike prices (times the appropriate multiplier for that option) is maintained by the Fund’s Custodian in segregated assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.

A Fund also may write (sell) put and call options on stock and fixed income indices.

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Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s and/or the Subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Futures

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To cover written put and call options on futures, the Custodian may maintain a Fund’s Segregated Assets in certain specified amounts consistent with the Funds’ Segregation and Offsetting Position Procedures. The Funds’ procedures also set forth methods by which a Fund could cover written put options by holding a put option permitting it to sell the same futures contract where the strike price of the put held is equal to or greater than the strike price of the put written or by holding a put option permitting it to sell the same futures contract where the strike price of the put held is less than the strike price of the put written, provided the difference is maintained by the Fund in Segregated Assets.

A written call option is also deemed to be covered if a Fund holds a call option on the same futures contract where the strike price of the call held is (1) equal to or less than the strike price of the call option written by the Fund or (2) greater than the strike price of call option written by the Fund, provided Segregated Assets are maintained in an amount at least equal to the difference between the strike prices of the call held and the call written by the Fund.

Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).

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Illiquid Investments

A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has in place a Liquidity Risk Management Program (“LRMP”), pursuant to which the Funds identify illiquid investments. Under the LRMP, the Advisor has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Committee (“LRC”). The LRC is comprised of such Advisor officers and employees as may be designated from time to time by Advisor management, including representatives from the Advisor’s Operations and Investments Departments.

The LRC classifies all portfolio holdings of each Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the Trust’s LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are: (i) highly liquid; (ii) moderately liquid; (iii) less liquid; and (iv) illiquid investments. In determining these classifications, the LRC considers relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making such classification determinations, a Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment. In addition, the LRC may also consider the following factors, among others, in its determination: (i) the existence of an active market, including exchange listing and the number, diversity, and quality of market participants; (ii) frequency of trades or quotes and average daily trading volume; (iii) volatility of trading prices; (iv) bid-ask spreads; (v) whether the asset has a relatively standardized and simple structure; (vi) the maturity and date of issue (as applicable); and (vii) any restrictions on trading or limitations on transfer.

Rule 144A Securities

A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes became effective on February 19, 2021 with a compliance date of August 19, 2022 and include, among other things, the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which will permit such investments in excess of statutory limits, subject to certain conditions. To the extent that a Fund invests in other investment companies, these regulatory changes could impose new limits on the Fund’s investment strategies and operations.

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Private Investment Funds (Mercer Global Low Volatility Equity Fund)

The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Investments in private funds may be highly speculative and volatile. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject the Fund’s limitations on investments in “illiquid investments.”

Exchange-Traded Funds (“ETFs”)

Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, a Fund may invest in ETFs. An ETF is an investment company that generally trades on the New York Stock Exchange or another exchange and is designed to track or replicate a desired index, such as a sector, market, or global segment. ETFs may be passively managed or actively managed. An actively managed ETF is subject to management risk and may not achieve its objective if the ETF manager’s expectations regarding particular securities or markets are not met.

ETFs are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.

The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. Because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company that does not seek to track an index. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments. In addition, ETFs may trade at a discount from their net asset value which may increase investor risk. This risk may be greater for investors expecting to sell their shares in a relatively short period of time.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Substantial Ownership Positions (Mercer Global Low Volatility Equity Fund)

The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action, which may affect the value of the Fund’s shares.

Master Limited Partnerships (Mercer Global Low Volatility Equity Fund)

The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be relatively less liquid than conventional publicly traded securities. The risks of

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investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

While most MLPs are currently subject to U.S. federal tax as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

Oil and Gas Investments

A Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Issuer Location

A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Short Sales

A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

When-Issued Securities

A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

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Participation Notes

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Trust Preferred Securities (“TruPS”)

A Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectus, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations or the imposition of trade sanctions and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. To the extent a Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political, and social conditions in those countries and the Fund may be subject to increased price volatility. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In a 2016 referendum, citizens of the United Kingdom (“UK”) voted to withdraw from the EU (commonly referred to as “Brexit”), which caused significant volatility in global financial markets. On January 31, 2020, the UK officially withdrew from the EU and the two sides entered into a transition period, during which EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and EU agreed on a trade and cooperation agreement (the “TCA”), which was subsequently ratified by the parties. The TCA covers the general objectives and framework of the relationship between the UK and the EU. Notwithstanding the TCA, there is significant uncertainty regarding the final consequences of Brexit. During this period of uncertainty, the UK and European economies and the broader global economy may experience increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of a Fund’s investments. Brexit may also cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

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Emerging Markets Investments

A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets continue to undergo growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Emerging market debt securities may be more volatile, relatively less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If a Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, relatively less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

China Region

Investing in the China region, which encompasses the People’s Republic of China (“PRC”), Taiwan and Hong Kong, involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture and politics. The success of China will continue to have an outsized influence on the growth and prosperity of Taiwan and Hong Kong.

A Fund’s investment exposure to the China region may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region. Generally, the economy, industries, and securities and currency markets of the China region may be affected by protectionist trade policies, slow economic activity worldwide, worsening environmental conditions and political and social instability. In addition, the economy, industries, and securities and currency markets of the China region are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from the PRC may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of the China region.

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Investments in the China region are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The willingness and ability of the Chinese government to support markets is uncertain. There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S. companies with significant operations in China and PCAOB-registered auditing firms in China. Because the SEC and PCAOB are currently only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China, there is the risk that material information about Chinese issuers may be unavailable.

China based companies that incorporate in the PRC can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies and are subject to different trade restrictions depending on what stock exchange they are listed on. The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares.

Additionally, on June 3, 2021, the President of the United States issued an executive order, which superseded a prior executive order, prohibiting U.S. persons, including the Funds, from purchasing or investing in publicly-traded securities of companies identified by the Office of Foreign Asset Control as “Chinese Military Industrial Complex Companies” (“CMIC”) or in any publicly-traded securities that are derivative of, or are designed to provide investment exposure to, prohibited CMIC securities. Certain securities that are or become designated as prohibited CMIC securities may have less liquidity as a result of such designation and the market price of such prohibited CMIC securities may decline, potentially causing losses to the Funds.

Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products, which may affect their liquidity.

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Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

Forward Foreign Currency Contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

Under current regulatory requirements, the Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund will maintain Segregated Assets in an amount equal to the contract’s full, notional value. However, currency contracts with respect to identical currencies, with the same counterparty and same settlement date may be netted against each other and, in such cases, the Fund will maintain Segregated Assets in an amount equal to the net amount owed by the Fund, in accordance with the Trust’s Segregation and Offsetting Position Procedures.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Under current regulatory requirements, when a Fund enters into a cash-settled forward contract to sell an amount of foreign currency, the Fund will maintain Segregated Assets in an amount equal to the net amount owed by the Fund. Currency contracts with respect to identical currencies, with the same counterparty and same settlement date may be netted against each other and, in such cases, the Fund will maintain Segregated Assets in an amount equal to the net amount owed by the Fund.

Options on Foreign Currencies

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will

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be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a Subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund’s Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund: (1) holds a call option on the underlying currency with a strike price equal to or less than the strike price of the written call option; or (2) holds a call option on the underlying currency with a strike price greater than the strike price of the written call option, provided the difference between the strike prices (times the appropriate multiplier for that option) is maintained by the Fund in segregated assets. For purposes of the use of purchased options as offsetting positions as noted above, only an American-style option with an expiration date that is the same as or later than the expiration date of the written option may be used.

With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The Segregated Assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

EQUITY FUNDS

Equity Securities

Each Equity Fund, as well as the Mercer Opportunistic Fixed Income Fund, may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and depositary receipts which may be listed or traded outside the issuer’s domicile country (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

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Depositary Receipts

A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be relatively less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. The Mercer Emerging Markets Equity Fund may treat certain ADRs as emerging market investments for purposes of compliance with its investment strategy and policies.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. REITs also are subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act. Finally, a Fund may invest in private REITs, which are not traded on a national securities exchange. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Private Equity Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Such restrictions may affect the liquidity of the PIPEs during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

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FIXED INCOME FUNDS

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association (known as “Ginnie Mae”), the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and instrumentalities of the U.S. Government have historically been supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. Instrumentalities of the U.S. Government include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association (known as “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (known as “Freddie Mac”). In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and increased its support of these two instrumentalities in May 2009 and again in December 2009 through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. In August 2012, the U.S. Treasury amended its support of Fannie Mae and Freddie Mac to terminate the requirement that each pay a 10% dividend annually on all amounts received under the funding commitment and instead required the two instrumentalities to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership, and require Fannie Mae and Freddie Mac to reduce their investment portfolios over time. Congress continues to evaluate proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be consolidated, privatized, restructured or eliminated. The Federal Housing Finance Agency (“FHFA”) recently announced plans to consider removing Fannie Mae and Freddie Mac from conservatorship. It is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Fund’s investments in securities issued by Fannie Mae and Freddie Mac. No assurance can be given that the U.S. Government would provide continued support to instrumentalities, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has continued to grow since the economic contraction experienced more recently. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Although the risk of default with U.S. government securities is considered low, any default on the part of a portfolio investment could cause a Fund’s share price or yield to fall.

The risk of default may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by a Fund, which could have an adverse impact on the Fund. In recent years, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt.

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Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds generally are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments, may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Variable- and Floating-Rate Debt Securities

Variable- and floating-rate debt securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.

Variable- and floating-rate debt securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate debt securities will not generally increase in value if interest rates decline. When a fund holds variable- or floating-rate debt securities, a decrease in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the fund’s shares.

Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the UK’s Financial Conduct Authority, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on

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LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Lower Rated Debt Securities

Fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another nationally recognized statistical ratings organization, or determined to be of equivalent credit quality by a Subadvisor, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial. Investments in lower rated debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but also typically entail greater potential price volatility and principal and income risk.

A Fund may invest in lower rated debt securities if its Subadvisor believes that such security compensates for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, economic recessions, such as those experienced in recent years, may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be relatively less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

Defaulted Securities. The Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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There is no assurance that a Subadvisor will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that any Subadvisor will correctly evaluate how such value will be distributed among the different classes of creditors, or that the any Subadvisor will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. A Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. A Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted according to the rate of inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease. The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation. However, the current market value of TIPS is not guaranteed, and will fluctuate. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities. While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

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Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)

A Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.

The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Fannie Mae and Freddie Mac are U.S. government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight. Both issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. The U.S. Department of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations, and the U.S. Government has, in the past, provided financial support to Fannie Mae and Freddie Mac with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again. Congress continues to evaluate proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be consolidated, privatized, restructured or eliminated. The FHFA recently announced plans to consider removing Fannie Mae and Freddie Mac from conservatorship. It is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Funds’ investments in securities issued by Fannie Mae and Freddie Mac.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers

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of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a Subadvisor determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

To the extent that a Fund invests in mortgage-backed securities issued by private lenders, such securities may be issued in the form of several tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than mortgage-backed securities issued by a U.S. government agency or instrumentality.

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe a Fund’s obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to their respective borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the Subadvisors expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor and the Subadvisors will, consistent with each

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Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, a Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Each Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

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The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. However, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In some cases, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (i.e., credit risk and interest rate risk). CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

Equipment Trust Certificates

A Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

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RECENT MARKET DEVELOPMENTS

A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including Mercer as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect a Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the marketplace, including losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, low or negative interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely a Fund may be required to dispose of portfolio investments at inopportune times or prices.

OTHER INVESTMENTS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(i)	Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(iii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;
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(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;

(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)	Borrow money to the extent such borrowing would violate applicable law;

(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies, or securities of other investment companies); and

(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

For purposes of calculating industry concentration, a Fund considers both the borrower and institutional seller of a loan participation to be the “issuers” of such loan participation.

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MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of the executive officers of the Trust is 99 High Street, Boston, Massachusetts 02110.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (78)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc. (2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (63)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995-2016.	7	Ms. Cepeda is a Director or Trustee of: The UBS Funds (12 portfolios); UBS Relationship Funds; SMA Relationship Trust (1 portfolio); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a Director of Fort Dearborn Income Securities, Inc. (2000 to 2016).

Gail A. Schneider 99 High Street Boston, MA 02110 (72)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	7	None

Luis A. Ubiñas 99 High Street Boston, MA 02110 (58)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc. and Tanger Factory Outlet Centers, Inc.

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Joan E. Steel 99 High Street Boston, MA 02110 (68)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012-2016.

Interested Trustee

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Richard S. Joseph** (56)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is Vice President and US Wealth Distribution Leader for Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company LLC and was a director of Mercer Investments LLC from January 2017 to March 2019.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.
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Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Gouthro (53)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Carol Ann McMahon (49)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner and Global COO for Mercer’s Wealth, Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Jeff Coleman (51)	Vice President and Assistant Treasurer	Since 2019	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018 and a Managing Director, Fund Chief Financial Officer at BofA Global Capital Management from 2010 to 2016.

Stan Mavromates (60)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin Dean (44)	Vice President, Chief Legal Officer and Secretary	Since 2017	Mr. Dean is Global Chief Counsel, Investments since 2018. He has served as Senior Legal Counsel - Investments for Mercer Investments LLC since 2010.

Caroline Hulme (36)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel - Investments for Mercer Investments LLC since 2014.

Larry Vasquez (54)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Jennifer Reiche (50)	Chief Compliance Officer	Since 2019	Ms. Reiche is the Chief Compliance Officer of Mercer Trust Company LLC since July 2019 and Interim Chief Compliance Officer of Mercer Investments LLC effective July 31, 2021. She served as the Chief Compliance Officer of Mercer Investments LLC from July 2019 to April 2020. She served as US Compliance Leader, Mercer Investments from January 2017 to April 2020. Ms. Reiche served as Chief Compliance Officer for Century Capital Management LLC and Century Funds (June 2014 – January 2017).

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
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Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of six Trustees, five of whom are not “interested persons” of the Trust or the Advisor, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Advisor, is appropriate, in light of the services that the Advisor provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Trust’s and the Advisor’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Harrison M. Bains, Jr. Mr. Bains has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by shareholders of the Trust on October 28, 2019. Mr. Bains has no relationships that would impair his independence to the Trust. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan.

Adela M. Cepeda. Ms. Cepeda has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Cepeda has no relationships that would impair her independence to the Trust. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda was Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Schneider has no relationships that would impair her independence to the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the J.P. Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Luis A. Ubiñas. Mr. Ubiñas has served as an Independent Trustee of the Trust since 2019 and has been most recently approved by shareholders of the Trust on October 28, 2019. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations.

Joan E. Steel. Ms. Steel has served as an Independent Trustee of the Trust since 2020, when she was appointed by the Independent Trustees. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving

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as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm. Ms. Steel has served on the boards of various non-profit organizations and private companies.

Richard S. Joseph. Mr. Joseph has served as a Trustee of the Trust since 2017 and has been most recently approved by shareholders of the Trust on October 28, 2019. Mr. Joseph has been President and Head of the US Mercer Delegated Solutions of the Advisor since December 2015. Prior to December 2015, he was Chief Operating Officer of the Advisor since 2005.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Mr. Bains, Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Audit Committee, and Mr. Bains serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2021, the Audit Committee met 4 times.

Mr. Bains, Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Nominating and Corporate Governance Committee. Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

●	the character and integrity of the person;
●	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
●	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;
●	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
●	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
●	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
●	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
●	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and
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●	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2021, the Nominating and Corporate Governance Committee met 1 time.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor (including the LRC), or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2020:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None
Luis A. Ubiñas	None	None
Joan E. Steel	None	None

Interested Trustee

Richard S. Joseph	None	None

As of December 31, 2020, the Trustees did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

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TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2021:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees

Harrison M. Bains, Jr.	$195,500	None	$195,500
Adela M. Cepeda	$210,500	None	$210,500
Gail A. Schneider	$192,500	None	$192,500
Luis A. Ubiñas	$180,500	None	$180,500
Joan E. Steel	$180,500	None	$180,500

Interested Trustee

Richard S. Joseph	None	None	None

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustee an annual retainer of $100,000. In addition, the Trust pays the Chairperson of the Board $30,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $12,000 per year, and the Chairperson of the Audit Committee $15,000 per year. The Trust also pays each Independent Trustee $10,000 per regular in-person Board meeting attended, $10,000 per ad-hoc in-person Board meeting attended, and $3,500 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $6,000 and $5,000, respectively, per Committee meeting attended.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

As of June 30, 2021, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of June 30, 2021, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Stephen Gouthro, 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class

Mercer US Large Cap Equity Fund Class Y-3	Mercer Group Trust: Mercer Large Cap Stock Fund	88,674,096.73	72.01%

Mercer US Large Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Large Cap Equity Portfolio	23,953,295.15	19.45%

Mercer US Large Cap Equity Fund Class Y-3	National Financial Services LLC for the Exclusive Benefit of our Customers	7,770,218.36	6.31%

Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Group Trust: Mercer Small/Mid Cap Stock Fund	64,264,526.57	49.74%

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Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Equity Portfolio	52,253,862.10	40.45%

Mercer Core Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Core Fixed Income Portfolio	27,449,075.54	21.76%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Orlando Health, Inc.	26,711,166.07	21.18%

Mercer Core Fixed Income Fund Class Y-3	National Financial Services LLC for the Exclusive Benefit of our Customers	10,482,946.33	8.31%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Avera Health	10,091,952.19	8.00%

Mercer Core Fixed Income Fund Class Y-3	Mercer Global Investments FBO Trust Fund for the People of the Republic of Micronesia	9,686,203.70	7.68%

Mercer Core Fixed Income Fund Class Y-3	Charles Schwab & Co Inc. Special Custody A/C FBO Customers	6,483,214.90	5.14%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments FBO The CA Institute of Technology Retiree Medical Plan for JPL Retirees VEBA Trust	6,406,712.24	5.08%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Collective Trust: Mercer Non US Core Equity Portfolio	154,309,763.40	55.04%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	58,464,074.90	20.85%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Investments LLC FBO Orlando Health, Inc.	21,487,866.34	7.66%

Mercer Global Low Volatility Equity Fund Class Y-3	Mercer Collective Trust: Mercer Global Low Volatility Equity Portfolio	71,595,984.47	88.38%

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio	95,481,989.74	73.63%

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	21,189,759.81	16.34%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Opportunistic Fixed Income Portfolio	62,374,846.09	72.10%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Orlando Health, Inc.	9,374,946.29	10.84%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Global Investments FBO Trust Fund for the People of the Republic of Micronesia	4,376,072.64	5.06%

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INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Investments LLC, a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Advisor provides investment advisory services to each Fund pursuant to the Investment Management Agreement, as amended, dated July 1, 2014, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Advisor may hire one or more Subadvisors for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously monitors each Subadvisor’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and, (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. For its investment services, the Advisor receives the annual investment management fees, set forth below as a percentage of the relevant Fund’s average daily net assets:

	Advisor Investment Management Fee* On Net Assets
Funds	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Mercer US Large Cap Equity Fund	0.53%	0.51%	0.46%
Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%	0.83%
Mercer Non-US Core Equity Fund	0.75%	0.73%	0.68%
Mercer Emerging Markets Equity Fund	0.80%	0.78%	0.73%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%	0.68%
Mercer Core Fixed Income Fund	0.35%	0.33%	0.28%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%	0.73%

*	Consists of the total investment management fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has contractually agreed, until at least July 31, 2022, to waive any portion of its investment management fee that it is entitled to under the Investment Management Agreement with respect to each Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to that Fund’s subadvisors for the management of their allocated portions of the subject Fund. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Fund to the Advisor.

For the prior three fiscal years, each Fund accrued and paid to the Advisor the following investment management fees:

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Fiscal year ended March 31, 2019

Funds	Gross Investment Management Fees Earned by the Advisor	Net Investment Management Fees Paid After Fee Waiver

Mercer US Large Cap Equity Fund	$2,292,322	$2,292,322

Mercer US Small/Mid Cap Equity Fund	$7,464,579	$7,464,579

Mercer Non-US Core Equity Fund	$14,861,742	$14,861,742

Mercer Emerging Markets Equity Fund	$8,238,932	$8,238,932

Mercer Global Low Volatility Equity Fund	$7,217,299	$7,217,299

Mercer Core Fixed Income Fund	$2,618,409	$2,618,409

Mercer Opportunistic Fixed Income Fund	$5,416,210	$5,416,210

Fiscal year ended March 31, 2020

Funds	Gross Investment Management Fees Earned by the Advisor	Net Investment Management Fees Paid After Fee Waiver

Mercer US Large Cap Equity Fund	$3,322,203	$1,534,207

Mercer US Small/Mid Cap Equity Fund	$8,617,862	$3,992,282

Mercer Non-US Core Equity Fund	$18,148,207	$8,525,803

Mercer Emerging Markets Equity Fund	$8,344,788	$4,350,292

Mercer Global Low Volatility Equity Fund	$8,067,215	$2,519,159

Mercer Core Fixed Income Fund	$2,701,518	$723,321

Mercer Opportunistic Fixed Income Fund	$7,128,865	$2,780,420

Fiscal year ended March 31, 2021

Funds	Gross Investment Management Fees Earned by the Advisor	Net Investment Management Fees Paid After Fee Waiver

Mercer US Large Cap Equity Fund	$6,422,192	$3,095,334

Mercer US Small/Mid Cap Equity Fund	$14,097,821	$6,563,659

Mercer Non-US Core Equity Fund	$24,342,220	$11,340,581

Mercer Emerging Markets Equity Fund	$10,539,229	$5,291,113

Mercer Global Low Volatility Equity Fund	$8,807,043	$2,789,698

Mercer Core Fixed Income Fund	$3,595,870	$964,887

Mercer Opportunistic Fixed Income Fund	$9,324,657	$4,300,390

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Subadvisors, Sub-Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each Subadvisor. Each Subadvisor makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the Subadvisor. Certain of the Subadvisors have entered into sub-subadvisory agreements with sub-subadvisors to assist with the day-to-day portfolio management of the Subadvisor’s allocated portion of the Fund’s portfolio.

The Advisor recommends one or more Subadvisors for each Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Advisor does not expect to recommend frequent changes of Subadvisors.

The Subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the Subadvisors’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.

Generally, no Subadvisor provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Subadvisors also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund. Additional information about potential conflicts of interest regarding each Subadvisor is set forth in the Subadvisor’s Form ADV, which prospective shareholders should evaluate prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the each Subadvisor’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Advisor’s Form ADV will be provided to shareholders or prospective shareholders upon request.

Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston MA 02110, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Acadian is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group Inc. (“BSIG”), a publicly listed company on the New York Stock Exchange (“NYSE”). Acadian exercises complete discretion over its investment philosophy, people and process, and Acadian is operated as a single independent entity. Acadian has been registered as an investment adviser with the SEC since 1986.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. American Century is incorporated under the laws of the State of Delaware. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. Arrowstreet is a discretionary institutional global asset manager and a registered investment adviser with the SEC. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

BennBridge US LLC (“BennBridge US”), with principal offices located at 260 Franklin Street, 16th Floor, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. BennBridge US, which is organized as a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd. (“Bennelong Funds Management”), which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms. In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd.

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to provide services and investment personnel to BennBridge US pursuant to the subadvisory agreement with the Fund. BennBridge US and BennBridge Ltd. are both under the common control of Bennelong Funds Management. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. BennBridge US is registered as an investment adviser under the Advisers Act.

BlackRock International Limited (“BlackRock”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as a Subadvisor to the Mercer Opportunistic Fixed Income Fund. BlackRock is currently organized as a corporation organized under the laws of Scotland and is a subsidiary of BlackRock, Inc. BlackRock is registered as an investment adviser under the Advisers Act.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Effective July 31, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin”), acquired Legg Mason, Inc. As part of the transaction, Brandywine became a fully owned, independently operated subsidiary of Franklin. Brandywine is registered as an investment adviser under the Advisers Act.

Colchester Global Investors Limited (“Colchester”), located at Heathcoat House, 20 Savile Row, London W1S 3PR, United Kingdom, serves as a Subadvisor to the Mercer Opportunistic Fixed Income Fund. Colchester is currently organized as a limited company incorporated under the laws of England and Wales. Colchester is majority employee-owned and is controlled and operated by its Chairman and Chief Investment Officer, Ian Sims, through his controlling ownership of Colchester’s voting securities. Colchester is registered as an investment adviser under the Advisers Act.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”), with principal offices located at 610 Market Street, Philadelphia, PA 19106, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Macquarie is registered as an investment adviser under the Advisers Act. Macquarie is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary and subject to the ultimate control of Macquarie Group Limited (“MGL”). MGL is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and fund management services.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), with principal offices located at 40 Rowes Wharf, Boston, MA 02110 serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. GMO is an independent private company that is 100% owned by its active and retired partners. GMO is registered as an investment adviser under the Advisers Act.

GW&K Investment Management (“GW&K”), located at 222 Berkeley St., Boston, MA 02116, serves as subadvisor to the Mercer US Small/Mid Cap Equity Fund. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE:AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner. The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K. GW&K is registered as an investment adviser under the Advisers Act.

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer Core Fixed Income Fund.  IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today. IR+M is registered as an investment adviser under the Advisers Act.

Jennison Associates LLC (“Jennison”), with principal offices located at 466 Lexington Avenue, New York, NY 10017 serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Jennison is operationally an independently managed, 100% indirect subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (“PGIM”). PGIM is a direct, wholly owned subsidiary of PGIM Holding Company LLC. PGIM Holding Company, LLC, is a direct, wholly owned subsidiary of Prudential Financial, Inc. Jennison is registered as an investment adviser under the Advisers Act.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, Massachusetts 02111, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund and Mercer Opportunistic Fixed Income Fund. Loomis is registered as an investment adviser under the Advisers Act. Loomis is currently organized as a limited partnership and a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

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LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV is a partnership between LSV’s management team and current and retired employee partners and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company. LSV is registered as an investment adviser under the Advisers Act.

Manulife Investment Management (US) LLC (“Manulife”), located at 197 Clarendon Street, Boston MA 02116, serves as a subadvisor to the Mercer Core Fixed Income Fund. Manulife is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation).

Martingale Asset Management, L.P. (“Martingale”), located at 888 Boylston Street, Suite 1400, Boston, MA 02199, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Martingale is organized under the laws of the State of Delaware. Martingale is an independent, privately held investment adviser principally owned by its employees. Martingale is registered as an investment adviser under the Advisers Act.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser under the Advisers Act.

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Ninety One is a wholly-owned indirect subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges. Ninety One is registered as an investment adviser under the Advisers Act.

Origin Asset Management LLP (“Origin”), with principal offices located at One Carey Lane, London, United Kingdom EC2V 8AE serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. Origin is registered as an investment adviser under the Advisers Act. Origin is a subsidiary of Principal Financial Group, Inc.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest. O’Shaughnessy is registered as an investment adviser under the Advisers Act.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a Subadvisor to the Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

PGIM, Inc. (“PGIM”), located at 655 Broad Street, 7th Floor, Newark, New Jersey 07102, serves as a Subadvisor to the Mercer Core Fixed Income Fund. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential Financial, Inc. of the United States is not affiliated in any manner with Prudential plc, incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom. PGIM is an SEC-registered investment adviser organized as a New Jersey corporation. PGIM Fixed Income is the primary public fixed income asset management unit within PGIM responsible for sub-advising the Fund.

Polen Capital Management LLC (“Polen”), located at 1825 NW Corporate Boulevard, Boca Raton, FL 33431, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Polen is currently organized as a limited liability company under the laws of Delaware. Polen is registered as an investment adviser under the Advisers Act.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund. River Road is indirectly, majority-owned by Affiliated Managers Group, Inc., and is registered as an investment adviser under the Advisers Act.

Schroder Investment Management North America Inc. (“SIMNA Inc.”), with principal offices located at 7 Bryant Park, New York, NY 10018, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. SIMNA Inc. is an indirect, wholly-owned subsidiary of Schroders plc, a publicly-traded global asset management holding company organized under the laws of England. SIMNA Inc. is registered as an investment adviser under the Advisers Act.

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Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), with principal offices located at 1 London Wall Place, London, EC2Y 5AU, United Kingdom serves as a Sub-Subadvisor to the Mercer Emerging Markets Equity Fund. SIMNA Ltd. is also an indirect, wholly-owned subsidiary of Schroders plc and an affiliate of SIMNA Inc. SIMNA Ltd. is registered as an investment adviser under the Advisers Act.

Veritas Asset Management LLP (“Veritas”), located at 1 Smart’s Place, London WC2B 5LW, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Veritas is currently organized as a Limited Liability Partnership organized under the laws of England and Wales. Veritas is registered as an investment adviser under the Advisers Act.

Western Asset Management Company, LLC (“WAMCO”), located at 385 E. Colorado Blvd, Pasadena, California 91101, serves as a Subadvisor to the Mercer Opportunistic Fixed Income Fund. WAMCO is currently organized as a limited liability company. Effective July 31, 2020, Franklin acquired Legg Mason, Inc. and its affiliates, including WAMCO. As part of the transaction WAMCO became a wholly owned subsidiary of Franklin. WAMCO is registered as an investment adviser under the Advisers Act.

Western Asset Management Company Limited (“WAMCL”), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Subadvisor to the Mercer Opportunistic Fixed Income Fund. WAMCL is currently organized as a private limited liability company and is under common control with WAMCO by Franklin. WAMCL is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts, 02111, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund. Westfield is 100% employee owned. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

William Blair Investment Management, LLC (“William Blair”), located at 150 North Riverside Plaza, Chicago, Illinois, 60606, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. William Blair is a limited liability company. William Blair is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by current employees of William Blair and its affiliate, William Blair & Company, L.L.C., a registered investment adviser and securities broker-dealer. William Blair is registered as an investment adviser under the Advisers Act.

For the prior three fiscal years, the Advisor paid to all Subadvisors to each Fund the following in aggregate compensation, which represented the percentages of each Fund’s average net assets during that period noted below:

Fiscal year ended March 31, 2019

Funds	Aggregate Subadvisory Fees Paid by the Advisor	Subadvisory Fees Paid by the Advisor as a Percentage of Average Net Assets

Mercer US Large Cap Equity Fund	$1,174,124	0.27%

Mercer US Small/Mid Cap Equity Fund	$3,740,405	0.45%

Mercer Non-US Core Equity Fund	$7,132,270	0.34%

Mercer Emerging Markets Equity Fund	$4,729,622	0.45%

Mercer Global Low Volatility Equity Fund	$2,582,180	0.27%

Mercer Core Fixed Income Fund	$755,887	0.10%

Mercer Opportunistic Fixed Income Fund	$2,357,863	0.35%

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Fiscal year ended March 31, 2020

Funds	Aggregate Subadvisory Fees Paid by the Advisor	Subadvisory Fees Paid by the Advisor as a Percentage of Average Net Assets

Mercer US Large Cap Equity Fund	$1,548,909	0.24%

Mercer US Small/Mid Cap Equity Fund	$3,990,793	0.41%

Mercer Non-US Core Equity Fund	$8,553,909	0.33%

Mercer Emerging Markets Equity Fund	$4,375,218	0.41%

Mercer Global Low Volatility Equity Fund	$2,530,312	0.23%

Mercer Core Fixed Income Fund	$732,484	0.09%

Mercer Opportunistic Fixed Income Fund	$2,780,510	0.31%

Fiscal year ended March 31, 2021

Funds	Aggregate Subadvisory Fees Paid by the Advisor	Subadvisory Fees Paid by the Advisor as a Percentage of Average Net Assets

Mercer US Large Cap Equity Fund	$3,071,486	0.24%

Mercer US Small/Mid Cap Equity Fund	$6,631,947	0.41%

Mercer Non-US Core Equity Fund	$11,347,167	0.33%

Mercer Emerging Markets Equity Fund	$5,152,697	0.38%

Mercer Global Low Volatility Equity Fund	$2,810,206	0.23%

Mercer Core Fixed Income Fund	$955,204	0.09%

Mercer Opportunistic Fixed Income Fund	$4,307,985	0.36%

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $5 billion, 0.0160%, Fund assets in excess of $5 billion and not more than $10 billion, 0.0155%, Fund assets in excess of $10 billion and not more than $20 billion, 0.0150%, and Fund assets in excess of $20 billion, 0.0145%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator for administrative services provided during the fiscal years ended March 31:

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	2019	2020	2021

Mercer US Large Cap Equity Fund	$113,296	$160,328	$259,375

Mercer US Small/Mid Cap Equity Fund	$195,675	$213,744	$325,530

Mercer Non-US Core Equity Fund	$534,911	$689,718	$901,881

Mercer Emerging Markets Equity Fund	$662,762	$611,875	$649,372

Mercer Global Low Volatility Equity Fund	$226,798	$275,323	$294,540

Mercer Core Fixed Income Fund	$179,134	$193,599	$256,204

Mercer Opportunistic Fixed Income Fund	$354,683	$544,067	$567,385

Custody Services. State Street (the “Custodian”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Shareholder Administrative Services Arrangements

Shareholder Administrative Services Plan. The Board has adopted a Shareholder Administrative Services Plan on behalf of the Funds to compensate those parties that provide, or that arrange for the provision of, certain types of non-distribution related shareholder administrative services (“Shareholder Administrative Services”) that are provided to the Adviser Class, Class I and Class Y-2 shareholders of each Fund and/or for overseeing and monitoring the provision of such Shareholder Administrative Services. The fees payable under the Shareholder Administrative Services Plan may be paid to the Funds’ distributor and to the Advisor or its affiliates, or to such banks, broker-dealers, trust companies, insurance companies, financial planners, retirement plan administrators, mutual fund supermarkets, and other similar types of third-party financial industry service providers (the “Administrative Services Providers”) that provide Shareholder Administrative Services to the shareholders of the subject classes, provided that such Shareholder Administrative Services are not duplicative of the services otherwise already being provided to the shareholders by other parties. The Shareholder Administrative Services Plan provides for payments in an amount or at a rate not to exceed 0.25%, 0.25%, and 0.15% on an annual basis of the average daily net asset value of the Adviser Class, Class I, and Class Y-2 shares of the Funds, respectively. These fees are used to compensate Administrative Services Providers for providing various types of shareholder administrative support services including: (a) attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; (b) assisting with exchanges and with the processing of purchases and redemptions of shares; (c) preparing and disseminating information and documents for use by shareholders; (d) assisting shareholders with purchase, exchange and redemption requests; (e) receiving, aggregating and processing purchase and redemption orders; (f) providing and maintaining retirement plan records; (g) communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; (h) acting as the sole shareholder of record and nominee for shareholders; (i) maintaining account records and providing Shareholders with account statements; (j) processing dividend payments; (k) issuing shareholder reports and transaction confirmations; (l) providing sub-accounting services; (m) forwarding shareholder communications to shareholders; (n) receiving, tabulating and transmitting proxies executed by shareholders; (o) disseminating information about the Funds; (p) providing general account administration activities; and (q) providing monitoring and oversight of non-advisory relationships with entities providing services to the subject classes, including the Transfer Agent and those Administrative Services Providers that provide non-distribution related sub-transfer agency, administrative, sub-accounting and other similar types of non-distribution related shareholder administrative services to shareholders in the subject classes.

Shareholder Administrative Services Agreement The Advisor has entered into a Shareholder Administrative Services Agreement with the Funds pursuant to which the Advisor provides certain Shareholder Administrative Services to each Fund’s Adviser Class, Class I and Class Y-2 shareholders, including providing or procuring the types of non-distribution related shareholder administrative services described above and for monitoring and overseeing non-advisory relationships with entities providing such services to these share classes. Under the Shareholder Administrative Service Agreement, the Advisor is entitled to a fee of 0.15% on an annual basis of the respective average daily net assets for each of the Adviser Class, Class I and Class Y-2 shares of the Funds. Under the Funds’ shareholder servicing arrangements, amounts required to be paid by the Funds under the Shareholder Administrative Services Agreement are accrued from the fees paid under the Shareholder Administrative Services Plan.

No shares of the Adviser Class, Class I and Class Y-2 share classes were outstanding prior to the date of this SAI, and as a result the Funds did not pay any fees under the Shareholder Administrative Services Plan.

Principal Underwriting Arrangements

MGI Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of each class of

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shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

A Distribution and Shareholder Services Plan pertaining to the Adviser Class shares of the Funds has been adopted by the Trust in the manner prescribed pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) to compensate persons for certain service and activities that are primarily intended to result in the sale of Adviser Class shares of the Funds.

The 12b-1 Plan provides that each Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Adviser Class shares of each Fund. The Distributor and the Advisor shall use the fees paid to them under the 12b-1 Plan for sales, marketing and promotional activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for distribution and marketing related services. The distribution fee also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Adviser Class shares of a Fund.

The distribution fee payable under the 12b-1 Plan also may be used to pay authorized persons (“Authorized Service Providers”) who enter into agreements with the Distributor or the Advisor to provide certain services to Adviser Class shareholders. For purposes of the 12b-1 Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Adviser Class shares of a Fund held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; disseminating information about a Fund; and general account administration activities. Other expenses of an Authorized Service Provider related to its “service activities,” including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities. To the extent that an Authorized Service Provider that is subject to the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) receives fees from the 12b-1 Plan for providing “personal service and/or the maintenance of shareholder accounts” as contemplated by the Conduct Rules of FINRA, such payment may be deemed to be a “service fee” as such term is defined in FINRA Conduct Rule 2341(b)(9). An Authorized Service Provider is authorized to pay its affiliates and independent third party service providers for performing service activities consistent with the terms of the 12b-1 Plan.

There is no distribution plan with respect to the Funds’ Class I, Class Y-2 and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

No shares of the Adviser Class, Class I and Class Y-2 share classes were outstanding prior to the date of this SAI, and as a result the Funds did not pay any fees under the 12b-1 Plan.

Transfer Agency Services

State Street, located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Trust’s transfer agent (the “Transfer Agent”).

Securities Lending

Pursuant to an agreement between the Trust and State Street, the Funds may lend their portfolio securities through State Street as securities lending agent to certain qualified borrowers.  As securities lending agent for the Funds, State Street administers the Funds’ securities lending program. The services provided to the Funds by State Street with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan.

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For the fiscal year ended March 31, 2021, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Mercer US Large Cap Equity Fund

Gross income earned by the Fund from securities lending activities	$23,656.55
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,600.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$686.62
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$5,287.55
Net income from securities lending activities	$18,369.00

Mercer US Small/Mid Cap Equity Fund

Gross income earned by the Fund from securities lending activities	$341,560.39
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$67,437.51
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$4,184.88
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$71,622.39
Net income from securities lending activities	$269,938.00

Mercer Non-US Core Equity Fund

Gross income earned by the Fund from securities lending activities	$1,187,396.96
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$233,433.74
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$22,693.25
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$1,055.97
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$257,182.96
Net income from securities lending activities	$930,214.00

Mercer Emerging Markets Equity Fund

Gross income earned by the Fund from securities lending activities	$157,715.78
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$30,595.67
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$2,776.93
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$173.18
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$33,545.78
Net income from securities lending activities	$124,170.00
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Mercer Global Low Volatility Equity Fund

Gross income earned by the Fund from securities lending activities	$119,266.98
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$23,233.22
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$2,995.07
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$89.69
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$26,317.98
Net income from securities lending activities	$92,949.00

Mercer Core Fixed Income Fund

Gross income earned by the Fund from securities lending activities	$24,848.08
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,488.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$2,403.27
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$6,892.08
Net income from securities lending activities	$17,956.00

Mercer Opportunistic Fixed Income Fund

Gross income earned by the fund from securities lending activities	$54,792.23
Fees and/or compensation paid by the fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,186.95
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$7,599.43
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$1,172.85
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$17,959.23
Net income from securities lending activities	$36,833.00

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Dechert LLP, Washington, DC, is legal counsel to the Trust. Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is independent legal counsel to the Independent Trustees (other than with respect to matters involving Brandywine, Macquarie, WAMCO and WAMCL). Ropes & Gray LLP, Chicago, Illinois, is special independent legal counsel to the Independent Trustees with respect to matters involving Brandywine, Macquarie, WAMCO and WAMCL.

Codes of Ethics

The Trust, the Advisor, the Distributor and each Subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent

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unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each Subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request; (ii) through the following web site: http://vds.issproxy.com/SearchPage.php?CustomerID=2845; and (iii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each Subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the Subadvisor(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the Advisor, the Subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Subadvisors for the Fund or a reallocation of assets among the Fund’s Subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant Subadvisor provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

	2019	2020	2021
Mercer US Large Cap Equity Fund	$198,677	$269,561	$366,332
Mercer US Small/Mid Cap Equity Fund	$502,328	$362,342	$963,004
Mercer Non-US Core Equity Fund	$1,165,139	$1,220,739	$1,582,842
Mercer Emerging Markets Equity Fund	$732,192	$901,547	$1,584,000
Mercer Global Low Volatility Equity Fund	$343,840	$226,357	$271,784
Mercer Core Fixed Income Fund	$15,926	$17,216	$15,027
Mercer Opportunistic Fixed Income Fund	$91,333	$99,979	$40,123
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When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisors. To the extent permitted by law, the commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among Subadvisors and the suitability of Subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a Subadvisor, the Advisor or Subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a Subadvisor effects securities transactions for a Fund may be used by the Advisor or Subadvisor in servicing all of its accounts. In addition, the Advisor or the Subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2021, for transactions directed to a broker because of research or services provided by that broker:

Funds	Amount of Transactions	Commissions Paid

Mercer US Large Cap Equity Fund	$307,889,921	$77,825
Mercer US Small/Mid Cap Equity Fund	$804,601,763	$292,097
Mercer Non-US Core Equity Fund	$170,144,761	$89,241
Mercer Emerging Markets Equity Fund	$461,498,162	$66,863
Mercer Global Low Volatility Equity Fund	$212,829,993	$8,459
Mercer Core Fixed Income Fund	$0	$0
Mercer Opportunistic Fixed Income Fund	$0	$0

The same security may be suitable for a Fund, another fund, or other private accounts managed by the Advisor or a Subadvisor. Each Subadvisor has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the Subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2021, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

Fund	Broker or Dealer	Value of Securities

Mercer US Large Cap Equity Fund	Citigroup Global Markets, Inc.	$12,560,142
	Bank of America	$11,418,386
	JPMorgan Chase & Co.	$7,170,337
	Morgan Stanley & Co., Inc.	$7,102,085
Mercer US Small/Mid Cap Equity Fund	None	$0
Mercer Non-US Core Equity Fund	HSBC Holdings Plc	$19,104,914
	UBS AG	$17,569,091
	Credit Suisse First Boston LLC	$6,689,361
	Barclays Plc	$4,512,080
Mercer Emerging Markets Equity Fund	HSBC Holdings Plc	$3,120,555
Mercer Global Low Volatility Fund	None	$0
Mercer Core Fixed Income Fund	JPMorgan Chase & Co.	$25,201,267
	Morgan Stanley & Co., Inc.	$20,311,437
	Citigroup Global Markets, Inc.	$15,409,887
	Bank of America	$10,217,770
	UBS AG	$10,084,562
	Goldman Sachs & Co.	$9,424,609
	Credit Suisse First Boston LLC	$5,849,807
	Macquarie Group, Ltd.	$3,094,083
	Barclays Plc	$2,614,190
	Deutsche Bank AG	$686,684
	HSBC Holdings Plc	$262,912

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Mercer Opportunistic Fixed Income Fund	JPMorgan Chase & Co.	$5,183,664
	Credit Suisse First Boston LLC	$4,921,406
	Deutsche Bank AG	$3,697,953
	Barclays Plc	$3,653,745
	Bank of America	$1,556,896
	HSBC Holdings Plc	$1,530,616
	Macquarie Group, Ltd.	$1,508,975
	Citigroup Global Markets, Inc.	$623,683
	UBS AG	$373,689
	Morgan Stanley & Co., Inc.	$345,104
	Goldman Sachs & Co.	$237,855

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.

Except as otherwise provided in the Prospectus, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2019, 2020 and 2021:

	2019	2020	2021
Mercer US Large Cap Equity Fund	74%	76%	43%
Mercer US Small/Mid Cap Equity Fund	47%	73%	59%
Mercer Non-US Core Equity Fund	81%	74%	81%
Mercer Emerging Markets Equity Fund	57%	81%	106%
Mercer Global Low Volatility Equity Fund	80%	38%	54%
Mercer Core Fixed Income Fund	80%	158%[1]	127%
Mercer Opportunistic Fixed Income Fund	243%	148%	117%

Variations in the Funds’ portfolio turnover rates may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment outlook of one or more Subadvisors to a Fund, among other factors.  Variations also may be due to changes to a Fund’s Subadvisor line-up.

1. The increase in the Mercer Core Fixed Income Fund’s portfolio turnover rate for the fiscal year ended March 31, 2020 was the result of repositioning due to heightened market volatility and growth in assets under management during the period.

Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of the Advisor, the

51

principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR and within 60 days after the end of the first and third fiscal quarter on Exhibit F to Form N-PORT. Form N-CSR and Exhibit F to Form N-PORT are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds’ Portfolio Holdings - other than through an SEC filing or Web site posting - must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to offer four classes of shares for each Fund: Adviser Class, Class I, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

The shares of beneficial interest represent an equal proportionate interest in the assets and liabilities of the applicable Fund and have identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class’ arrangement for shareholder services and the distribution of shares, including its Rule 12b-1 plan, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual shareholders, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual shareholders; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote

52

thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) less than 30 days from purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. If the NYSE is closed on a day it would normally be open for business or the NYSE has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation may be used to value debt obligations with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value.

The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

The following supplements the information in the Prospectus.

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The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.

Taxes

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income for purposes of the Income Requirement foreign currency gains which are not directly related to a Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

Income and gain from certain commodity investments, such as gold and other precious metals, generally will not be qualifying income for purposes of the Income Requirement. Under an Internal Revenue Service revenue ruling, income from certain commodities-linked

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derivatives also is not considered qualifying income for purposes of the Income Requirement. For these reasons, a Fund must limit the extent to which it receives income from such commodity investments and commodity-linked derivatives to a maximum of 10% of its annual gross income.

A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term, rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over other ordinary income incurred after December 31 of the current taxable year.
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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. A Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 21%). If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute, by December 31 of each year, an amount at least equal to the sum of: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. As discussed below, under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). A Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, if a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

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Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income may be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the shareholder. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Section 163(j) Dividends. Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Section 199A Deduction. Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

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Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. Each Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. Each Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.

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Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and proposed Treasury regulations that portion of a Fund’s income from a U.S. REIT that is attributable to excess inclusion income imputed to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund may be treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives at least 90% of its income from certain qualifying sources, but less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, if a Fund invests in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,
●	certify that this number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service. Certain

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payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent reported by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Funds. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Capital Gain Dividends. In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return. Additionally, with respect to a non-U.S. investor that is treated as a corporation for U.S. federal income tax purposes, such dividends and gains realized may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country

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of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The Funds also are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2021, as set forth in the Funds’ annual report to shareholders, including the report of the Funds’ independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual report and the semi-annual report at no charge by calling 1-888-887-0619.

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APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

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A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting policies (or summaries thereof) of the Advisor, the Subadvisors and the Sub-Subadvisors:

Mercer Investments LLC

Mercer Funds

Proxy Voting Policy

Summary

Mercer Investments LLC and Mercer Trust Company LLC (collectively, “Mercer”) retain highly qualified subadvisors to manage client accounts, including respectively, the Mercer Funds (“Funds”) and collective investment trusts. These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer Investments LLC, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of the Funds to adopt the proxy voting policies of Mercer, as described below.

SCOPE

This policy applies to all Mercer colleagues and to the Mercer Funds.

POLICY STATEMENT

Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to subadvisors with respect to the underlying portfolio securities managed on behalf of client accounts, including the Funds. When voting (or not voting) proxies for retirement assets governed by the United States Department of Labor and its Employee Retirement Income Security Act of 1974 (ERISA), plan fiduciaries, including Mercer, must consider only the pecuniary impact of their proxy votes on the plan’s investments. The use of ERISA plan assets to further policy-related or political issues through proxy resolutions that are not likely to enhance the economic value of an investment is prohibited.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

Mercer expects subadvisors to act in the best financial interests of Mercer clients and the Funds, as applicable, to protect and enhance the long-term value of their investments;

In order to do this effectively, Mercer expects subadvisors to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;

Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and

Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

For ERISA plan assets, when deciding whether to exercise – and in exercising – the right to vote proxies and other shareholder rights, in order to meet ERISA’s prudence and loyalty standards, fiduciaries, including Mercer, must comply with the following principles:

1.	act solely in accordance with the economic interest of the plan client and/or collective investment trust;
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2.	consider any costs involved;

3.	not subordinate the interests of the plan clients or collective investment trusts to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests;

4.	evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights;

5.	maintain records on proxy voting activities and other exercises of shareholder rights; and

6.	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.

Mercer has implemented this policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer Investments LLC will require all Fund subadvisors to provide to it their proxy policies; any material revisions thereto must be provided to Mercer Investments LLC as soon as is practicable, and as part of the periodic compliance due diligence process (see “North America Subadvisor Due Diligence Procedures”). Mercer Investments LLC will ensure that the Funds’ Board of Trustees receive copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each Fund subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.

In certain circumstances, such as with respect to client investments in commingled investment funds managed by a subadvisor, Mercer retains responsibility to vote proxies on behalf of clients (unless directed otherwise by the client). In those cases, it is Mercer’s policy to vote in the best financial interests of its clients and, as applicable, to protect and enhance the long-term value of their investments. The applicable discretionary investment committee with respect to the client account shall be authorized to vote these proxies after consideration of potential conflicts of interest as described below, and in the case of ERISA plan assets, in compliance with the six principles described above.

Conflicts of Interest

Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In those circumstances where Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

Whether there are any existing business or personal (including familial) relationships between a Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX – Reporting; Disclosure of Proxy Voting Information

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Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the Securities and Exchange Commission (“SEC”) on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. Mercer Investments LLC has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required website to which Mercer Investments LLC may link its internet site in order to make such information available to Mercer Funds shareholders.

The Funds will disclose the Funds’, Mercer Investments LLC’s and each subadvisor’s proxy voting policies, or will provide a description or copy of them, as applicable, in the Statement of Additional Information (the “SAI”) included in the Funds’ Registration Statement on Form N-1A. The Funds will disclose that these proxy voting policies, or a description of them, are available without charge, upon request on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy, or description, the policy or the description (or a copy of the most recent SAI containing the policy or description) will be sent by first-class mail or other prompt delivery method within three business days of receipt of the request. The Funds will also disclose in the SAI that information is available about how the Funds voted proxies during the most recent twelve-month period ended June 30 on the SEC’s website at http://www.sec.gov.

REPORTING

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer Investments LLC’s Form ADV, Part 2A.

MAINTENANCE OF RECORDS

Mercer shall maintain and preserve permanently in an easily accessible place a copy of these Procedures and any modifications thereto. In addition, Mercer shall also maintain the following records relating to proxy voting in the event that Mercer, rather than a subadvisor, votes a proxy:

A copy of each proxy statement that Mercer receives regarding client securities which is not provided to a subadvisor;

A record of each vote cast by Mercer on behalf of a client;

Documentation relating to the identification and resolution of conflicts of interest related to the vote, if applicable.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than seven years, the first two years in an easily accessible place.

DELEGATION

Nothing in this policy shall be interpreted to prevent Mercer Investments LLC’s, Mercer Trust Company LLC’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

EXCEPTIONS

Any exceptions to this policy must be approved, in writing, by the CCO.

RESOURCES

Any questions regarding this policy should be raised with the CCO or a member of the Legal & Compliance Department. ■

Last Amended:	March 2021
Last Reviewed:	March 2021
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Acadian Asset Management LLC

Proxy Voting

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.

Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.

Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

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In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of our clients conflict with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

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Voting Process

Acadian’s Head of Investment Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Last Updated: January 2021

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American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters
a.	Election of Directors
(1)	Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)	Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)	Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where
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such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters
a.	Executive Compensation
(1)	Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)	Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

●	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

●	Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

●	Establish restriction periods shorter than three years for restricted stock grants;

●	Do not reasonably associate awards to performance of the company; or

●	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the

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acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The

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supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only

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way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

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e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

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In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

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Proxy Voting Policy

November 15, 2020

Introduction

Our policy is to vote securities held in client portfolios consistent with our fiduciary duty of care and loyalty and in a manner consistent with the best interest of our clients and, in the case of benefit plans subject to ERISA, in the best interest of their plan participants and beneficiaries. This policy applies to client securities for which we have discretionary voting authority. Our proxy voting authority shall be evidenced in the client’s account agreement or other written client instruction. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Use of Third Party Proxy Service Provider

We have retained Institutional Shareholder Services (ISS), a leading global proxy service provider, to provide proxy voting services to our client portfolios. ISS services include the following:

●	monitoring global events affecting the issuers of securities held in client portfolios as required to cast informed votes;

●	voting client portfolio securities, consistent with agreed upon voting policies and guidelines, in a timely manner; and

●	maintaining certain records concerning the foregoing required by applicable law, rule or regulation, including the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Labor (DOL).

Rationale for Using Third Party Proxy Service Provider

We believe that engaging ISS for proxy voting services is in the best interest of our clients because ISS has a demonstrated comparative advantage relative to our firm’s resources and expertise in this area. In particular, ISS has:

●	a large dedicated team of experts, researchers and thought leaders in corporate governance and ESG matters utilizing both subject-matter and local market expertise;

●	global monitoring capabilities to identify corporate voting events, and public information related to such events, affecting issuers of client portfolio securities (including issuer proxy materials and updates thereto);

●	robust benchmark proxy voting guidelines developed using its internal experience and expertise, as well as input from institutional investors and global issuers, supporting well-researched and informed votes;

●	an established proxy voting technology platform; and

●	appropriate compliance policies and procedures, including procedures for addressing material conflicts of interest in its business should any arise.

Further, we believe engaging ISS for proxy voting services is in the best interests of our clients because corporate matters subject to shareholder votes tend to be less impactful to our investment process and our stated risk adjusted return objectives for our client portfolios. Our investment process utilizes quantitative methods that identify and incorporate investment signals into its proprietary return, risk and transaction cost models. Our investment professionals do not typically engage in traditional equity asset management activities, such as researching individual companies, reviewing or analyzing regulatory filings (such as annual and quarterly reports and proxy materials) or engaging directly with company executives. ISS has a demonstrated comparative advantage in this area.

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Use of Automated Proxy Service

We utilize ISS’ automated voting process, through which ISS generally completes and submits our clients’ proxy votes in accordance with agreed upon voting policies without the votes being reviewed in advance by us. Since ISS submits the votes without our prior review, we do not analyze soliciting materials released by an issuer after ISS has made its voting recommendation but before votes are submitted (and we do not have any particular comparative advantage in this area relative to ISS’ established capabilities and processes). We do, however, assess (typically on an annual basis) ISS’ procedures to review such soliciting materials released by issuers, and have instructed ISS to cast votes as close to the voting deadline as is reasonably practicable, so that ISS can take such information into account in making voting decisions.

Third Party Proxy Service Provider Benchmark Voting Policies

ISS maintains a set of benchmark proxy voting policies that are published on ISS’ official website (issgovernance.com). These policies are typically updated annually through its internal review process which takes into account feedback from the institutional investor community and global issuers on corporate and governance best practices. We review these policies on an annual basis prior to the policies being applied to client portfolios to determine whether we believe such policies are consistent with the objective of maximizing shareholder value.

Unless otherwise instructed otherwise by a client (which is not typical among our clients), we apply ISS’ benchmark proxy voting policies across all client portfolios uniformly. We believe a uniform set of guidelines is appropriate because we apply the same uniform investment process across all client portfolios with the same uniform investment objective of maximizing risk adjusted returns for our client portfolios. For clients that require a more customized policy (e.g., to address client specific policy matters), we will collaborate with such client and ISS to develop a custom policy to address such requirements.

We may, in our discretion, choose to override a decision of ISS with respect to a proxy vote in circumstances where ISS discloses a material conflict of interest prior to a voting deadline and we determine that doing so would be in the best interests of our clients. For more information, see “Conflicts of Interest” below.

Third Party Proxy Service Provider Selection and Monitoring

As part of the selection and monitoring process we assess the following (typically on an annual basis):

●	the quality of the proxy service provider’s staffing and personnel;

●	the technology and information used to form the basis of the proxy service provider’s voting recommendations;

●	the processes and methodologies the proxy service provider uses in formulating its voting recommendations, including its ability to ensure that its proxy voting recommendations are based on current and accurate information, when and how the proxy service provider engages with issuers and third parties and the procedures the proxy service provider follows when an issuer releases soliciting materials after ISS has issued its voting recommendation but before votes are submitted;

●	the adequacy of the proxy service provider’s disclosure of its processes and methodologies;

●	the proxy service provider’s policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities;

●	any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm; and

●	whether the proxy voting advisor is required to maintain information about the votes of our clients confidential.

In addition, we perform the following monitoring procedures on an annual, semi-annual, quarterly and monthly basis:

●	Annual. On no less than an annual basis, we review the adequacy of ISS’ (i) staffing and personnel; (ii) policies and procedures relating to the voting of proxies, including when and how ISS engages with and seeks input from issuers and third parties; (iii)
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policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities; (iii) technology and information used to form the basis of ISS’ voting recommendations; (iv) disclosure of its procedures and methodologies in formulating voting recommendations; and (v) updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

●	Semi-Annually. On no less than a semi-annual basis, we conduct a sampling of client proxy votes and underlying proxy research reports (such sampling based primarily on size of client holdings) to confirm, on a post-vote basis, that ISS proxy voting recommendations were based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS was based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that materially affected one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether ISS is taking reasonable steps to seek to reduce similar errors in the future. As part of such investigation, we shall consider any information that we deem appropriate, which may include, among other things:

○	ISS’ process for ensuring that it has complete and accurate information about the issuer and each particular matter;

○	Our ability, if any, to access the issuer’s views about ISS’ voting recommendations;

○	ISS’ efforts to correct any identified material deficiencies;

○	ISS’ disclosure regarding the sources of information and methodologies used in formulating voting recommendations and executing voting instructions; and

○	ISS’ consideration of factors unique to specific issuers and proposals when evaluating matters subject to a shareholder vote.

●	Quarterly. On no less than a quarterly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm that they are voted in a manner consistent with the ISS Proxy Guidelines.

●	Monthly. On a monthly basis we conduct a sampling of client proxy votes and underlying proxy research reports (such sampling based primarily on size of client holdings) to confirm, on a pre-vote basis, that ISS proxy voting recommendations are based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS is based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that would otherwise materially affect one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account the information outlined above relative to the semi-annual, post-vote review and engage with ISS to the extent practicable prior to the voting the applicable proxy.

We also receive monthly reporting from ISS’ on the following matters during the applicable period:

○	Material changes to ISS’ conflict of interest policies or procedures;

○	Changes or updates to ISS’ business so that we can determine whether such changes or updates are relevant to an assessment of ISS’ ability to provide proxy voting advice;

○	Conflicts of interest identified in connection with a proxy vote for a client portfolio that were not appropriately remediated or escalated in writing to us for remediation;

○	“Votes against” applicable ISS proxy voting guidelines relative to our client portfolios; and
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●	Ongoing. On an ongoing basis we will coordinate between our firm, the custodian(s)/administrators of client portfolios subject to this policy, and ISS to facilitate the delivery of proxies and related materials for the respective client securities in a timely manner (it being understood, however, that our ability to vote proxies is dependent on the timely and accurate delivery of proxy data from the applicable custodian/administrator to ISS).

In addition, we will review the adequacy of this policy not less than annually to confirm that the policy (i) has been implemented in accordance with its terms and (ii) has been formulated reasonably and implemented effectively, including whether the policy is reasonably designed to ensure that proxies are voted in the best interests of clients as described above.

Environmental, Social and Governance (ESG) Voting

Environmental, social and corporate governance (ESG) principles are taken into account in our service provider’s standard proxy voting policies that we review and consider on an annual basis. In addition, upon the request of a client, we may implement enhanced ESG specific voting procedures with respect to the securities held in such client’s portfolio. For such clients, we contract with ISS to cast votes based on a specialized ISS proxy voting policy which is based on the Principles for Responsible Investment. ISS then monitors events affecting the issuers of securities as required to cast informed votes based on these principles, makes decisions on voting securities and maintains necessary records on the votes cast. We will pay for the cost of such services. ESG specific voting procedures have been implemented in one Arrowstreet Sponsored Fund that orients its portfolio on the basis of certain ESG factors. We do not expect to add ESG specific voting procedures to our other Arrowstreet Sponsored Funds.

Third Party Service Provider Fees

We pay for the cost of ISS’ proxy voting services, except in the case of individually tailored proxy voting guidelines, in which case the cost of such service may be negotiated with the client.

Recordkeeping

The Chief Compliance Officer will maintain, or cause ISS to maintain, the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by a client or by applicable law:

●	Arrowstreet. We will maintain the following records with regard to this policy:

○	Copies of this policy (and revisions thereto);

○	A copy of each written client request for information on how we or ISS voted that client’s shares, and a copy of any written response by us to any written or oral client request for such information;

○	A copy of each document prepared by us that was material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision;

○	A record of each vote cast by the firm on behalf of a client in which we override ISS’ recommendation;

○	Documentation relating to any conflict of interest review undertaken by the Chief Compliance Officer; and

○	Documentation relating to the due diligence and review of the proxy service provider.

●	ISS. We will cause ISS (a registered investment adviser) to (i) maintain the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by the firm and (ii) produce such records promptly on request:

○	Copies of ISS’ Proxy Voting Guidelines and policies and procedures relating to the voting of proxies and management of conflicts of interest (and revisions thereto);

○	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;
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○	A copy of each research report prepared by ISS material to making a decision on how to vote proxies on behalf of our clients; and

○	A record of each vote cast by or on behalf of the firm with respect to client shares.

Conflicts of Interest

We believe that, as a result of utilizing ISS, conflicts of interest between the firm and a client in the proxy voting context will be rare. However, conflicts of interest may arise (i) when ISS notifies us of a conflict of interest involving a proxy recommendation and, as a result, we exercise discretion as to whether following the ISS recommendation is in the best interests of our clients; or (ii) in connection with the selection and maintenance of ISS as third party proxy voting service provider.

The Chief Compliance Officer will review any such conflict of interest and use his best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his independent assessment of the best interests of the relevant clients. Such resolution may include, among other things, the firm seeking voting instructions from any affected client.

If ISS notifies the firm of a conflict of interest with respect to a proxy vote after such vote has been taken, the Chief Compliance Officer shall take such action as he deems necessary or appropriate under the circumstances.

It is our policy not to accept any input from any other person or entity in connection with proxy voting decisions, with the exception of a client directed vote or votes made by ISS. In the event that a firm investment professional is pressured or lobbied either from within or outside of the firm with respect to any particular proxy voting decision, such event shall be reported to the Chief Compliance Officer.

Limitations on Exercising Right to Vote

The following are some limitations on the ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

●	Shareblocking Markets. We may, in certain cases, refrain from voting if voting could potentially restrict our ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, we generally instruct ISS to refrain from voting in shareblocking markets.

●	Securities Lending. Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because neither we nor ISS is generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

●	Prime Broker Rehypothecation. Certain clients whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation. If securities are rehypothecated at the record date, the proxy for that security cannot be voted. Because neither we nor ISS is generally aware of when a security may be rehypothecated, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares will not be voted.

●	Costs of Voting Proxies; POAs and Other Documentation. If we determine that the monetary and/or nonmonetary costs to the client of voting in a particular case are likely to exceed the expected economic benefits of voting, ISS may not vote. This is likely to occur, for example, in cases where particular documentation, a registration or a power of attorney is required for proxy voting in certain markets or specific meetings and a client has not provided (or facilitated) such documents with its custodian. As neither we nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

●	Timely Communication of Proxies by Custodian. Our ability to vote proxies on behalf of client portfolios is dependent, in part, on the effective and timely communication of proxies and related materials from the client’s custodian to ISS. We may be unable to vote client proxies if such proxies and related materials are not received, or received too late to take action thereon.
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It is the responsibility of the applicable client custodian to vote proxies in accordance with instructions received from ISS.

●	Portfolio Termination. In the event of a portfolio termination, Arrowstreet will manage proxies for any meeting having a record date on or prior to the effective date of such termination (which includes voting proxies for meetings occurring after such effective date, if the meeting record date occurred prior to termination). Reporting on such proxy votes following a portfolio termination is available upon request.

Client Directed Proxy Voting

We may, in limited circumstances, accept client voting directions or guidelines with the approval of the Chief Compliance Officer. In most cases, we typically do not accept directions or guidelines from clients regarding the voting of securities held in client portfolios. We recommend that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action should be reflected in the client’s portfolio agreement or other written document.

Interpretation and Administration

The Chief Compliance Officer is authorized to interpret this policy and adopt additional procedures for its administration. The Chief Compliance Officer may waive any provision of this policy in any particular case if consistent with the goals of the policy.

Obtaining Policies and Proxy Records

Clients may contact our Chief Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of the ISS proxy voting guidelines (or obtain them online from ISS’ website) or to obtain a record of how proxies were voted for their portfolio.

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BennBridge US LLC

Proxy Voting Policy

Proxies are assets of BennBridge Clients that must be voted with diligence, care, and loyalty. BennBridge will vote each proxy in accordance with its fiduciary duty to its Clients. BennBridge will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. BennBridge may take into account the following factors, among others:

●    Whether the proposal was recommended by management;

●    BennBridge’s opinion of management;

●    Whether the proposal acts to entrench existing management;

●    Whether the proposal fairly compensates management for past and future performance; and

●    Whether the proposal benefits the company as a whole.

As noted previously, BennBridge attempts to vote proxies in the best interest of its client(s), and, to the extent practical, the client’s underlying shareholders/limited partners. Employees must notify the BennBridge CCO if they become aware of any material conflict of interest associated with a proxy vote. Since it is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting, the following examples are meant to help employees identify potential conflicts:

●    BennBridge’s client owns debt and equity securities of the same issuer, either of which may be adversely affected by the proxy vote;

●    An issuer or some other third party offers BennBridge or an Employee compensation in exchange for voting a proxy in a particular way; and

●    BennBridge receives a proxy solicitation from an issuer that a BennBridge Employee has a personal or business relationship with. Upon notification of a potential material conflict, the BennBridge CCO will evaluate the conflict and determine an appropriate course of action, if any. Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires BennBridge to maintain certain books and records associated with its proxy voting policies and procedures. BennBridge’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO will coordinate BennBridge’s proxy voting process and ensure BennBridge complies with applicable recordkeeping requirements associated with proxy voting.

Voting Proxies for Loaned Securities

In the event that BennBridge is aware of a material vote on behalf of a RIC Client and BennBridge has the ability to call back loans and is aware of the securities on loan by the custodian, BennBridge may call back the loan and vote the proxies if time permits. Otherwise, BennBridge will rely on the RIC Client to call loaned securities back.

Disclosures to Clients and Investors

BennBridge includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how BennBridge voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the BennBridge CCO, who will respond to any such requests.

As a matter of policy, BennBridge does not disclose how it expects to vote on upcoming proxies. Additionally, BennBridge does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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BlackRock Investment Stewardship

Proxy voting guidelines for U.S. securities

Effective as of January 2021

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If you would like additional information, please contact: ContactStewardship@blackrock.com
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These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

●	Boards and directors

●	Auditors and audit-related issues

●	Capital structure

●	Mergers, acquisitions, asset sales, and other special transactions

●	Executive compensation

●	Environmental and social issues

●	General corporate governance matters

●	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.

In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

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Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

●	Employment as a senior executive by the company or a subsidiary within the past five years

●	An equity ownership in the company in excess of 20%

●	Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

●	When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees

We may vote against directors serving on key committees who we do not consider to be independent.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:

●	Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board

●	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

●	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

●	The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company

●	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders

●	Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

●	Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:

	Public Company Executive or Fund Manager [1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

2 In addition to the company under review

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Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

●	The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

●	The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote

●	The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

●	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

●	The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

●	Members of the compensation committee where the company has repriced options without shareholder approval

●	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose:

●	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
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●	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates

●	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details

●	Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC),3 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity

3A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

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of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

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	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Independent Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors

Authority to call meetings of independent directors

Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/ CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

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Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

●	Appears to have a legitimate financing motive for requesting blank check authority

●	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

●	Has a history of using blank check preferred stock for financings

●	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

●	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

●	There should be clear strategic, operational, and/ or financial rationale for the combination

●	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

●	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
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Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”

Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that

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appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:

●	Whether we believe that the triggering event is in the best interests of shareholders

●	Whether management attempted to maximize shareholder value in the triggering event

●	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

●	Whether excessively large excise tax gross-up payments are part of the pay-out

●	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

●	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

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We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

●	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

●	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

●	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.

BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.

Accordingly, we ask companies to:

●	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

●	Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets

See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.

Climate risk

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BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.

Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.4 In order to assess companies’ progress, BIS expects carbon-intensive companies to disclose explicit GHG emissions reduction targets.

The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.

We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.

Key stakeholder interests

As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.

Human capital management

A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.

We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.

4 The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

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General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

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Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to

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agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

This document is provided for information purposes only and is subject to change.  Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

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Brandywine Global Investment Management, LLC
Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of

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common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.               Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.                Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.                As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit

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from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.                All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.                 The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.                   If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.              With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.               confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.               confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.                in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.              disclosing the conflict to clients and obtaining their consent before voting;

e.                suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.                 such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.                A written record of the method used to resolve a material conflict of interest shall be maintained.

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VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should

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immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the

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following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A

Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.
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II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
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B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C.	We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III.	Anti-Takeover

We vote against anti-takeover measures:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D.	Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares

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unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.
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B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

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V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

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Colchester Global Investors Limited Proxy Voting Policy

May 2021

Typically, sovereign bond investors may only vote in the event there is a sovereign default related to their bond holdings. In such cases, bond investors may have the opportunity to vote on the terms of a restructuring. As disclosed in its website, Colchester Global Investors Limited (“Colchester”) invests primarily in sovereign bonds and eschews corporate credit. It does not invest in equity. As a result, situations in which a client’s portfolio holdings may present an opportunity to vote are expected to be rare. In the unlikely event a voting opportunity arises, Colchester will determine, in its discretion and in the best interests of its client, how and whether to vote on behalf of the portfolio. Sometimes, Colchester may not be able to vote because the client’s custodian does not provide a voting service in a given market, or Colchester does not receive voting materials in sufficient time, or for other reasons beyond Colchester’s control. Colchester may also choose not to vote if it is considering liquidating a position, or for any other reason if it considers voting would be inappropriate. In the unlikely event that Colchester votes on behalf of a client, it shall do so in the best interests of its client.

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Delaware Investments Fund Advisers

Summary of Proxy Voting Policies and Procedures

(January 2021)

If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser may vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s

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securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.

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GMO LLC and related entities (collectively, “GMO”)

Proxy Voting Policies and Procedures

Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

●	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
●	ensure that proxies are voted and submitted in a timely manner;
●	handle other administrative functions of proxy voting;
●	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
●	maintain records of votes cast; and
●	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

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Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

●	Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;
●	Overseeing the proxy voting process; and
●	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted. In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

●	GMO has a material business relationship or potential relationship with the issuer;
●	GMO has a material business relationship with the proponent of the proxy proposal; or
●	GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

●	a copy of these policies and procedures which shall be made available to clients, upon request;
●	a record of each vote cast (which ISS maintains on GMO’s behalf); and
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●	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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EXHIBIT A1

Custom Modifications

Shareholder Action by Written Consent

Vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent, and vote AGAINST proposals to allow or make easier shareholder action by less than unanimous written consent; unless GMO believes that allowing/enhancing the ability of shareholders to act by written consent would be beneficial to GMO clients holding the issuer’s equity securities. The following non-exclusive examples are situations where GMO may vote FOR proposals to allow/enhance the ability of shareholders to act by written consent:

●	The company does not have provisions in its bylaws giving shareholders the right to call a special meeting; or
●	The company allows shareholders the right to call a special meeting but the current ownership threshold to call for a special meeting is above local market standards; or
●	The ability to act by written consent is deemed necessary for the protection of shareholders’ interests.

Cumulative Voting

●	Vote FOR proposals to eliminate cumulative voting, and vote AGAINST proposals to restore or provide for cumulative voting. For companies domiciled outside of the United States and in instances where cumulative voting is in place, vote FOR proposals that address the rules governing cumulative voting to the benefit of shareholders, such as the formulation of implementation rules for cumulative voting systems.

Incumbent Director Elections

Generally vote WITH management’s recommendations regarding incumbent director nominees, except where GMO believes that a nominee has failed to meet listing or local market standards for service on the company’s board or has voted to approve actions that in GMO’s judgment are materially detrimental to the company or its shareholders. The following non-exclusive examples may form the basis for GMO’s determination to vote AGAINST management’s recommendations regarding incumbent director nominees:

●	Nominee does not satisfy relevant listing or local market practice standards for independence and serves on a committee required to be fully independent by local market standards;
●	Nominee has not attended a sufficient percentage (generally 75%) of board meetings and committees on which the nominee served during the prior year without providing an appropriate explanation;
●	Nominee serves on an uncommonly high (relative to the company’s peers) number of other public company boards;
●	Nominee or his/her committee has not been responsive to a shareholder proposal supported by GMO (including proposals regarding ESG issues) that received approval of at least a majority of the company’s outstanding shares;
●	Nominee has voted to adopt or amend company bylaws in a way that materially and adversely affects GMO’s shareholder rights without putting such bylaw amendment to a shareholder vote; and
●	Nominees who have been remiss in the performance of their duties.

1 As amended April 8, 2020.

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Proxy Voting

December 2020

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I.	Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;

2)	Process and vote proxies in connection with securities held by GW&K’s clients;

3)	Maintain appropriate records of proxy statements, research, and recommendations;

4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)	Complete other proxy related administrative functions.

II.	Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;
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4)	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.	Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.	Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management, LLC

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V.	Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
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2)	Proxy statements, research, recommendations, and records of each vote;

3)	Client written requests for proxy voting information and applicable responses by GW&K.

VI.	Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

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Income Research & Management

PROXY VOTING POLICIES

Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.

Statement of Policy

The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.

It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities held in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR&M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.

Who is Responsible for Implementing this Policy?

The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).

Procedures to Implement this Policy

Client Disclosure

The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.

In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.

Administration

In implementing these procedures, IR+M will ensure:

●	The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.

●	Voting responsibility between IR+M and the client is clear in the investment management agreement.
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●	Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.

●	Our clients may obtain a copy of the Proxy Policy upon request.

Maintaining Records

IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.

Guidelines

If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.

Conflicts of Interest

A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and in order to insure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Executive Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted.

Effective: September 2009

Revised: April 2018

Reviewed: October 2020

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Proxy Voting

Policy and Procedures

I.	POLICY

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.

Jennison’s proxy voting policy and procedures and proxy voting records are publically available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

II.	PROCEDURES

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.

The Guidelines are reviewed annually and as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant

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to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

■	Jennison managing the pension plan of the issuer.

■	Jennison or its affiliates have a material business relationship with the issuer.

■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

■	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the

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Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.	INTERNAL CONTROLS
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Supervisory Notification

The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

■	Review all Guideline overrides.

■	Review quarterly voting metrics and analysis published by the Proxy Team.

■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

■	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV.	Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.	Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

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LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 26, 2021

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Proxy Voting Policies and Procedures

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.  General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the

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Proxy Voting Policies and Procedures

consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.   Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.   Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the

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Proxy Voting Policies and Procedures

recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

● The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

● The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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Proxy Voting Policies and Procedures

●     Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

●     The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.

●    The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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Proxy Voting Policies and Procedures

description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C. Proxy Committee.

1.    Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.    Duties. The Proxy Committee’s specific responsibilities include the following:

a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)                    annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

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(ii)       annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)      annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b. overseeing the proxy voting process, including:

(i)       overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)      directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)      consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)      periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)       determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)       the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)       whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)       the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)       the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

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(ii)   providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)   receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

( )  in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

a.  When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.  If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D. Conflicts of Interest.

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Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its predetermined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E. Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2. PROXY VOTING

A.  Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

.    Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A. Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

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Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B. Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

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E. When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

.       Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A. Generally vote for proposals to ratify auditors.

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B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D. Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E. Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D. Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e.,

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generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C. Vote against proposals to link all executive or director variable compensation to performance goals.

D. Vote for an annual review of executive compensation.

E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

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F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against stock option plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

E. Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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C. Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F. Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

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Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B. Change in Control - Will the transaction result in a change in control of the company?

C. Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D. Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Greenmail:

A. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C. Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G. Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose

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voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

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Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A. Vote against dual class exchange offers and dual class recapitalizations.

B. Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H. Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

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Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Loomis, Sayles & Company, L.P. March 2021 All Rights Reserved

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Proxy Voting Policies and Procedures

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J. Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis

Loomis, Sayles & Company, L.P. March 2021 All Rights Reserved

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Proxy Voting Policies and Procedures

for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2021 All Rights Reserved

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LSV Asset Management

Proxy Voting Policy

LSV Asset Management’s (“LSV”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.

To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to ERISA plan clients, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives.

In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. If LSV is responsible for voting proxies for a client, LSV will vote in accordance with GLC’s guidelines, which can be found at https://www.glasslewis.com/guidelines. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.

GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.

LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.

In the voting process, conflicts can arise between LSV’s interests and that of its clients. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on its pre-determined guidelines. A

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written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines on an annual basis. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

LSV may modify this policy and use of GLC from time to time.

Recordkeeping

LSV will retain:

1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-focused guidelines are designed for clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.     Voting Guidelines;

B.     Administrative Procedures;

C.     Records Retention; and

D.	Reports.

A.     VOTING GUIDELINES

1.         General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive

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compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.     MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the

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compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

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MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

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MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity

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awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

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In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained

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authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

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MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the

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company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate

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governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears

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to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.        ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue
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in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities
2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

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1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

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c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and
d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is

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overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.          Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file

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additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. . MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.          Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various

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2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.          Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees

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of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

1.        MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast

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in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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Polen Capital Proxy Voting Policy

The Company will accept discretionary authority over a client’s proxy if the Company has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Company will not be voting proxies or the client does not retain voting authority. Proxies are voted in the best interests of clients as determined by the effect, if any, the proposal could have on the current or future value of their investment. The Company includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that clients can contact the Company to obtain a copy of the proxy voting policies and procedures and information about how the Company voted with respect to the client’s securities.

The Company also serves as investment adviser to certain investment companies under the FundVantage Trust. FundVantage will prepare and file the Form N-PX with the SEC annually no later than August 31, containing the Funds’ proxy voting record for the most recent twelve-month period ended June 30.

The Company utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for research and recommendations on proxy issues, and for facilitating the processing of the Company’s ultimate selections for each proxy vote. The Company, however, has the ultimate responsibility for monitoring corporate actions, ensuring that voting decisions are in accordance with these policies, and ensuring that proxies are submitted in a timely manner. Operations and Compliance manage the Company’s relationship with ISS in accordance with the guidance set out in Release No. 5325. Operations is responsible for setting up each new client account in ISS and will conduct a quarterly reconciliation of all client accounts for which ISS is performing the proxy voting (i.e., the Company is authorized to vote proxies).

When the Company is notified by ISS of an upcoming proxy vote for an issuer held in client accounts, the applicable Portfolio Manager(s) will be provided with the recommendation(s) from ISS for such proxy vote. Operations will confirm that the Portfolio Manager(s) provide voting instructions and that such instructions are properly voted and administered; in addition, the Head of Operations reviews each proxy vote. To the extent applicable, Operations is responsible for reviewing any additional information that may become available regarding a particular proposal (i.e., subsequently filed additional definitive proxy materials or other information conveyed by an issuer or shareholder proponent) that would reasonably be expected to affect the voting determination, which may further be shared with the Portfolio Manager. If Operations receives any alerts or notifications from ISS that a custodian has not provided a ballot for a meeting, Operations is responsible for contacting the custodian for the proxy information.

The Company will ensure that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Company may abstain from voting if it deems that abstaining is in its clients’ best interests. For example, the Company may be unable to vote securities that have been lent by the custodian. In addition, proxies received after a client terminates its advisory relationship with the Company will not be voted, nor will the Company vote on securities over which it does not have investment discretion. The Company

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will prepare and maintain memoranda describing the rationale for any instance in which the Company does not vote a client’s proxy.

In voting proxies, the Company will consult ISS’s Sustainability Voting Guidelines but will make an independent decision for each vote. If the Company disagrees with ISS’s recommendation, the reasons are documented. The Company will rely on ISS to maintain proxy statements and records of proxy votes cast and can provide a client with an annual proxy voting summary upon request.

The Company requires ISS to affirmatively notify in the event it experiences a material conflict of interest in the voting of client proxies. The CCO will also maintain a list of those companies which issue publicly traded securities and with which the Company (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Company and its clients. Examples of such a relationship include:

●	Companies affiliated with directors, or immediate family members of directors of the Company or of affiliates of the Company;
●	Companies affiliated with officers, or immediate family members of officers of the Company or of affiliates of the Company; and
●	Companies that maintain significant business relationships with the Company or affiliates of the Company, or with which the Company or an affiliate of the Company is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Company or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Company has a conflict of interest. The Chief Compliance Officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Company’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The Company will perform one the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Company’s conflict, and obtaining consent before voting;
2.	Employ ISS to advise in the voting of the proxy;
3.	Employ ISS to vote the proxy on behalf of the Company and its clients; or
4.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The CCO will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Company to resolve the conflict of interest, and the vote(s) as a result.

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In addition, the CCO or his designee will conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

ISS Due Diligence

On an annual basis the CCO, or his designee, will conduct due diligence on ISS to ascertain, among other things: 1) whether ISS has the capacity and competency to adequately analyze proxy issues; 2) the adequacy and quality of the proxy advisory firm’s staffing and personnel; 3) the robustness of its policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information; and 4) any conflicts of interest and any other considerations that the Company believes would be appropriate in considering the nature and quality of the services provided by ISS.

In addition, the CCO or designee will consider, to the extent applicable:

●	the adequacy and quality of the staffing, personnel, and/or technology of ISS;
●	whether ISS has an effective process for seeking timely input from issuers and clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;
●	whether ISS has adequately disclosed its methodologies in formulating voting recommendations (including the nature of any third-party information sources used as a basis for its voting recommendations), such that the Company can understand the factors underlying the ISS voting recommendations;
●	whether ISS has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including
o	conflicts relating to the provision of proxy voting recommendations and proxy voting services generally,
o	conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and
o	conflicts presented by certain affiliations.

This may be done by downloading and reviewing certain ISS Due Diligence materials at http://www.issgovernance.com/compliance/due-diligence-materials/. Operations will review the votes of ISS to confirm that proxies are voted in accordance with the guidelines and procedures, and verify that ISS is voting each of the proxies received. The CCO or designee will monitor any notifications from ISS updating the Company of any relevant business changes (i.e., with respect to the capacity and competency of ISS to provide independent proxy voting advice or carry out voting instructions), along with any new SEC interpretations regarding the voting of proxies and the use of third-party proxy advisory firms, and will revise the Company’s proxy voting policies and procedures as necessary.

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Recordkeeping

The following records will be kept by the Company:

1.	a copy of the Policy

2.	a copy of each proxy statement received with respect to client portfolio securities

3.	a record of each proxy vote cast by the Company on behalf of a client

4.	a copy of any document prepared by the Company that was material to the proxy voting decision

5.	a copy of each written client request for information regarding how the Company voted proxies on behalf of clients and any written response by the Company to any client requests
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RIVER ROAD ASSET MANAGEMENT, LLC

UPDATED AUGUST 1, 2020

Proxy Voting

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. River Road, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for client securities consistent with the best economic interests of the clients. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for establishing voting guidelines and reviewing proxy related issues. River Road’s Compliance Department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

●	provides analysis of proxy proposals,
●	tracks and receives proxies for which River Road clients are entitled to vote,
●	votes the proxies as directed by River Road; and,
●	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If the Glass Lewis/River Road policy recommendation and the management recommendation for all votes on a ballot are the same, the Compliance Department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation. If the Glass Lewis/River Road policy recommendation and management recommendation are different for a particular vote, an investment team member (in consultation with the portfolio manager) is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy. Where the investment team member decides to vote differently from the Glass Lewis/River Road policy recommendation, they must document the rationale and prior approval of the Compliance Department is obtained.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.	documenting the potential conflict of interest;
ii.	obtaining the prior approval of a Co-Chief Investment Officer and the Chief Compliance Officer;
iii.	obtaining Proxy Voting Policy Committee review or approval;
iv.	deferring to the voting recommendation of a third party;
v.	voting pursuant to client direction (following disclosure of the conflict);
vi.	abstaining from voting;
vii.	voting reflectively (in the same proportion and manner as other shareholders); or,
viii.	taking such other action as necessary to protect the interests of clients.
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Schroder Investment management North America Inc. and Schroder Investment Management North American Ltd.

Proxy Voting Summary

SIMNA Inc. treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems most likely to protect and enhance the longer-term value of the security as an asset to the account.

SIMNA Inc. has a Proxy Committee consisting of investment professionals and other officers which is responsible for ensuring compliance with its proxy voting policy. That committee includes input from all offices including affiliated advisers. The actual voting of proxies is carried out by Schroder Investment Management Ltd., the UK affiliate of SIMNA Inc. When voting proxies, SIMNA Inc. and its affiliates follow the Environmental, Social and Governance Policy (the “Policy”). The Policy sets forth positions on recurring issues and criteria for addressing nonrecurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy are documented.

SIMNA Inc. uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. SIMNA Inc. bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between SIMNA Inc.’s interests and those of its clients. Those conflicts are managed in accordance with the procedures set out in the Policy.

If SIMNA Inc. receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the Global Head of Equities. The proxy will be voted as follows:

●	If a proposal or aspect of the meeting business is specifically addressed by the Policy, SIMNA Inc. will vote or act in accordance with the Policy unless it considers it is in the best interests of clients to depart from the Policy. In that case or if the proposal or meeting business is not specifically covered by the Policy, SIMNA Inc. may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against its own interest in the matter
●	If SIMNA Inc. believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA Inc. will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of the firm’s proxy voting processing and research service); or (b) obtain approval of the decision from the SIMNA Inc.’s Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by SIMNA Inc. If the third-party recommendation is unavailable, the firm will not vote.
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Veritas Asset Management LLP

Global Strategy Voting Policy

Veritas Asset Management LLP (“Veritas”) has a commitment to evaluate and vote proxy resolutions in the best interests of our clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where the matter to be voted upon will materially affect shareholder value.

Governance of a company is key to Environmental and Social risk factors. A well-run business with management focused on long term risks and challenges that deploys its capital accordingly, is most likely to meet the Veritas quality characteristics sought from each investment. Where a company deviates once an investment is made, voting is one method that can be used to challenge management. It is often utilized alongside engagement.

Areas considered

1.	Accountability and Transparency

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit and compensation committees be comprised of independent directors. Generally speaking, we would prefer the separation of Chairman and Chief Executive Officer (“CEO”) positions but this would be reviewed on a case-by-case basis.

When meeting management we focus on their long-term vision and how capital is deployed. We seek long term, predictable and sustainable businesses. A company that is dominant today, is not guaranteed future success if its management does not address the future risks and have incentives that are aligned with long term shareholders.

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is very important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

2.	Alignment

(a)	Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long-term shareholders. The Key Performance Indicators (KPI’s) should focus on longer time periods which means management not only focus on short term risks but where relevant environmental and social risks.

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(b)	Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally, we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

(c)	Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Good quality sustainable companies will move quickly to address data protection issues, reduce carbon emissions, understand the need for lower drug pricing etc., and identify potential in becoming part of the solution to a growing problem. Companies that do not adjust where necessary become disrupted and the predictability of cash flows is significantly reduced.

Environmental, Social and Governance (“ESG”) - Red Line Voting

The Red Line initiative was developed by the Association of Member Nominated Trustees (“AMNT”) to enable pension schemes to take a more active ownership role. Whilst segregated clients own the underlying equity and can direct managers on how to vote, pooled fund investors own units in an underlying fund making it difficult to direct voting. The AMNT developed a set of Red Lines which are voting instructions covering a wide range of environmental, social and governance issues. The environmental Red Lines are in furtherance of the UN Global Compact and were formulated with substantial advice from CDP (formerly the Carbon Disclosure Project). The social Red Lines are in furtherance of the UN Global Compact and the Financial Reporting Council’s UK Corporate Governance Code. The governance Red Lines were developed after studying the voting and engagement policies of the AMNT’s largest pension schemes and basing the Red Lines on the consensus. If one of the 37 Red Lines is breached, the Manager votes in accordance with the Red Line (usually against management) or explains why it has not done so (‘comply or explain’).

Veritas Global application

We understand and agree with the principles behind the AMNT initiative. Investment Managers are the stewards of client capital and all shareholders have a right to direct their Manager on how to vote. The Red Lines are not blunt instructions that the Manager must adhere to. Rather, should a manager decide not to vote in accordance with what might look like a breach of the company’s fiduciary duty, then a detailed explanation would be required.

The Red Lines acknowledge the importance of Governance in ESG. The majority of Red Lines relate back to management and how the business is being run. Whilst some Red Lines may arguably be too aggressive, they provide an opportunity to help educate clients as to why Veritas may think differently on a particular issue.

As an example of Red Line application, voting against senior management for not having a climate change committee is more relevant where the company is a significant carbon producer and needs to do something about it as opposed to one that produces very little carbon and perhaps needs to focus more on data protection. Here we may choose to vote with management and highlight to them areas in which they could improve. Indeed, we have a policy to engage with those companies in which we are invested on behalf of clients, that do not disclose their carbon output and / or have climate policies in place.

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The shortfall for a Global Equity Manager like Veritas is that the Red Lines were designed to be applied to UK Equities only. Due to this and our strong belief to vote all resolutions irrespective of where the company is listed, we have instructed Institutional Shareholder Services (“ISS”) to apply (where applicable) the Red Lines globally to all of our funds. We also apply these rules across all Segregated Global Equity mandates where the client has not elected to vote themselves.

Voting Integral to the Investment process

Veritas runs concentrated portfolios. Typically, we look for 25-40 stocks that will achieve a real-return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy high quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as ISS, AMNT Red Lines, and even questions raised by clients who use proxy firms like Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

There have been cases where resolutions brought against management by shareholders for good reason have failed simply because third party proxy firms have recommended voting against the resolution and with management. Veritas maintains independence of decision based on detailed knowledge of the company.

Voting on key issues is rarely done in isolation and is often a follow up post engaging with management. A decision to vote in favour of management could be conditional to implementing a course of action e.g. introducing more Non-Executive Directors within a set time period or adjusting a Long-Term Incentive Plan.

An integral part of the investment process is rating management on a number of criteria relating to sustainability/ vision/ cash deployment. Any drift in the rating will trigger a review of the position and potential engagement/ voting activity.

Reporting

Reporting is becoming increasingly important. It is clear clients wish to understand the rationale for portfolio positioning and for any necessary engagement / voting on controversial issues. Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management.

We also have a separate voting section relating specifically to the ESG Red Lines. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached, we will either vote against management or explain why we have not done so.

This together with details on any engagement with a company in our quarterly reports, ensures our clients remain well informed.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations Team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (“COO”) is to monitor the effectiveness of these policies.

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Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavors basis. The AMNT Red Line Voting Policy contains 37 guidelines covering topics associated with ESG. Should any of the 37 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Veritas Accountability

Veritas is a signatory to the UN Principles for Responsible Investment (“UN PRI”) and fulfils the reporting requirements that being a PRI signatory entails, in the form of the annual Transparency Report which is available on the PRI website (www.unpri.org). Veritas endorses the initiatives Task Force on Climate-related Financial Disclosures (“TCFD”) and Transition Pathway Initiative (“TPI”). The bodies encourage disclosure on areas related to climate change, in a standardised format, which is comparable across company and sector. The firm is rated Tier 1 by the Financial Reporting Council (“FRC”) for adherence to the UK Stewardship Code and we also have a seat on the UK Investment Association Sustainability and Responsible Investment Committee.

Conflicts of Interest

We believe that as we are a privately owned, independently run partnership, and as our only business activity is asset management; we do not encounter some of the conflicts faced by larger financial services companies. Notwithstanding this, we still ensure that we have a robust conflicts of interest policy which clearly sets out how we identify, consider, mitigate, manage, disclose and record all conflicts, ensuring they are dealt with in a manner that is not prejudicial to any of our clients.

We seek to act in the best interests of all clients when considering proxy voting. Conflicts of interest may arise from time to time, such as voting on matters affecting an investee company, whose pension scheme may be one of our clients1, or where our clients are shareholders in two companies involved in both sides of a deal or dispute.

On a monthly basis, the ESG team at Veritas, reconciles the firm’s list of investee companies against its client list in the CRM system. If no conflicts are identified, the Compliance team will be advised of a nil report. In the event that a conflict is identified, the Compliance team will be notified, and the item will be logged in the conflicts of interest register, along with the date of the next AGM or EGM for the investee company (if available). Notification of the conflict will also be provided to the Operations team and the Investment team who will be instructed to abstain from voting until informed otherwise.

The ESG team provide ongoing monitoring to ensure that the conflicts of interest register is kept up to date, with the deletion or addition of any conflicts as necessary, and the relevant teams will be notified of any changes to ensure that voting is carried out in accordance with this policy. The Management Committee oversees this process and are informed of any amendments to the conflicts of interest register.

__________________________

1 Excludes investments that are not held in the legal name of the underlying client and investments made via third party platforms.

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For further information please contact:

esg@vamllp.com

Veritas Asset Management LLP,

1 Smart’s Place,

London,

WC2B 5LW

http://www.vamllp.com/

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Manulife Investment Management global proxy voting policy and procedures

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Manulife Investment Management global proxy voting policy and procedures

Executive summary

Each investment team at Manulife Investment Management (Manulife IM)1 is responsible for investing in line with its investment philosophy and clients’ objectives. Manulife IM’s approach to proxy voting aligns with its organizational structure and encourages best practices in governance and management of environmental and social risks and opportunities. Manulife IM has adopted and implemented proxy voting policies and procedures to ensure that proxies are voted in the best interests of its clients for whom it has proxy voting authority.

This global proxy voting policy and procedures (policy) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which an advisory affiliate operates, additional procedures specific to that affiliate may be implemented to ensure compliance, where applicable. The policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time to time as facts and circumstances dictate.

Statement of policy

•	The right to vote is a basic component of share ownership and is an important control mechanism to ensure that a company is managed in the best interests of its shareholders. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has a fiduciary duty to exercise voting rights responsibly.

•	Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, it will seek to ensure proxies are received and voted in the best interests of the client with a view to maximize the economic value of their equity securities unless it determines that it is in the best interests of the client to refrain from voting a given proxy.

•	If there is any potential material proxy-related conflict of interest between Manulife IM and its clients, identification and resolution processes are in place to provide for determination in the best interests of the client.

•	Manulife IM will disclose information about its proxy voting policies and procedures to its clients.

•	Manulife IM will maintain certain records relating to proxy voting.

1 Manulife Investment Management is the unified global brand for Manulife’s global wealth and asset management business, which serves individual investors and institutional clients in three businesses: retirement, retail, and institutional asset management (Public markets and private markets).

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Manulife Investment Management global proxy voting policy and procedures

Philosophy on sustainable investing

Manulife IM’s commitment to sustainable investment2 is focused on protecting and enhancing the value of our clients’ investments and, as active owners in the companies in which we invest, we believe that voting at shareholder meetings can contribute to the long-term sustainability of our investee companies. Manulife IM will seek to exercise the rights and responsibilities associated with equity ownership, on behalf of its clients, with a focus on maximizing long-term shareholder returns, as well as enhancing and improving the operating strength of the companies to create sustainable value for shareholders.

Manulife IM invests in a wide range of securities across the globe, ranging from large multinationals to smaller early-stage companies, and from well-developed markets to emerging and frontier markets. Expectations of those companies vary by market to reflect local standards, regulations, and laws. Manulife IM believes, however, that successful companies across regions are generally better positioned over the long term if they have:

•	Robust oversight, including a strong and effective board with independent and objective leaders working on behalf of shareholders;

•	Mechanisms to mitigate risk such as effective internal controls, board expertise covering a firm’s unique risk profile, and routine use of key performance indicators to measure and assess long-term risks;

•	A management team aligned with shareholders through remuneration structures that incentivize long- term performance through the judicious and sustainable stewardship of company resources;

•	Transparent and thorough reporting of the components of the business that are most significant to shareholders and stakeholders with focus on the firm’s long-term success; and

•	Management focused on all forms of capital, including environmental, social, and human capital.

The Manulife Investment Management voting principles (voting principles) outlined in Appendix B provide guidance for our voting decisions. An active decision to invest in a firm reflects a positive conviction in the investee company and we generally expect to be supportive of management for that reason. Manulife IM may seek to challenge management’s recommendations, however, if they contravene these voting principles or Manulife IM otherwise determines that doing so is in the best interest of its clients.

Manulife IM also regularly engages with boards and management on environmental, social, or corporate governance issues consistent with the principles stipulated in our sustainable investing statement and our ESG

2 Further information on Sustainable Investing at Manulife IM can be found at manulifeim.com/institutional.

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Manulife Investment Management global proxy voting policy and procedures engagement policy. Manulife IM may, through these engagements, request certain changes of the portfolio company to mitigate risks or maximize opportunities. In the context of preparing for a shareholder meeting, Manulife IM will review progress on requested changes for those companies engaged. In an instance where Manulife IM determines that the issuer has not made sufficient improvements on an issue, then we may take voting action to demonstrate our concerns.

In rare circumstances, Manulife IM may consider filing, or co-filing, a shareholder resolution at an investee company. This may occur where our team has engaged with management regarding a material sustainability risk or opportunity, and where we determine that the company has not made satisfactory progress on the matter within a reasonable time period. Any such decision will be in the sole discretion of Manulife IM and acted on where we believe filing, or co-filing, a proposal is in the best interests of our clients.

Manulife IM may also divest of holdings in a company where portfolio managers are dissatisfied with company financial performance, strategic direction, and/or management of material sustainability risks or opportunities.

Procedures

Receipt of ballots and proxy materials

Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.

Voting proxies

Manulife IM has adopted the voting principles contained in Appendix B of this policy.

Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, and to provide relevant and timely proxy voting research to inform our voting decisions. Through this process, the proxy voting services provider populates initial recommended voting decisions that are aligned with the Manulife IM voting principles outlined in Appendix B. These voting recommendations are then submitted, processed, and ultimately tabulated. Manulife IM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted, based on Manulife IM’s assessment of each situation. As Manulife IM reviews voting recommendations and decisions, as articulated below, Manulife IM will often change voting instructions based on those reviews. Manulife IM periodically reviews the detailed policies created by the proxy voting service provider to ensure consistency with our voting principles, to the extent this is possible.

Manulife IM also has procedures in place to review additional materials submitted by issuers often in response to voting recommendations made by proxy voting service providers. Manulife IM will review additional materials related to proxy voting decisions in those situations where Manulife IM becomes aware of those additional materials, is considering voting contrary to management, and where Manulife IM owns 2% or more of the subject issuer as aggregated across the funds.

Portfolio managers actively review voting options and make voting decisions for their holdings. Where Manulife IM holds a significant ownership position in an issuer, the rationale for a portfolio manager’s voting decision is specifically recorded,

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Manulife Investment Management global proxy voting policy and procedures including whether the vote cast aligns with the recommendations of the proxy voting services provider or has been voted differently. A significant ownership position in an investment is defined as those cases where Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts.

The Manulife IM ESG research and integration team (ESG team) is an important resource for portfolio management teams on proxy matters. This team provides advice on specific proxy votes for individual issuers if needed. ESG team advice is supplemental to the research and recommendations provided by our proxy voting services provider. In particular, ESG analysts actively review voting resolutions for companies in which:

•	Manulife IM’s aggregated holdings across all client accounts represent 2% or greater of issued capital;

•	A meeting agenda includes shareholder resolutions related to environmental and social risk management issues, or where the subject of a shareholder resolution is deemed to be material to our investment decision; or

Manulife IM may also review voting resolutions for issuers where an investment team engaged with the firm within the previous two years to seek a change in behavior.

After review, the ESG team may provide research and advice to investment staff in line with the voting principles.

Manulife IM also has an internal proxy voting working group (working group) comprising senior managers from across Manulife IM including the equity investment team, legal, compliance, and the ESG team. The working Group operates under the auspices of the Manulife IM Public Markets Sustainable Investing Committee. The Working group regularly meets to review and discuss voting decisions on shareholder proposals or instances where a portfolio manager recommends a vote different than the recommendation of the proxy voting services provider.

Manulife IM clients retain the authority and may choose to lend shareholdings. Manulife IM, however, generally retains the ability to restrict shares from being lent and to recall shares on loan in order to preserve proxy voting rights. Manulife IM is focused in particular on preserving voting rights for issuers where funds hold 2% or more of an issuer as aggregated across funds. Manulife IM has a process in place to systematically restrict and recall shares on a best efforts basis for those issuers where we own an aggregate of 2% or more.

Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife IM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

•	Costs associated with voting the proxy exceed the expected benefits to clients;

•	Underlying securities have been lent out pursuant to a client’s securities lending program and have not been subject to recall;

•	Short notice of a shareholder meeting;

•	Requirements to vote proxies in person;

•	Restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;

•	Restrictions on the sale of securities in proximity to the shareholder meeting (i.e., share blocking);

•	Requirements to disclose commercially sensitive information that may be made public (i.e., reregistration);

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Manulife Investment Management global proxy voting policy and procedures

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

•	The inability of a client’s custodian to forward and process proxies electronically.

If a Manulife IM portfolio manager believes it is in the best interest of a client to vote proxies in a manner inconsistent with the policy, the portfolio manager will submit new voting instructions to a member of the ESG team with rationale for the new instructions. The ESG team will then support the portfolio manager in developing voting decision rationale that aligns with this policy and the voting principles. The ESG team will then submit the vote change to the working group. The working group will review the change and ensure that the rationale is sound, and the decision will promote the long-term success of the issuer.

On occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting service provider. Portfolio managers responsible for the proxy votes will provide voting recommendations to the ESG team, and those items may be escalated to the working group for review to ensure that the voting decision rationale is sound, and the decision will promote the long-term success of the issuer. the Manulife IM proxy operations team will be notified of the voting decisions and execute the votes accordingly.

Manulife IM does not engage in the practice of “empty voting” (a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife IM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions).

Engagement of the proxy voting service provider

Manulife IM has contracted with a third-party proxy service provider to assist with the proxy voting process. Except in instances where a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy service provider.

Manulife IM has engaged its proxy voting service provider to:

•	Research and make voting recommendations;

•	Ensure proxies are voted and submitted in a timely manner;

•	Provide alerts when issuers file additional materials related to proxy voting matters;

•	Perform other administrative functions of proxy voting;

•	Maintain records of proxy statements and provide copies of such proxy statements promptly upon request;

•	Maintain records of votes cast; and

•	Provide recommendations with respect to proxy voting matters in general.

Scope of proxy voting authority

Manulife IM and our clients shape the proxy voting relationship by agreement provided there is full and fair disclosure and informed consent. Manulife IM may agree with clients to other proxy voting arrangements in which Manulife IM does not assume proxy voting responsibility or will only vote in limited circumstances.3

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Manulife Investment Management global proxy voting policy and procedures

While the application of our fiduciary duty in the context of proxy voting will vary with the scope of the voting authority we assume, we acknowledge the relationship in all cases remains that of a fiduciary to the client. Beyond the general discretion retained by Manulife IM to withhold from voting as outlined above, Manulife IM may enter a specific agreement with a client not to exercise voting authority on certain matters where the cost of voting would be high or the benefit to the client would be low.

Disclosure of proxy votes

Manulife IM may inform company management of our voting intentions ahead of casting the vote. This is in line with Manulife IM’s objective to provide the opportunity for companies to better understand our investment process, policies, and objectives.

We will not intentionally disclose to anyone else, including other investors, our voting intention prior to casting the vote.

Manulife IM keeps records of proxy voting available for inspection by clients, regulatory authorities, or government agencies.

Manulife IM quarterly discloses voting records aggregated across funds.4

Conflicts of interest

Manulife IM has an established infrastructure designed to identify conflicts of interest throughout all aspects of the business. Proxy voting proposals may raise conflicts between the interests of Manulife IM’s clients and the interests of Manulife IM, its affiliates, or employees. Apparent conflicts are reviewed by the working group to

3 We acknowledge SEC guidance on this issue from August 2019, which lists several nonexhaustive examples of possible voting arrangements between the client and investment advisor, including (i) an agreement with the client to exercise voting authority pursuant to specific parameters designed to serve the client’s best interest; (ii) an agreement with the client to vote in favor of all proposals made by particular shareholder proponents; or (iii) an agreement with the client to vote in accordance with the voting recommendations of management of the issuer. All such arrangements could be subject to conditions depending on instruction from the client.

4 Manulife IM aggregated voting records are available through this site manulifeim.com/institutional/us/en/sustainability

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Manulife Investment Management global proxy voting policy and procedures determine whether there is a conflict of interest and, if so, whether the conflict is material. Manulife IM shall consider any of the following circumstances a potential material conflict of interest:

•	Manulife IM has a business relationship or potential relationship with the issuer;

•	Manulife IM has a business relationship with the proponent of the proxy proposal; or

•	Manulife IM members, employees, or consultants have a personal or other business relationship with managers of the business such as top-level executives, corporate directors, or director candidates.

In addressing any such potential material conflict, Manulife IM will seek to ensure proxy votes are cast in the advisory client’s best interests and are not affected by Manulife IM’s potential conflict. In the event a potential material conflict of interest exists, the working group or its designee will either (i) review the proxy voting decisions to ensure robust rationale, that the voting decision will protect or enhance shareholder value over the long term, and is in line with the best interest of the client; (ii) vote such proxy according to the specific recommendation of the proxy voting services provider; (iii) abstain; or (iv) request the client vote such proxy. The basis for the voting decision, including the process for the determination of the decision that is in the best interests of the client, is recorded.

Voting shares of Manulife Financial Corporation

Manulife Financial Corporation (MFC) is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC share investment policy outlines the limited circumstances in which MFC or its subsidiaries may, or may not, invest or hold shares in MFC on behalf of MFC or its subsidiaries.5

The MFC share investment policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.6 Such investing may be restricted, however, by specific client guidelines, other Manulife policies, or other applicable laws.

Where Manulife IM is charged with voting MFC shares, we will execute votes in proportion with all other shareholders (i.e., proportional or echo vote). This is intended to neutralize the effect of our vote on the meeting outcome.

Policy responsibility and oversight

The working group oversees and monitors the policy and Manulife IM’s proxy voting function. The working group is responsible for reviewing regular reports, potential conflicts of interest, vote changes, and nonroutine proxy voting items. The working group also oversees the third-party proxy voting service provider. The working group

5 This includes general funds, affiliated segregated funds or separate accounts, and affiliated mutual / pooled funds.

6 This includes assets managed or advised for unaffiliated third parties, such as unaffiliated mutual/pooled funds and unaffiliated institutional advisory portfolios.

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will meet at least monthly and report to the Manulife IM public markets sustainable investing committee and, where requested, the Manulife IM operating committee.

Manulife IM’s proxy operations team is responsible for the daily administration of the proxy voting process for all Manulife IM operations that have contracted with a third-party proxy voting services provider. Significant proxy voting issues identified by Manulife IM’s proxy operations team are escalated to the chief compliance officer or its designee, and the working group.

The working group is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:

Annual due diligence: Manulife IM conducts an annual due diligence review of the proxy voting research service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. Manulife IM also reviews the provider’s capabilities to meet Manulife IM’s requirements, including reporting competencies; the adequacy and quality of the proxy advisory firm’s staffing and personnel; the quality and accuracy of sources of data and information; the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.

Regular Updates: Manulife also requests that the proxy voting research service provider deliver updates regarding any business changes that alter that firm’s ability to provide independent proxy voting advice and services aligned with our policies.

Additional oversight in process: Manulife IM has additional control mechanisms built into the proxy voting process to act as checks on the service provider and ensure that decisions are made in the best interest of our clients. These mechanisms include:

•	Sampling prepopulated votes: Where we use a third-party research provider for either voting recommendations or voting execution (or both), we may assess prepopulated votes shown on the vendor’s electronic voting platform before such votes are cast to ensure alignment with the voting principles.

•	Decision scrutiny from the working group: Where our voting policies and procedures do not address how to vote on a particular matter, or where the matter is highly contested or controversial (e.g., major acquisitions involving takeovers or contested director elections where a shareholder has proposed its own slate of directors), review by the working group may be necessary or appropriate to ensure votes cast on behalf of its client are cast in the client’s best interest.

Recordkeeping and reporting

Manulife IM provides clients with a copy of the voting policy on request and it is also available on our website at manulifeim.com/institutional. Manulife IM describes its proxy voting procedures to its clients in the relevant or required disclosure document and discloses to its clients the process to obtain information on how Manulife IM voted that client’s

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proxies.

Manulife IM keeps records of proxy voting activities and those records include proxy voting policies and procedures, records of votes cast on behalf of clients, records of client requests for proxy voting information; and any documents generated in making a vote decision. These documents are available for inspection by clients, regulatory authorities, or government agencies.

Manulife IM discloses voting records on its website and those records are updated on a quarterly basis. The voting records generally reflect the voting decisions made for retail, institutional and other client funds in the aggregate.

Policy amendments and exceptions

This policy is subject to periodic review by the proxy voting working group. The working group may suggest amendments to this policy and any such amendments must be approved by the Manulife IM public markets sustainable investing committee and the Manulife IM operating committee.

Any deviation from this policy will only be permitted with the prior approval of the chief investment officer or chief administrative officer (or their designee), with the counsel of the chief compliance officer/general counsel.

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Manulife Investment Management global proxy voting policy and procedures

Appendix A. Manulife IM advisory affiliates in scope of policy and investment management business only.

Manulife Investment Management Limited

Manulife Investment Management (North America) Limited

Manulife Investment Management (Hong Kong) Limited

PT Manulife Aset Manajemen Indonesia*

Manulife Investment Management (Japan) Limited Manulife

Investment Management (Malaysia) Bhd. Manulife Investment

Management and Trust Corporation

Manulife Investment Management (Singapore) Pte. Ltd.

Manulife IM (Switzerland) LLC

Manulife Investment Management (Taiwan) Co., Ltd.*

Manulife Investment Management (Europe) Limited Manulife Investment Management (US) LLC

Manulife Investment Fund Management (Vietnam) Company Limited*

*By reason of certain local regulations and laws with respect to voting, for example, manual/physical voting processes or the absence of a third-party proxy voting service provider for those jurisdictions, Manulife Investment Fund Management (Vietnam) Company Limited, and PT Manulife Aset Manajemen Indonesia do not engage a third-party service provider to assist in their proxy voting processes. Manulife Investment Management (Taiwan) Co., Ltd. Uses the third-party proxy voting service provider to execute votes for non-Taiwanese entities only.

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Manulife Investment Management global proxy voting policy and procedures

Appendix B. Manulife IM voting principles

Manulife IM believes that strong management of all forms of corporate capital, whether financial, social, or environmental will mitigate risks, create opportunities, and drive value over the long term. Manulife IM reviews and considers environmental, social, and corporate governance risks and opportunities in our investment decisions. Once invested, Manulife IM continues our oversight through active ownership, which includes portfolio company engagement and proxy voting of underlying shares. We believe proxy voting is a vital component of this continued oversight as it provides a voice for minority shareholders regarding management actions.

Manulife IM has developed some key principles that generally drive our proxy voting decisions and engagements. We believe these principles preserve value and generally lead to outcomes that drive positive firm performance. These principles dictate our voting on issues ranging from director elections and executive compensation to the preservation of shareholder rights and stewardship of environmental and social capital. Manulife IM also adopts positions on certain sustainability topics and these voting principles should be read in conjunction with those position statements. Currently, we have a climate change statement and an executive compensation statement that also help guide proxy voting decisions on those matters. The facts and circumstances of each issuer are unique, and Manulife IM may deviate from these principles where we believe doing so will preserve or create value over the long term. These principles also do not address the specific content of all proposals voted around the globe, but provide a general lens of value preservation, value creation, risk management, and protection of shareholder rights through which Manulife IM analyzes all voting matters.

I.	Boards and directors: Manulife IM generally use the following principles to review proposals covering director elections and board structure in the belief that they encourage engaged and accountable leadership of a firm.

a.	Board independence: The most effective boards are composed of directors with a diverse skill set that can provide an objective view of the business, oversee management, and make decisions in the best interest of the shareholder body at large. To create and preserve this voice, boards should have a significant number of nonexecutive, independent directors. The actual number of independent directors can vary by market and Manulife IM accounts for these differences when reviewing the independence of the board. Ideally, however, there is an independent majority among directors at a given firm.

b.	Committee independence: Manulife IM also prefers that key board committees are composed of independent directors. Specifically, the audit, nomination, and compensation committees should generally be entirely or majority composed of independent directors.

c.	Attendance: A core part of a director’s duties is to remain an engaged and productive participant at board and committee meetings. Directors should, therefore, attend at least 75% of board and committee meetings in the aggregate over the course of a calendar year.

d.	Diversity: In line with the principles expressed in relation to board of independence above, Manulife IM believes boards with strong gender representation are better equipped to manage risks and oversee

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business resilience over the long term compared to firms with low gender balance. Manulife IM generally expects boards to have at least one woman on the board and encourages companies to aspire to a higher balance of gender representation. Manulife IM also may hold boards in certain markets to a higher standard as market requirements and expectations change. In Canada, Europe, the United Kingdom, and Ireland, for example, we encourage boards to achieve at least one-third female representation. We generally encourage boards to achieve racial and ethnic diversity among their members. We may, in the future, hold nomination committee chairs accountable where the board does not appear to have racial or ethnically diverse members.

e.	Classified/staggered boards: Manulife IM prefers that directors be subject to election and reelection on an annual basis. Annual elections operate to hold directors accountable for their actions in a given year in a timely manner. Shareholders should have the ability to voice concerns through a director vote and to potentially remove problematic directors if necessary. Manulife IM generally opposes the creation of classified or staggered director election cycles designed to extend director terms beyond one year. Manulife IM also generally supports proposals to eliminate these structures.

f.	Overboarding: Manulife IM believes directors should limit their outside board seats in order to ensure that they have the time and attention to provide their director role at a firm in question. Generally, this means directors should not sit on more than five public company boards. The role of CEO requires an individual’s significant time and attention. Directors holding the role of CEO at any public firm, therefore, generally should not sit on more than three public company boards inclusive of the firm at which they hold the CEO role.

g.	Independent chair/CEO: Governance failures can occur where a manager has firm control over a board through the combination of the chair/CEO roles. Manulife IM generally supports the separation of the chair/CEO roles as a means to prevent board capture by management. We may evaluate proposals to separate the chair/CEO roles on a case-by-case basis, for example, however, considering such factors as the establishment of a strong lead independent director role or the temporary need for the combination of the CEO/chair roles to help the firm through a leadership transition.

h.	Vote standard: Manulife IM generally supports a vote standard that allows resolutions to pass, or fail, based on a majority voting standard. Manulife IM generally expects companies to adopt a majority vote standard for director elections and supports the elimination of a plurality vote standard except in the case of contested elections.

i.	Contested elections: Where there is a proxy contest or a director’s election is otherwise contested, Manulife IM evaluates the proposals on a case-by-case basis. Consideration is given to firm performance, whether there have been significant failures of oversight and whether the proponent for change makes a compelling case that board turnover will drive firm value.

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j.	Significant and problematic actions or omissions: Manulife IM believes boards should be held accountable to shareholders in instances where there is a significant failure of oversight that has led to a loss of firm value, transparency failure or otherwise curtailed shareholder rights. Manulife IM generally considers withholding from, or voting against, certain directors in these situations. Some examples of actions that might warrant a vote against directors include, but are not limited to, the following:

Failure of oversight: Manulife IM may take action against directors where there has been a significant negative event leading to a loss of shareholder value and stakeholder confidence. A failure may manifest itself in multiple ways, including adverse auditor opinions, material misstatements, failures of leadership and governance, failure to manage ESG risks, environmental or human rights violations, and poor sustainability reporting.

Adoption of anti-takeover mechanism: Boards should generally review takeover offers independently and objectively in consideration of the potential value created or lost for shareholders. Manulife IM generally holds boards accountable when they create or prolong certain mechanisms, bylaws or article amendments that act to frustrate genuine offers that may lead to value creation for shareholders. These can include poison pills; classes of shares with differential voting rights; classified, or staggered, board structures; and unilateral bylaw amendments and supermajority voting provisions.

Problematic executive compensation practices: Manulife IM encourages companies to adopt best practices for executive compensation in the markets in which they operate. Generally, this means that pay should be aligned with performance. Manulife IM may hold directors accountable where this alignment is not robust. We may also hold boards accountable where they have not adequately responded to shareholder votes against a previous proposal on remuneration or have adopted problematic agreements or practices (e.g., golden parachutes, repricing of options).

Bylaw/article adoption and amendments: Shareholders should have the ability to vote on any change to company articles or bylaws that will materially change their rights as shareholders. Any amendments should require only a majority of votes to pass. Manulife IM will generally hold directors accountable where a board has amended or adopted bylaw and/or article provisions that significantly curtail shareholder rights.

Engagement responsiveness: Manulife IM regularly engages with issuers to discuss ESG risks and opportunities and may request changes from firms during these discussions. Manulife IM may vote against certain directors where we have engaged with an issuer and requested certain changes, but the firm has not made sufficient progress on those matters.

II.	Environmental and social proposals: Manulife IM expects its portfolio companies to manage material environmental and social issues affecting their businesses, whether risks or opportunities, with a view towards long-term value preservation and creation.[7] Manulife IM expects firms to identify material environmental and social risks and opportunities specific to their businesses, to develop strategies to manage those matters, and to provide meaningful, substantive reporting while demonstrating progress year over year against their management

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plans. Proposals touching on management of risks and opportunities related to environmental and social issues are often put forth as shareholder proposals but can be proposed by management as well. Manulife IM generally supports shareholder proposals that request greater transparency or adherence to internationally recognized standards and principles regarding material environmental and social risks and opportunities.

a.	The magnitude of the risk/opportunity: Manulife IM evaluates the level of materiality of a certain environmental or social issue identified in a proposal as it pertains to the firm’s ability to generate value over the long term. This review includes deliberation of the effect an issue will have on the financial statements and/or the cost of capital.

b.	The firm’s current management of the risk/opportunity: Manulife IM analyzes a firm’s current approach to an issue to determine whether the firm has robust plans, infrastructure, and reporting to mitigate the risk or embrace the opportunity. Recent controversies, litigation, or penalties related to a given risk are also considered.

c.	The firm’s current disclosure framework: Manulife IM expects firms to disclose enough information for shareholders to assess the company’s management of environmental and social risks and opportunities material to the business. Manulife IM may support proposals calling for enhanced firm disclosure regarding environmental and social issues where additional information would help our evaluation of a company’s exposure, and response, to those factors.

d.	Legislative or regulatory action of a risk/opportunity: When reviewing proposals on environmental or social factors, Manulife IM considers whether a given risk or opportunity is

7 For more information on issues generally of interest to our firm, please see the Manulife Investment Management engagement policy, the Manulife Investment Management sustainable investing and sustainability risk statement, and the Manulife Investment Management climate change statement.

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currently addressed by local regulation or law in the markets in which a firm operates and whether those rules are designed to adequately manage an issue. Manulife IM also considers whether a firm should proactively address a matter in anticipation of future legislation or regulation.

e.	Cost to, or disruption of, the business: When reviewing environmental and social proposals, Manulife IM assesses the potential cost of the requested action against the benefit provided to the firm and its shareholders. Particular attention is paid to proposals that request actions that are overly prescriptive on management or that request a firm exit markets or operations that are essential to its business.

III.	Shareholder rights: Manulife IM generally supports management or shareholder proposals that protect, or improve, shareholder rights and opposes proposals that remove, or curtail, existing rights.

a.	Shareholder rights plans (poison pills): Manulife IM generally opposes mechanisms intended to frustrate genuine takeover offers. Manulife IM may, however, support shareholder rights plans where the plan has a trigger of 20% ownership or more and will expire in three years or less. In conjunction with these requirements, Manulife IM evaluates the company’s strategic rationale for adopting the poison pill.

b.	Supermajority voting: Shareholders should have the ability to direct change at a firm based on a majority vote. Manulife IM generally opposes the creation, or continuation, of any bylaw, charter, or article provisions that require approval of more than a majority of shareholders for amendment of those documents. Manulife IM may consider supporting such a standard where the supermajority requirement is intended to protect minority shareholders.

c.	Proxy access: Manulife IM believes that shareholders have a right to appoint representatives to the board that best protect their interests. The power to propose nominees without holding a proxy contest is a way to protect that right and is potentially less costly to management and shareholders. Accordingly, Manulife IM generally supports creation of a proxy access right (or similar power at non-U.S. firms) provided there are reasonable thresholds of ownership and a reasonable number of shareholders can aggregate ownership to meet those thresholds.

d.	Written consent: Written consent provides shareholders the power to formally demand board action outside of the context of an annual general meeting. Shareholders can use written consent as a nimble method of holding boards accountable. Manulife IM generally supports the right of written consent so long as that right is reasonably tailored to reflect the will of a majority of shareholders. Manulife IM may not support such a right, however, where there is a holder with a significant, or controlling, stake. Manulife IM evaluates the substance of any written actual consent proposal in line with these principles.

e.	Right to call a special meeting: Manulife IM is generally supportive of the shareholder right to call a special meeting. This right allows shareholders to quickly respond to events that can significantly affect firm value. Manulife IM believes that a 10% ownership threshold to call a special meeting

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reasonably protects this shareholder right while reducing the possibility of undue distraction for management.

IV.	Executive compensation: Manulife IM encourages companies to align executive incentives with shareholder interests when designing executive compensation plans. Companies should provide shareholders with transparent, comprehensive, and substantive disclosure regarding executive compensation that aids shareholder assessment of the alignment between executive pay and firm performance. Companies should also have the flexibility to design remuneration programs that fit a firm’s business model, business sector and industry, and overall corporate strategy. No one template of executive remuneration can fit all companies.

a.	Advisory votes on executive compensation: While acknowledging that there is no singular model for executive compensation, Manulife IM closely scrutinizes companies that have certain concerning practices which may include:

i.	Misalignment between pay and company performance: Pay should generally move in tandem with corporate performance. Firms where CEO pay remains flat, or increases, though corporate performance remains down relative to peers, are particularly concerning.

ii.	One-time grants: A firm’s one-time grant to an executive, outside of the normal salary, bonus, and long-term award structure, may be indicative of an overall failure of the board to design an effective remuneration plan. A company should have a robust justification for making grants outside of the normal remuneration framework.

iii.	Significant quantity of nonperformance-based pay: Executive pay should generally be weighted more heavily toward performance-based remuneration to create the alignment between pay and performance. Companies should provide a robust explanation for any significant awards made that vest solely based on time or are not otherwise tied to performance.

iv.	Lack of rigor in performance targets: Performance targets should challenge managers to improve corporate performance and outperform peers. Targets should, where applicable, generally align with, or even outpace, guidance; incentivize outperformance against a peer group; and otherwise remain challenging.

v.	Lack of disclosure: Transparency is essential to shareholder analysis and understanding of executive remuneration at a company. Manulife IM expects firms to clearly disclose all major components of remuneration. This includes disclosure of amounts, performance metrics and targets, vesting terms, and pay outcomes.

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vi.	Repricing of options: Resetting the exercise price of outstanding options significantly undermines the incentive nature of the initial option grant. Though a firm may have a strong justification for repricing options, Manulife IM believes that firms should put such decisions to a shareholder vote. Manulife IM may generally oppose an advisory vote on executive compensation where a company has repriced outstanding options for executives without that shareholder approval.

vii.	Adoption of problematic severance agreements (golden parachutes): Manulife IM believes managers should be incentivized to pursue and complete transactions that may benefit shareholders. Severance agreements, if structured appropriately, can provide such inducements. At the same time, however, the significant payment associated with severance agreements could potentially drive managers to pursue transactions at the expense of shareholder value. Manulife IM may generally oppose an executive remuneration proposal where a firm has adopted, or amended, an agreement with an executive that contains an excise tax gross-up provision, permits accelerated vesting of equity upon a change-in-control, allows an executive to unilaterally trigger the severance payment, or pays out in an amount greater than 300% of salary and bonus combined.

V.	Capital structure: Manulife IM believes firms should balance the need to raise capital and encourage investment with the rights and interests of the existing shareholder body. Evaluation of proposals to issue shares, repurchase shares, conduct stock splits, or otherwise restructure capital, is conducted on a case- by-case basis with some specific requests covered here:

a.	Common stock authorization: Requests to increase the pool of shares authorized for issuance are evaluated on a case-by-case basis with consideration given to the size of the current pool, recent use of authorized shares by management, and the company rationale for the proposed increase. Manulife IM also generally supports these increases where the company intends to execute a split of shares or pay a stock dividend.

b.	Reverse stock splits: Manulife IM generally supports proposals for a reverse stock split if the company plans to proportionately reduce the number of shares authorized for issue in order to mitigate against the risk of excessive dilution to our holdings. We may also support these proposals in instances where the firm needs to quickly raise capital in order to continue operations.

c.	Dual class voting structure: Voting power should align with economic interest at a given firm. Manulife IM generally opposes the creation of new classes of stock with differential voting rights and supports the elimination of these structures.

VI.	Corporate transactions and restructurings: Manulife IM reviews mergers, acquisitions, restructurings, and reincorporations on a case-by-case basis through the lens of whether the transaction will create

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shareholder value. Considerations include fairness of the terms, valuation of the event, changes to management and leadership, realization of synergies and efficiencies, and whether the rationale for a strategic shift is compelling.

VII.	Cross shareholding: Cross shareholding is a practice where firms purchase equity shares of business partners, customers, or suppliers in support of those relationships. Manulife IM generally discourages this practice as it locks up firm capital that could be allotted to income-generating investments or otherwise returned to shareholders. Manulife IM will review cross shareholding practices at issuers and we encourage issuers to keep cross shareholdings below 20% of net assets.

VIII.	Audit-related issues: Manulife IM believes that an effective auditor will remain independent and objective in its review of company reporting. Firms should be transparent regarding auditor fees and other services provided by an auditor that may create a conflict of interest. Manulife IM uses the below principles to guide voting decisions related to auditors.

a.	Auditor ratification: Manulife IM generally approves the reappointment of the auditor absent evidence that they have either failed in their duties or appear to have a conflict that may not allow independent and objective oversite of a firm.

b.	Auditor rotation: If Manulife IM believes that the independence and objectivity of an auditor may be impaired at a firm, we may support a proposal requesting a rotation of auditor. Reasons to support the rotation of the auditor can include a significant failure in the audit function and excessive tenure of the auditor at the firm.

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Martingale Asset Management, L.P.

Proxy Voting Policies & Procedures

When given authority to vote proxies, Martingale Asset Management, L.P., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to the ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information and ISS votes our clients’ proxies as directed in their U.S. Proxy Voting Guidelines. ISS maintains records of all proxy votes. A copy of ISS’ voting guidelines is located at pages B-161 through B-210.

Responsibility

A member of the Executive Committee has the responsibility to implement and monitor our proxy voting policy, practices, disclosures, including outlining our voting guidelines in our procedures. Manager of Operations has the responsibility for maintaining proxy voting records and responding to client information requests.

Procedure

Martingale uses an independent proxy voting service provider, ISS Governance Services (ISS), to research, recommend and vote proxies. Martingale reserves the right, and has the ability, to change a vote recommended by ISS if the recommendation is determined not to be in the best interest of the client.

Disclosure

Martingale provides information in its Disclosure Brochure summarizing its proxy voting policy and procedures, including a statement that clients may request information regarding how their proxies were voted. Clients may request a copy of these policies and procedures.

Client Requests for Information

All client requests for information regarding proxy votes or requests for the firm’s policies and procedures received by any employee should be forwarded to the Manager of Operations. In response to any request, the Manager of Operations will ensure that the client receives a written response with the information requested, and if applicable, will include the name of the issuer, the proposal voted upon, and how the client’s proxy was voted with respect to each proposal about which the client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, Martingale will vote proxies in what we believe to be the best interests of the client. Martingale’s policy is to vote all proxies from specific issues the same way for each client, absent client specific restrictions. Clients are permitted to place reasonable restrictions on Martingale’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

A member of the Executive Committee and Compliance will periodically review ISS report selections for consistency with the voting guidelines and accurate number of shares voted.

Conflicts of Interest

Martingale recognizes that, under certain circumstances, a conflict may arise in voting proxies on behalf of clients. As is our Policy, these proxies will be voted consistent with the recommendation of ISS, provided that Martingale believes that such a vote is consistent with the best interest of the clients. Martingale will maintain a record of the voting resolution of any conflict of interest. ISS has disclosed their policies, procedures and practices regarding their potential conflicts of interest.

Recordkeeping

The Manager of Operations shall retain or cause to be retained the following proxy records in accordance with the SEC’s five-year retention requirement:

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●	A copy of each written client request for information on how such client’s proxies were voted, and a copy of any written response;
●	These policies and procedures and any amendments; and
●	A record of each vote that was cast.

Martingale performs a due diligence review of ISS that typically includes a comprehensive vendor questionnaire, a due diligence “checklist”, collection of required documentation, and/or meetings or conference calls.

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Ninety One North America, Inc.

Proxy Voting Process

Ninety One recognizes that local best practice codes may differ: although our proxy voting guidelines apply globally, we recognize regional differences. In markets where the codes are still evolving and not yet fully aligned with global best practice, we take this into account. In these markets, we aim to engage actively with policy makers, regulators and stock exchanges, together with other global and local investors, to address the more critical potential shortcomings. Furthermore, we consider the size and maturity of each individual business, and if deemed appropriate, we may take a more pragmatic approach while remaining actively engaged. The overall proxy voting guidelines rest within our broader stewardship policy framework. They focus on the following five principles whereby Ninety One:

1. Will disclose how it discharges its stewardship duties through publicly available policies and reporting.

2. Will address the internal governance of effective stewardship, including conflicts of interest and potential obstacles.

3. Will support a long-term investment perspective by integrating, engaging, escalating and monitoring material Environmental, Social and Governance (ESG) issues.

4. Will exercise its ownership rights responsibly, including engagement and voting rights.

5. Is, where appropriate, willing to act alongside other investors.

The voting guidelines in this document apply across all our holdings as allowed by legal arrangements. Some clients may have their own policy which differs from that of Ninety One. In this situation, clients are expected to opt out of Ninety One’s stewardship policy, so that an alternative system can be put in place that accommodates the client’s own guidelines.

We believe that effective shareholder rights are the cornerstone of ownership rights. To be effective, we believe the following are key:

One vote for one share. There should be one vote for one share, since this aligns shareholders’ voting rights with their economic exposure. As such, we defend the equitable treatment of all shareholders, especially minority shareholders. Where different share classes exist, one class should not have superior voting rights with respect to matters that affect the capital of other share classes.

Timely provision of information. A company’s board must ensure the timely release of all material information pertaining to voting issues. While different jurisdictions may vary in terms of record dates and timeframes, we believe that the relevant cut-off dates should allow sufficient time for all shareholders to consider the decision at hand. Critically, the timeframe should allow us to communicate with clients when necessary and carry out engagements where appropriate. Thus, we will actively oppose any resolutions clearly intended to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters.

Easy access to voting. We support voting by way of a poll and believe that votes which ask for a ‘show of hands’ disenfranchise proxy shareholders and those not present at the meeting. We view this as an abrogation of shareholders’ rights. We support the introduction of electronic voting in all markets and the removal of paper and fax-based voting. Moreover, where appropriate we will support the introduction of real-time shareholder meetings, where questions can be publicly raised through web-based links, so long as these arrangements do not remove the opportunity for shareholders to attend in person.

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Clear record taking. We believe that all issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. This includes the prompt online disclosure of vote outcomes, as a percentage of votes cast, and on a per-resolution basis.

Note that Ninety One does not outsource the voting decision to any third party, as we carry out the decision and execution of the vote in house. We use an external proxy research service provider to produce tailored reports. These reports include vote recommendations (not instructions) that arise from applying Ninety One’s voting guidelines. The vote decision is then reached by the relevant investment teams in accordance with the investment philosophy, supported by the Engagement and Voting team. Although highly unusual, investment teams may occasionally vote differently from one another based on their unique strategies. The votes are subsequently instructed electronically via the proxy research service provider’s voting platform.

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PARAMETRIC PORTFOLIO ASSOCIATES LLC

Proxy Voting Policies and Procedures

Last Updated	January 19, 2021
Last Reviewed	January 19, 2021
Applicable Regulatory Requirement	Rule 206(4)-6 under the Investment Advisers Act
Related Policies	Conflicts of Interest
Business Group Owners	Proxy Voting Committee

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf of a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines, attached hereto as Exhibit A. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Proxy Voting Committee (the “Committee”). Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party proxy adviser to administer and vote proxies, it will evaluate its conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Associate Investment Strategist (the “Coordinator”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Investment Strategy personnel are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines (the “Guidelines”). The Director of Responsible Investing (the “Director”) is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisers engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

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●	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

●	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Institutional Shareholder Services (ISS).

●	On a weekly basis, the Coordinator performs a reconciliation of all new accounts to ensure that ISS is receiving the proxy ballots for all client accounts over which Parametric has voting authority. The Coordinator will work with a designated person in CRG with any discrepancies to Parametric’s proxy voting responsibilities are carried out.

Proxy Voting Administration

●	Parametric’s proxy voting is oversighted on a daily basis by the Coordinator, who is a member of Parametric’s Investment Strategy. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines.

●	The Director will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinator with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

●	Parametric utilizes the ISS ProxyExchange platform to manage, track, reconcile and report proxy voting. Parametric relies on this application to ensure that all proxies are received and voted in timely manner.

●	In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinator will consult with the Director to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

●	The Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).

●	In the rare occasions that accounts that do not hold public equities receive ballots, the Operations Team is responsible for monitoring those ballots. The Operations Team may work with the Coordinator or the Portfolio Management team to vote the ballots in the best interest of their holders.

●	The Coordinator also conducts periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with firm policy to ensure that appropriate action was taken and documented. As needed the Coordinator will work with a designated person in CRG that handles proxy voting to reconcile any discrepancies in client accounts.

Proxy Voting Committee

●	Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices.
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●	On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

Proxy Adviser Due Diligence

●	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy adviser, Parametric will exercise due diligence to ensure that it can provide objective research and recommendations. This evaluation will consider the proxy adviser’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts.

●	On an annual basis, Parametric will monitor the performance of the proxy adviser and assess if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of interest

●	The Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Compliance will maintain a List of Potentially Conflicted Companies and provide it to Investment Strategy whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

●	All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Guidelines, the Coordinator will forward the issue to the Director to confirm that the Guidelines do not address the proposal. If confirmed, the Director will escalate the proposal to the Committee.

●	If the Committee determines a material conflict exists and a proposal is not addressed by the Guidelines, it will make a good faith determination as how to vote the proxy (which may include voting abstain on the proposal not covered by the Proxy Voting Guidelines). The Committee will provide appropriate instructions to the Coordinator.

Proxy Voting Disclosure Responsibilities

●	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

●	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees and included in the funds’ annual registration statements.

Solicitations and Information Requests

●	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

●	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.
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●	Parametric will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. Parametric may in any event disclose its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Recordkeeping

Parametric will maintain, in an easily accessible place for a period of seven years, all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

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O’Shaughnessy Asset Management, LLC

Proxy Voting Policy

Rule 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

Registrant has retained the use of third-party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third-party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third-party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM - see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third-party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

OSAM does NOT file any class action lawsuits on behalf of its clients and the client should consult with an attorney of his or her choice with regards to any class action lawsuit filings or contact OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

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Pre-Population of Voting Proxies/Engagement of a Proxy Voting Vendor

Pre-population and automated voting generally occur before the proxy voting submission deadline. In the event that OSAM pre-populates clients’ votes (or engages a proxy voting vendor that does so), and the OSAM (or its proxy voting vendor) becomes aware that subsequent to submission of OSAM’s votes, the proxy issuer publishes new material information prior to the voting submission deadline, OSAM (in conjunction with its proxy voting vendor), shall determine that it (or the proxy vendor that it engages) has the ability to react to, and address, whether such additional information requires a vote change. Policy: If, subsequent to completion of OSAM’s voting process, the proxy issuer publishes new material information, such information will be reviewed by OSAM (or proxy vendor that OSAM engages), and a determination will be made if a change in OSAM’s prior vote is necessary. If a vote change is determined necessary, OSAM (or its proxy voting vendor), shall, to the extent reasonably possible, make the revised vote prior to the submission deadline.

Implementation/Adoption

Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

The above Proxy Voting Policy was initially adopted by O’Shaughnessy Asset Management, LLC on the first day of October, 2007, and amended in March 2021 to reflect the July 2020 SEC proxy voting amendment relative to pre-population above.

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PGIM, Inc.

PROXY VOTING POLICIES

In General

We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments. Proxy voting is reviewed by our trade management oversight committee.

Our Proxy Voting Policy and Procedures

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.

Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Client Direction of Voting

We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation where appropriate.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Accounts for Which We Do Not Vote Securities

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its account management representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

How to Obtain Information Regarding Proxy Voting

Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Securities Lending and Proxies

Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:

●	we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;
●	it is impracticable to obtain the return of the securities from the borrower in time to vote; or
●	we are not aware of a pending vote.
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WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY

Proxy Voting

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to
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obtain their recom- mended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indi- cated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.
b.	Copies of proxy statements received regarding client securities.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests
e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

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1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7. Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single

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issue or limit the ability of management to meet its operating objectives.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines:

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V. Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the

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client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

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Proxy Voting

Westfield Capital Management Company, L.P.

Proxy Voting Policy

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, we seek to vote all proxies in the best interests of our clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Operations team, with oversight from Compliance, will:

●	oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;
●	ensure required proxy records are retained according to applicable rules and regulations and internal policy;
●	distribute proxy reports prepared by the vendor for internal and external requests;
●	review the proxy policy and voting guidelines at least annually; and
●	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield will review these changes annually to ensure they are in our clients’ best interests.

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Proxy Voting

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware

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that Westfield will not call back any shares on loan for proxy voting purposes. However, we could request a client call back shares if we determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the meeting cutoff date. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and Operations are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance and Operations will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Operations teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure we do not override the vendor’s recommendations.

Annually Westfield will review ISS’ policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. We will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During our annual due diligence visit we ensure that ISS still has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

●	company name
●	meeting agenda
●	how the account voted on each agenda item
●	how management recommended the vote to be cast on each agenda item
●	rationale for any votes against the established guidelines (rationale is not always provided for votes
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that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

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Proxy Voting

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
•	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	records of each vote cast for each client;
•	documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;
•	disclosure documentation to clients on how they may obtain information on how we voted their securities
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UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

TITLE

Effective for Meetings on or after February 1, 2021
Published November 19, 2020

ISS GOVERNANCE.COM

© 2020 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

▪	Independent directors comprise 50 percent or less of the board;
▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and
▪	Missing only one meeting (when the total of all meetings is three or fewer).

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, highlight boards with no apparent racial and/or ethnic diversity5.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:

▪	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case- by-case) if:

▪	The company has a poison pill that was not approved by shareholders[6]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The pill, whether short-term[7] or long-term, has a deadhand or slowhand feature.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and

6 Public shareholders only, approval prior to a company’s becoming public is insufficient.

7 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪	The inability of shareholders to call special meetings;
▪	The inability of shareholders to act by written consent;
▪	A multi-class capital structure; and/or
▪	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter; or
▪	Eliminated shareholders’ ability to amend bylaws.

Problematic Capital Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

8 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

▪	The non-audit fees paid to the auditor are excessive;
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
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▪	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

▪	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices; or
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

▪     The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

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▪	Material failures of governance, stewardship, risk oversight[9], or fiduciary responsibilities at the company;

▪	Failure to replace management as appropriate; or
▪	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of the critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

9 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

▪	The scope and rationale of the proposal;
▪	The company’s current board leadership structure;
▪	The company’s governance structure and practices;
▪	Company performance; and
▪	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

▪	A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪	Evidence that the board has failed to oversee and address material risks facing the company;
▪	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

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Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral             Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral             Bylaw/Charter Amendments policy.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only10 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

▪	Past Board Performance:
▪	The company’s use of authorized shares during the last three years;

▪	The Current Request:
▪	Disclosure in the proxy statement of the specific purposes of the proposed increase;
▪	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
▪	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.   Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

10 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
▪	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
▪	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
▪	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
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3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices11, this analysis considers the following:

11 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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1.	Peer Group[12] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[13] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation to fixed or discretionary pay;
▪	The rigor of performance goals;
▪	The complexity and risks around pay program design;
▪	The transparency and clarity of disclosure;
▪	The company’s peer group benchmarking practices;
▪	Financial/operational results, both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

▪	Realizable pay[14] compared to grant pay; and

▪	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as

12 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

13 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

14 ISS research reports include realizable pay for S&P1500 companies.

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potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups;
▪	New or materially amended agreements that provide for:
▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans15 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.

▪	Plan Features:
▪	Quality of disclosure around vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.

▪	Grant Practices:
▪	The company’s three-year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in CEO’s recent equity grants (3-year look-back);
▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a sufficient claw-back policy;
▪	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
▪	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪	The plan is excessively dilutive to shareholders’ holdings;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

15 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

▪	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
▪	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
▪	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
▪	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
▪	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

▪	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪	The company’s level of disclosure compared to industry peers; and
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

▪	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪	The company’s level of disclosure is comparable to that of industry peers; and
▪	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

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▪	Whether the company provides disclosure of year-over-year GHG emissions performance data;
▪	Whether company disclosure lags behind industry peers;
▪	The company’s actual GHG emissions performance;
▪	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

▪     The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
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TAFT-HARTLEY PROXY
VOTING GUIDELINES

2021 Executive Summary

Published December 30, 2020

ISS GOVERNANCE.COM

© 2020 | Institutional Shareholder Services and/or its affiliates

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Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

▪	Corporate policies that affect job security and wage levels;

▪	Corporate policies that affect local economic development and stability;

▪	Corporate responsibility to employees, communities and the environment; and

▪	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

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The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications, and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

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Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies in the Russell 3000 or S&P 1500 indices that lack gender diversity. Furthermore, effective for meetings on or after Feb. 1, 2022, Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for

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comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and a vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

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Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

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Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

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Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-

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out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will vote for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and evaluates golden parachutes compensation on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance.

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Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

CERES Roadmap For Sustainability

The CERES Roadmap For Sustainability, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the CERES Roadmap For Sustainability would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. Taft-Hartley Advisory Services will vote for the adoption of the CERES Principles and for reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat.

Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex

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and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies.

Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Safety

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort.

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UNITED STATES

SRI PROXY VOTING
GUIDELINES

2021 Executive Summary

Published December 30, 2020

ISS GOVERNANCE.COM

© 2020 | Institutional Shareholder Services and/or its affiliates

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, Social Advisory Services takes as frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, Social Advisory Services incorporates the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. Social Advisory Services notes that there may be cases in which the final vote recommendation on a particular company varies from the voting guidelines due to the fact that Social Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. Where ISS acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The guidelines evaluate management and shareholder proposals as follows:

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The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. Social Advisory Services will also vote against/withhold votes from members of the nominating committee, with the exception of new nominees, where the board lacks at least one woman and one racially diverse director, and when the board is not at least 30 percent diverse. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if

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the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

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7. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures.

Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

▪	The number and variety of shareholder resolutions on social and environmental issues has increased;
▪	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit issgovernance.com for more information.

Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2020 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES

SUSTAINABILITY PROXY
VOTING GUIDELINES

2021 Executive Summary

Published December 30, 2020

ISS GOVERNANCE.COM

© 2020 | Institutional Shareholder Services and/or its affiliates

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INTRODUCTION

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Roadmap for Sustainability, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company- specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

MANAGEMENT PROPOSALS

1. Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Sustainability Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. Sustainability Advisory Services will also vote against/withhold votes from certain incumbent nominees if the board lacks at least one female director. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

Sustainability Advisory Services also generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay

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proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

▪	The number and variety of shareholder resolutions on social and environmental issues has increased;
▪	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit issgovernance.com for more information.

Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2020 | Institutional Shareholder Services and/or its affiliates

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Origin Asset Management LLP

(‘Origin’ or the ‘Firm’)

Proxy Voting Policy – May 2021

This document draws on the Advisers Act of 1940, a United States federal law, and subsequent Securities and Exchange Commission guidance IA-5325; IC-33605, 17 CFR Parts 271 and 276 (effective date 10th September 2019) and provides an outline of the policies in place to ensure Origin LLP (‘the Firm’) meets its obligation to vote on proxies in the best interest of its clients.

Origin reviews and documents the adequacy of its proxy voting policies at least annually.

The Firm has engaged a third-party international corporate governance research and proxy voting service provider (‘third party proxy voting service provider’) to provide voting recommendations and research relating to upcoming proxy votes. Origin sets its voting policy annually, and once set, uses the Broadridge proxy voting platform service to execute that policy. The Firm has chosen to actively vote proxies for all clients according to its voting policy, unless a client does not wish or require us to do so. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer. Origin has elected to follow the Glass Lewis standard Proxy Voting Guidelines (the ‘Guidelines’), which embody the positions and factors that the Firm’s investment team generally consider important in casting proxy votes.

The Firm must;

(a)	Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm votes client securities in the best interest of clients.
(b)	Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and
(c)	Describe to clients the proxy voting policies and procedures and, upon request, provide the clients with a copy of these policies and procedures.
(d)	Take steps to demonstrate that it is making voting determinations in a client’s best interests.

(e)	Consider factors such as the third-party proxy voting service provider’s capacity and competency when deciding whether to use a proxy advisory firm.
(f)	Take steps to ensure that its voting determinations are not based on materially inaccurate or incomplete information. This can take the form of scrutinising the third-party proxy service provider firm’s procedures.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client’s best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client. It is not mandatory to vote proxies on behalf of a client where this has been covered by a prior agreement with the client.

Origin’s use of Third-Party Proxy Voting Advisory Providers

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Origin engages with their clients to assess particular themes of interest around governance and corporate behaviour. The Origin Proxy Voting Policy will be set to reflect both our clients’ wishes and industry best practice. The Origin team will work together with the team at Glass Lewis to ensure that the GL voting recommendations are tailored to meet the objectives of the Origin Proxy Voting Policy as far as is possible.

The Firm believes that the third-party proxy voting provider has the necessary resources, in-depth knowledge and expertise to provide recommendations that are in the best interests of our clients. As mentioned above, Origin sets a voting policy annually, and once set, uses the Broadridge proxy voting service to execute that policy. At present, Origin has elected to follow the Glass Lewis standard Proxy Voting Guidelines (the ‘Guidelines’). The Firm may deviate from these guidelines on the basis of a client request or where it believes it do be in the client’s best interest to do so. A Proxy Voting Committee has been established to evaluate and review the services provided by the third-party proxy voting provider and voting platform. This committee shall also develop and maintain the Firm’s Proxy Voting Policy and consider any requests to override the chosen voting guidelines.

Voting Procedure Summary

The Firm shall obtain from the third-party proxy voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide a list of all proxy voting requests relevant to the Firm’s holdings to the third-party proxy voting service provider. The third-party proxy voting service provider shall then issue the recommendations corresponding to this list. These are then returned to the Custodian for instruction and votes are cast via a voting platform in accordance with the voting policy. Prior to the votes being returned to the Custodian to be cast, the Firm’s operations team access the voting platform and confirm the voting decisions. This will usually be in line with the recommendations provided by the third-party proxy voting service provider, but the Firm does have the option to override these recommendations at this stage, should the client request this or should the Firm deem it to be in the client’s best interest. The rationale for disagreeing with a guideline proxy voting recommendation as per the Origin Proxy Voting Policy must be discussed, recorded and agreed with Compliance before the override is enacted. A record of all voting decisions is maintained by the Firm and the Custodian.

Conflicts of Interests in respect of voting Proxies

When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly. Where a conflict arises, or may arise, the Firm must not knowingly advise or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate. If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client’s portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

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Compliance Monitoring and Policy Review

An investment adviser that retains a third-party proxy advisory service provider to provide voting recommendations or voting execution services also should consider additional steps to evaluate whether the investment adviser’s voting determinations are consistent with its voting policies and procedures and in the client’s best interest before the votes are cast. The operations and investment teams view all “pre-populated” vote recommendation by the third-party proxy advisory firm before they are cast via the electronic voting platform.

The Firm’s ongoing compliance monitoring program will include;

1)	An annual review of the Firm’s internal compliance monitoring procedures and policies with respect to proxy voting.

2)	An annual review of the adequacy of service provided by the third-party proxy voting service provider and its compliance with the SEC guidelines and federal law with respect to proxy voting.

3)	A quarterly review of the ongoing communication of voting intentions to the investment team to ensure that these are visible to the investment team.
4)	A quarterly sample test of pre-populated voting intentions focused on votes that are likely to impact the client, such as those for corporate events or contested elections of directors, to ensure the voting rationales and relevant background information supplied by the third party proxy voting service provider is available and of adequate quality.
5)	Ad-hoc reviews of company-specific voting intentions where the Firm considers this appropriate based on the above sample testing.

The Firm is in compliance with the Financial Reporting Council’s UK Stewardship Code and Shareholders Rights Directive II regarding corporate governance and engagement. A copy of Origin’s latest disclosure response to the UK Stewardship Code and Shareholders Rights Directive II is available for download on the origin website at https://www.originam.com/library.

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August 8, 2020

William Blair Investment Management, LLC Proxy Voting Policy Statement and Procedures
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Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:

●	the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients
●	the adviser describes its proxy voting procedures to its clients and provides copies on request, and
●	the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.

General Policy

WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.

WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.

1 WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at: https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

Proxy Voting Policy Statement and Procedures

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WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

●	A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors

●	WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares

●	The Company is a client of WBIM

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

●	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines

●	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

WBIM believes that contracting with the Proxy Administrator to provide services including:

●	Providing research and analysis regarding the matters subject to a vote

●	Promulgating general voting guidelines

●	Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.

Proxy Voting Policy Statement and Procedures

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The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:

●	populate WBIM’s votes shown on the Proxy Administrator’s electronic voting platform with the Proxy Administrator’s recommendations based on WBIM’s voting instructions to the firm (“pre-population”), and

●	automatically submit WBIM’s votes to be counted (“automated voting”).

WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

●	On at least an annual basis, the Proxy Committee will assess:

o	Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology

o	Assess whether the Proxy Administrator has adequate policies and procedures to:

◾	Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes

◾	If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,

●	The issuer’s size

●	Its governance structure

●	Its industry and any particular practices unique to that industry

●	Its history

●	Its financial performance

◾	Identify and address conflicts of interest relating to its voting recommendations, including:

●	Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally

●	Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally

●	Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally

◾	Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation

◾	Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties

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◾	Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator

●	WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest.

●	WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:

o	A sample of “pre-populated” votes

o	A sample of “automated votes”

o	Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM’s votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination

o	Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial

●	WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.

●	WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

●	WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:

o	The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner

o	The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis

o	The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions

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o	The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote

●	WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases, proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are descriptions of the compensation arrangements utilized by each Fund’s Subadvisor(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Advisor for investment advisory services, and the Advisor, in turn, compensates that Fund’s Subadvisor(s). Each Subadvisor is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the Subadvisor by whom the portfolio manager is employed. Neither the Trust nor the Advisor has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:

(i)	an inequitable distribution of the portfolio manager’s time and attention;

(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and

(iii)	incentives, such as performance-based management fees, that relate only to certain accounts.

Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2021, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays management fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

Mercer US Large Cap Equity Fund

Brandywine Global Investment Management, LLC (“Brandywine”)

The portfolio managers who are primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio are Patrick Kaser, James Clarke and Celia Rodgers.

Compensation. All portfolio managers, research analysts and traders earn a competitive base salary and a bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

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Brandywine believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships it has also served as an excellent tool in achieving high levels of employment retention and commitment to Brandywine Global.

Ownership of Fund Shares. As of June 30, 2021, Messrs. Kaser and Clarke and Ms. Rodgers did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Kaser manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$207	0	$0
Other Pooled Investment Vehicles*	5	$261	1	$12
Other Accounts*	18	$2,327	1	$619

*As of June 30, 2021.

In addition to the Fund, Mr. Clarke manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$207	0	$0
Other Pooled Investment Vehicles*	7	$357	1	$12
Other Accounts*	19	$2,360	1	$619

*As of June 30, 2021.

In addition to the Fund, Ms. Rodgers manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$207	0	$0
Other Pooled Investment Vehicles*	5	$261	1	$12
Other Accounts*	18	$2,327	1	$619

*As of June 30, 2021.

Potential Conflicts of Interest. Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers and set forth in Brandywine Global’s Form ADV Part 2A. Brandywine Global has adopted policies and procedures that it believes are reasonably designed to address the potential conflicts of interest that may arise in administering its investment management obligations.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”)

The allocated portion of the Fund’s portfolio managed by Macquarie is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Macquarie’s allocated portion of the Fund’s portfolio are Nikhil G. Lalvani, CFA, Kristen E. Bartholdson, Erin Ksenak and Robert A. Vogel Jr., CFA, D.

Compensation. Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

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Bonus – Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool.  The pool is allotted based on subjective factors and objective factors.  The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Macquarie Investment Management Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares. As of March 31, 2021, Nikhil G. Lalvani, CFA, Kristen E. Bartholdson and Robert A. Vogel Jr., CFA did not beneficially own any shares of the Fund. As of June 30, 2021, Erin Ksenak did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Lalvani manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	9	$14,213	0	$0
Other Pooled Investment Vehicles*	4	$675	0	$0
Other Accounts*	27	$5,272	0	$0

*As of March 31, 2021.

In addition to the Fund, Ms. Bartholdson manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$14,035	0	$0
Other Pooled Investment Vehicles*	4	$675	0	$0
Other Accounts*	27	$5,272	0	$0

*As of March 31, 2021.

In addition to the Fund, Mr. Vogel manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$14,035	0	$0
Other Pooled Investment Vehicles*	4	$675	0	$0
Other Accounts*	27	$5,272	0	$0

*As of March 31, 2021.

In addition to the Fund, Ms. Ksenak manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$13,159	0	$0
Other Pooled Investment Vehicles*	4	$721	0	$0
Other Accounts*	24	$5,122	0	$0

*As of June 30, 2021.

Potential Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Macquarie has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Macqurie’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Jennison Associates LLC (“Jennison”)

The allocated portion of the Fund’s portfolio managed by Jennison is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Jennison’s allocated portion of the Fund’s portfolio are Blair A. Boyer, Rebecca Irwin, Natasha Kuhlkin, and Kathleen A. McCarragher.

Compensation. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

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The quantitative factors reviewed for the portfolio managers may include:

•	One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

Ownership of Fund Shares. As of March 31, 2021, Mr. Blair A. Boyer, Ms. Rebecca Irwin, Ms. Natasha Kuhlkin, and Ms. Kathleen A. McCarragher did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Boyer manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	15	$76,245	1	$12,437**
Other Pooled Investment Vehicles*	7	$6,418	0	$0
Other Accounts*	29	$8,903	0	$0

*As of March 31, 2021.

**Please note that the performance fee accounts referenced above are in strategies that are different from the Large Cap Growth category.

In addition to the Fund, Ms. Irwin manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	15	$23,973	0	$0
Other Pooled Investment Vehicles*	6	$4,004	0	$0
Other Accounts*	11	$1,796	0	$0

*As of March 31, 2021.

In addition to the Fund, Ms. Kuhlkin manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$62,331	0	$0
Other Pooled Investment Vehicles*	11	$7,625	0	$0
Other Accounts*	22	$2,793	0	$0

*As of March 31, 2021.

In addition to the Fund, Ms. McCarragher manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	20	$78,242	1	$12,437**
Other Pooled Investment Vehicles*	8	$7,129	0	$0
Other Accounts*	6	$1,062	0	$0

*As of March 31, 2021.

**Please note that the performance fee accounts referenced above are in strategies that are different from the Large Cap Growth category.

Potential Conflicts of Interest. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, Jennison has conflicts of interest in determining the timing and direction of investments.

•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate
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their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest:

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts.

•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy, Patrick O’Shaughnessy, Christopher Meredith, and Scott Bartone.

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Compensation. Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include: (i) cash bonus and (ii) equity in O’Shaughnessy Asset Management, LLC. Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include: (i) revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; (ii) contribution to the business objectives of O’Shaughnessy; (iii) market compensation survey research by independent third parties; and (iv) other qualitative factors, such as contributions to client objectives.

Ownership of Fund Shares. As of March 31, 2021, Messrs. O’Shaughnessy, Mr. Meredith, and Mr. Bartone did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Messrs. O’Shaughnessy, Mr. Meredith, and Mr. Bartone each manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	9	$2,063	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*,**	1,988	$3,132	0	$0

* As of March 31, 2021.

** Includes separate accounts managed under certain “wrap fee programs.”

Potential Conflicts of Interest. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, O’Shaughnessy may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent O’Shaughnessy has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in O’Shaughnessy’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If O’Shaughnessy manages accounts that engage in short sales of securities of the type in which the Fund invests, O’Shaughnessy could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

O’Shaughnessy has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

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Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.). In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Henne and Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	57	$2,537	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	446	$85,758	3	$756

* As of March 31, 2021.

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$960	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	129	$46,508	3	$756

* As of March 31, 2021.

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Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Compliance to ensure the protection of client assets. Several Parametric policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a subadvisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Polen Capital Management, LLC (“Polen”)

The portfolio managers who are primarily responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are Dan Davidowitz and Brandon Ladoff.

Compensation. The following are all components of compensation for both investment and non-investment personnel at Polen Capital:

1)	Competitive base salary – Polen Capital uses compensation surveys, relative peer comparisons and McLagan data during recruiting to ensure base salaries are competitive.

2)	401 (k) / Profit Sharing Plan — At the end of each calendar year, Polen Capital allocates a discretionary amount to fund the profit sharing plan. The size of the allocation is correlated with Polen Capital’s profits. Individual allocations are formulaic based on plan documents / ERISA rules. Profit sharing vests over a five-year period.

3)	Individual bonuses — An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology.

4)	Firm bonuses — Each year, Polen Capital sets goals related to client retention and growth. When the goals are achieved, Polen Capital allocates additional bonus pool funds to all employees who are not commission based or equity participants.

5)	Equity owners and phantom equity (long-term incentive plan) participants receive their pro rata allocation of annual profits.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Dan Davidowitz and Brandon Ladoff did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Davidowitz manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$10,487	0	$0
Other Pooled Investment Vehicles*	7	$5,006	0	$0
Other Accounts*	2,965	$37,851	3	$508

*As of March 31, 2021.

In addition to the Fund, Mr. Ladoff manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$10,487	0	$0
Other Pooled Investment Vehicles*	7	$5,006	0	$0
Other Accounts*	2,965	$37,851	3	$508

*As of March 31, 2021.

Potential Conflicts of Interest. Polen Capital provides advisory services to other clients that invest in securities of the same type in which the Fund will invest. The firm is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly when affiliated accounts may participate. The firm attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment of all clients in situations when orders cannot be completely filled or are filled at different prices.

Polen Capital does not act as an investment manager or advisor for any so called “hedge fund.”

Mercer US Small/Mid Cap Equity Fund

GW&K Investment Management

Portfolio Manager compensation is a formula that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance Relative to Peers
•	Risk-Adjusted Performance Relative to Index
•	Discretionary

Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s Small/Mid Cap Core Strategy in 2008.

Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault has been managing GW&K’s Small/Mid Cap Core Strategy since the Strategy’s inception in 2006.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Miller and Thibault did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Miller manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$2,065	0	$0
Other Pooled Investment Vehicles*	8	$2,085	0	$0
Other Accounts*	5,027	$5,939	1	$154

* As of March 31, 2021.

In addition to the Fund, Mr. Thibault manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$1,072	0	$0
Other Pooled Investment Vehicles*	2	$1,450	0	$0
Other Accounts*	2,634	$3,527	1	$154

* As of March 31, 2021.

Loomis, Sayles & Company, L.P. (“Loomis”)

The allocated portion of the fund’s portfolio managed by Loomis is managed on a team basis. The portfolio managers who are jointly and primarily responsible for the day-to-day management of Loomis’ allocated portion of the fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA.

Compensation. Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the Firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The external benchmark used as a secondary comparison for the SMID Cap Growth Strategy is the Russell 2500 Growth Index. In cases where the institutional peer groups are used, Loomis believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

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General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis employs strategies endorsed by Loomis and fits into the product category for the relevant investment style. Loomis may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis. In this plan, there is no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the Firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis deferred compensation plan which requires all Loomis employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis employee’s behalf, but the employee must be with Loomis on the vesting dates in order to receive the deferred bonus.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Slavik and Burns did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Burns manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$3,739	0	$0
Other Pooled Investment Vehicles*	3	$1,485	0	$0
Other Accounts*	33	$1,832	0	$0

*As of March 31, 2021.
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In addition to the Fund, Mr. Slavik manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$3,739	0	$0
Other Pooled Investment Vehicles*	3	$1,485	0	$0
Other Accounts*	38	$1,830	0	$0

*As of March 31, 2021.

Potential Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis’ desire to treat all accounts fairly and equitably over time. Loomis maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis’ Brokerage Allocation Policies and Procedures and Loomis’ Trade Aggregation and Allocation Policies and Procedures.

LSV Asset Management (“LSV”)

The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, and Guy Lakonishok, CFA.

Compensation. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

Other than the Fund, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	37	$21,744	0	$0
Other Pooled Investment Vehicles*	61	$25,801	7**	$2,041
Other Accounts*	357	$63,832	63	$13,674

*As of March 31, 2021.

**These accounts are limited partnerships to which LSV acts as general partner and are an aggregation of underlying investors who have negotiated a performance fee.

Potential Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has

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procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.). In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	57	$2,560	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	446	$82,758	3	$756

* As of March 31, 2021.

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$983	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	129	$46,509	3	$756

* As of March 31, 2021.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. All policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a subadvisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

River Road Asset Management, LLC (“River Road”)

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are J. Justin Akin, R. Andrew Beck and James C. Shircliff, CFA.

Compensation. Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. In addition, all portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Akin, Beck and Shircliff did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Akin manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$1,348	0	$0
Other Pooled Investment Vehicles*	7	$542	0	$0
Other Accounts*	30	$2,130	2	$341

*As of March 31, 2021. Accounts with performance fees and corresponding assets also included in total accounts/assets managed.

In addition to the Fund, Mr. Beck manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$1,981	0	$0
Other Pooled Investment Vehicles*	10	$1,534	0	$0
Other Accounts*	42	$3,363	2	$341

*As of March 31, 2021. Accounts with performance fees and corresponding assets also included in total accounts/assets managed.

In addition to the Fund, Mr. Shircliff manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$1,348	0	$0
Other Pooled Investment Vehicles*	7	$542	0	$0
Other Accounts*	30	$2,130	2	$341

*As of March 31, 2021. Accounts with performance fees and corresponding assets also included in total accounts/assets managed.

Potential Conflicts of Interest. The portfolio managers manage multiple accounts, including the respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, including long only and long-short products, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Westfield Capital Management Company, L.P. (“Westfield”)

Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (“Committee”), which is charged by William A. Muggia. Each member of the Committee has input into the investment process and overall product portfolio construction. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund. William A. Muggia, Richard D. Lee, CFA, Ethan J. Meyers, CFA and John M. Montgomery.

Compensation. Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.
•	Investment Committee members also receive a performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
•	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
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Ownership of Fund Shares. As of March 31, 2021, Messrs. Muggia, Lee, Meyers and Montgomery, did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Muggia manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	9	$3,695	0	$0
Other Pooled Investment Vehicles*	10	$1,437	1	$34
Other Accounts*	269	$10,749	24	$2,881

*As of March 31, 2021.

In addition to the Fund, Mr. Lee manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$3,544	0	$0
Other Pooled Investment Vehicles*	5	$1,369	0	$0
Other Accounts*	219	$9,469	21	$2,128

*As of March 31, 2021.

In addition to the Fund, Mr. Myers manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$3,544	0	$0
Other Pooled Investment Vehicles	5	$1,369	0	$0
Other Accounts	219	$9,469	21	$2,128

*As of March 31, 2021.

In addition to the Fund, Mr. Montgomery manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$3,544	0	$0
Other Pooled Investment Vehicles*	5	$1,369	0	$0
Other Accounts*	219	$9,469	21	$2,128

*As of March 31, 2021.

Potential Conflicts of Interest. The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

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Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Mercer Non-US Core Equity Fund

American Century Investment Management, Inc. (“American Century”)

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio are Rajesh Gandhi and Jim Zhao.

Compensation. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of November 30, 2018, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

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Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. This is the case for the allocated portion of the Fund’s portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three-, and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of portfolio managers’ bonuses may be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Fund Shares. As of March 31, 2021, Mr. Gandhi and Mr. Zhao did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Gandhi and Mr. Zhao manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$3,594	0	$0
Other Pooled Investment Vehicles*	5	$825	0	$0
Other Accounts*	13	$2,478	0	$0

*As of March 31, 2021.

Potential Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation

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of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Dr. Peter Rathjens, Ph.D., Dr. Manolis Liodakis, Ph.D, Mr. Derek Vance, CFA and Dr. Christopher Malloy, Ph.D.

Compensation. Arrowstreet’s compensation system is designed to attract, motivate, and retain talented professionals. Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically at the start of every year. Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual contributions and achievements relative to established goals.

Ownership of Fund Shares. As of March 31, 2021, Dr. Rathjens, Dr. Liodakis, Mr. Vance and Dr. Malloy did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

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In addition to the Fund, Dr. Rathjens, Dr. Liodakis, Mr. Vance and Dr. Malloy, along with Arrowstreet’s team, manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$3,327	1	$158
Other Pooled Investment Vehicles*	67	$77,325	31	$51,486
Other Accounts*	68	$62,784	9	$7,602

*As of March 31, 2021.

Potential Conflicts of Interest. Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as long-only, alpha extension, long/short.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team, investment processes team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time. As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts. Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation. In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

LSV Asset Management (“LSV”)

The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, and Guy Lakonishok, CFA.

Compensation. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

Other than the Fund, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	37	$21,744	0	$0
Other Pooled Investment Vehicles*	61	$25,801	7**	$2,041
Other Accounts*	357	$63,832	63	$13,674

*As of March 31, 2021.

**These accounts are limited partnerships to which LSV acts as general partner and are an aggregation of underlying investors who have negotiated a performance fee.

Potential Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or

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funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Massachusetts Financial Services Company (“MFS”)

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Benjamin Stone, Pablo De La Mata, and Philip Evans.

Compensation. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

As of December 31, 2020, the following benchmark was used to measure the performance of each of Mr. Stone, Mr. De La Mata, and Mr. Evans for the Fund: MSCI EAFE (Europe, Australasia, Far East) Value Index (net div).

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

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MFS Equity Plan. Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Stone, De La Mata, and Evans did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Stone manages:

	Total Accounts		Accounts with Performance Fees**
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$35,984	0	$0
Other Pooled Investment Vehicles*	2	$1,119	0	$0
Other Accounts*	11	$4,256	1	$235
*	As of March 31, 2021.
**	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

In addition to the Fund, Mr. De La Mata manages:

	Total Accounts		Accounts with Performance Fees**
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$35,923	0	$0
Other Pooled Investment Vehicles*	2	$1,119	0	$0
Other Accounts*	10	$4,253	1	$235

*	As of March 31, 2021.
**	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

In addition to the Fund, Mr. Evans manages:

	Total Accounts		Accounts with Performance Fees**
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$35,923	0	$0
Other Pooled Investment Vehicles*	2	$1,119	0	$0
Other Accounts*	10	$4,253	1	$235

*	As of March 31, 2021.
**	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed

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or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based

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compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.).   In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Henne and Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	57	$2,441	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	446	$82,758	3	$756

* As of March 31, 2021.

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$864	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	129	$46,509	3	$756

* As of March 31, 2021.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. All policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a subadvisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

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Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Mercer Emerging Markets Equity Fund

BennBridge US LLC (“BennBridge US”)

The allocated portion of the Fund’s portfolio managed by BennBridge US is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of BennBridge US’s allocated portion of the Fund’s portfolio are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nichols Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer.

Compensation. BennBridge US has a remuneration policy which applies to all BennBridge US staff. All BennBridge US staff are currently paid a fixed, base salary which is commensurate with market rates for those of their seniority, experience and qualifications. The Governing Body has sought to set the fixed element of employee remuneration at a sufficient level to provide staff with comfortable living standards, in an attempt to avoid reliance on any variable element of remuneration, whilst ensuring the Firm’s capital and liquidity position remains strong.

Any variable element of remuneration will be largely based on profits generated by BennBridge (over and above all expenses), but will also take account of individual performance, to the extent the financial position of the Firm so allows. If the AIFs and Fund Vehicles do not perform well as a result of the investment strategy implemented by the Firm, variable remuneration may still be paid to non-investment staff if the financial position of the Firm so allows. No individual will be rewarded for the success of a specific transaction and whether a bonus is paid is determined by the success of the Firm as a whole, not by the performance of a specific strategy or client. Bonuses to individuals will be based on actual past performance, not based upon future or indicative results. Individual performance is reviewed on an annual basis. BennBridge does not operate a deferral process or claw back mechanism.

The Portfolio Managers are all members of Skerryvore and are therefore remunerated solely through Skerryvore. Members of Skerryvore receive fixed monthly drawings (salary) plus a share of firm profit equivalent to their participation level. In addition, Skerryvore can pay up to 10% of gross profit in discretionary bonuses which creates some flexibility. A condition of membership of Skerryvore is that all partners must co-invest up to 50% of their post-tax profit share in strategies run by the firm. These investments must be held for a minimum of three years.

Ownership of Fund Shares. As of March 31, 2021 the Portfolio Managers did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Managers.*

In addition to the Fund, the Portfolio Managers collectively manage the following assets:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	1	$15	0	$0
Other Accounts*	3	$650	0	$0

*As of March 31, 2021. The portfolio managed by BennBridge US is managed on a team basis.

Potential Conflicts of Interest. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. BennBridge US has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

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Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)

The allocated portion of the Fund’s portfolio managed by GMO is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of GMO’s allocated portion of the Fund’s portfolio are Warren Chiang and Arjun Divecha.

Compensation. Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee. Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

Ownership of Fund Shares. As of March 31, 2021, Warren Chiang and Arjun Divecha did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Warren Chiang manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$2,919	0	$0
Other Pooled Investment Vehicles*	2	$300	0	$0
Other Accounts*	2	$1,383	0	$0

*As of March 31, 2021. The portfolio managed by GMO is managed on a team basis.

In addition to the Fund, Mr. Arjun Divecha manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$3,923	0	$0
Other Pooled Investment Vehicles*	3	$486	0	$0
Other Accounts*	4	$1,829	1	$167

*As of March 31, 2021. The portfolio managed by GMO is managed on a team basis.

Potential Conflicts of Interest. Because each portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure or different classes of securities issued by such issuer, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. In some cases GMO may refrain from taking certain actions or making certain investments on behalf of clients in order to

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avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on GMO, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices.

Origin Asset Management LLP (“Origin”)

The allocated portion of the Fund’s portfolio managed by Origin is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Origin’s allocated portion of the Fund’s portfolio are Chris Carter, Nigel Dutson, Nerys Weir and Tarlock Randhawa.

Compensation. Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin’s portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.

Ownership of Fund Shares. As of June 30, 2021, Chris Carter, Nerys Weir, Nigel Dutson and Tarlock Randhawa did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Messrs. Carter, Dutson, Weir and Randhawa manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$4,546	0	$0
Other Pooled Investment Vehicles*	2	$163	0	$0
Other Accounts*	7	$2,144	1	$174

*As of June 30, 2021. The portfolio managed by Origin is managed on a team basis.

** Please note the assets refers to the AUM of the clients who are paying performance fees as of June 30, 2021.

Potential Conflicts of Interest. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Origin has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

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Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.).   In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Henne and Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	57	$2,530	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	446	$82,758	3	$756

* As of March 31, 2021.

In addition to the Fund, Mr. Fong manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$953	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	129	$46,509	3	$756

* As of March 31, 2021.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. All policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a subadvisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd,” and together with SIMNA Inc., “Schroders”)

The allocated portion of the Fund’s portfolio managed by Schroders is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of Schroders’ allocated portion of the Fund’s portfolio is Louisa Lo.

Compensation. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Schroders’ portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with Schroders’ values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level, the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a

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management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Ownership of Fund Shares. As of March 31, 2021, Louisa Lo did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Manager.*

In addition to the Fund, Ms. Lo manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	5	$12,943	0	$0
Other Accounts*	5	$4,179	2	$2,074

*As of March 31, 2021. The portfolio managed by Schroders is managed on a team basis.

Potential Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

William Blair Investment Management, LLC (“William Blair”)

The allocated portion of the Fund’s portfolio managed by William Blair is managed on a team basis. The portfolio managers who are jointly and primarily responsible for the day-to-day management of William Blair’s allocated portion of the Fund’s portfolio are Todd McCone, CFA, Partner and John Murphy, CFA, Partner.

Compensation. The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Messrs. McClone and Murphy are partners of William Blair and as of December 31, 2020, compensation for partners of William

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Blair consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. As of March 31, 2021, Messrs. McClone and Murphy did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. McClone manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$1,904	0	$0
Other Pooled Investment Vehicles*	19	$6,138	0	$0
Other Accounts*	16	$4,502	0	$0

* As of March 31, 2021.

In addition to the Fund, Mr. Murphy manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$413	0	$0
Other Pooled Investment Vehicles*	10	$3,296	0	$0
Other Accounts*	4	$1,474	0	$0

* As of March 31, 2021.

Potential Conflicts of Interest. Because each portfolio manager manages other accounts in addition to the Fund’s portfolio, conflicts of interest may arise in connection with a portfolio manager’s management of the Fund portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars, and aggregation of trades.

Mercer Global Low Volatility Equity Fund

Acadian Asset Management LLC (“Acadian”)

The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D. and Mark Birmingham, CFA.

Compensation. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients

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Ownership of Fund Shares. As of March 31, 2021, Messrs. Bradley, Taliaferro and Birmingham did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Messrs. Bradley, Taliaferro and Birmingham manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$9,828	0	$0
Other Pooled Investment Vehicles*	90	$29,331	90	$29,331
Other Accounts*	196	$72,108	24	$9,940

* As of March 31, 2021.

For all equity products offered by the firm, including the subject strategy, Acadian manages a single core process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 30 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to seek to ensure investment objectives. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. The data shown does not reflect the $998 million in model advisory contracts for which Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects advisory and subadvisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of: (1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser; and (2) non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Potential Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different management fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Martingale Asset Management, L.P. (“Martingale”)

Martingale’s portion of the Fund has been managed by a team of investment professionals led by Mr. James M. Eysenbach since February 2015.

Compensation. Compensation for all employees includes an annual base salary, as well as the opportunity for an annual bonus related to firm-wide profit and individual performance, a SEP retirement plan and participation in the firm’s profit through equity (partnership) ownership. Other non-financial benefits are provided to all employees. Individual compensation packages are commensurate with past experience and current contributions to Martingale. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria.

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Ownership of Fund Shares. As of March 31, 2021, Mr. Eysenbach and the investment team did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

Martingale Asset Management, L.P. uses a team approach to portfolio management. In addition to the Fund, Mr. Eysenbach and the investment team manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$39	0	$0
Other Pooled Investment Vehicles*	10	$2,421	3	$691
Other Accounts*	28	$6,280	1	$242

* As of March 31, 2021.

Potential Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include all other Martingale accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ninety One North America, Inc. (“Ninety One”)

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio is Clyde Rossouw.

Compensation. The remuneration structure for investment professionals typically consists of:

•	Fixed pay and pension contributions (where applicable);
•	Discretionary variable compensation (which may comprise both cash and deferred elements); and
•	Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. We always seek to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One business is oriented towards meeting the long-term objectives of Ninety One clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.

Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

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•	Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•	Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

Ownership of Fund Shares. As of March 31, 2021, Mr. Rossouw did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Rossouw manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$151	0	$0
Other Pooled Investment Vehicles*	8	$13,006	1	$3,839
Other Accounts*	38	$8,430	4	$93

*As of March 31, 2021. The portfolio managed by Ninety One is managed on a team basis.

Potential Conflicts of Interest. Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Mr. Rossouw manages multiple accounts for Ninety One, including the Fund. In addition, Mr. Rossouw serves as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, Mr. Rossouw will not devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Mr. Rossouw will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Mr. Rossouw may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Mr. Rossouw may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety

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One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.

Veritas Asset Management LLP (“Veritas”)

The portfolio managers who are primarily responsible for the day-to-day management of Veritas’ allocated portion of the Fund’s portfolio are Andy Headley and Mike Moore.

Compensation. The firm ensures that its remuneration policies are in line with Veritas’ strategy and culture; objectives and long-term interests. Veritas is an investment boutique with a limited capacity (based on current personnel and products). Our aim is to have a multi-faceted remuneration policy based around meeting objectives for clients and specific performance targets for the individuals in the business.

Annual Compensation Scheme

Each partner and employee receives either a fixed profit share (akin to a salary) in the case of a partner or a salary for an employee. The level of fixed profit share or salary is reviewed annually by the Remuneration Committee with advice and input from the firm’s HR Director. The firm also operates a cap on the level of fixed profit share or salary.

Each staff member (both investment and commercial, excluding portfolio managers) is eligible to be considered for a discretionary bonus award on an annual basis. The discretionary award is decided by the Remuneration Committee on performance of the individual, their respective team, and the firm. The awards are paid in cash each year usually in January. The firm’s approach to measuring the performance of individuals includes both financial and non-financial measures. All staff members are assessed on what they achieve & how they perform in terms of demonstrating the firm’s values and beliefs as incorporated in the culture of the firm.

Investment Staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance of the sector/country that they specialize in. Performance numbers based on multiple timeframes are assessed. Non-quantitative measures are also taken into account. Key client facing staff are measured against the net flows of assets that are invested into the products run by the firm. They are also assessed for the quality of client service that is given.

Assessment of commercial non-client facing staff is less quantitative, though some staff can have objective measures placed against them (e.g. execution dealers and operations staff can be judged against any trade or operational errors that have occurred, or if they have successfully negotiated more competitive broker rates). The firm is structured as a partnership where ownership of the partnership is split 69% to the corporate partner, with the remaining 31% being key staff members. The majority of members of the investment team are partners along with certain senior members of the commercial team. In total, there are 21 partners in the firm, comprising one corporate partner and 20 individual partners. The individual partners are split between 5 Managing Partners (the Chairman, two Fund Managers, Head of Clients and Investment Specialists and COO), who act as the governing body of the firm and 15 Operating Partners.

The firm also has a policy, of reviewing all Managing and Operating Partner equity allocations every three years, to take into consideration material changes to relative contributions to firm performance. This is in full consultation with the corporate partner, AMG. The Remuneration Committee will also meet ad-hoc throughout the year as required (e.g. to decide on remuneration for newly recruited staff members).

Ownership of Fund Shares. As of June 30, 2021, Messrs. Headley and Moore did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Headley manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$185	0	$0
Other Pooled Investment Vehicles*	4	$5,575	0	$0
Other Accounts*	45	$19,886	6	$1,139

* As of March 31, 2021.

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In addition to the Fund, Mr. Moore manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$229	0	$0
Other Pooled Investment Vehicles*	4	$5,363	0	$0
Other Accounts*	42	$18,828	6	$1,192

* As of June 30, 2021.

Potential Conflicts of Interest. The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favor the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.
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Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.).   In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Henne and Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	57	$2,559	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	446	$82,758	3	$756

* As of March 31, 2021.

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$982	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	129	$46,509	3	$756

* As of March 31, 2021.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. All policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

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Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a subadvisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Mercer Core Fixed Income Fund

Income Research & Management (“IR+M”)

The portfolio managers who are primarily responsible for the day-to-day management of IR+M’s allocated portion of the Fund’s portfolio are William A. O’Malley, CFA, William O’Neill, CFA and James E. Gubitosi, CFA.

Compensation. IR+M pays its portfolio managers out of its total revenues and other resources, including the subadvisory fees earned with respect to the Fund.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager’s overall contribution to the firm’s success. Portfolio managers also receive competitive benefits and may participate in IR+M’s company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Fund’s pre- or after-tax performance nor determined by the value of the assets in the portfolio.

Ownership of Fund Shares. As of March 31, 2021, Messrs. O’Malley, O’Neill and Gubitosi did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Messrs. O’Malley, O’Neill and Gubitosi manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	5	$2,832	0	$0
Other Pooled Investment Vehicles*	25	$14,509	0	$0
Other Accounts*	692	$53,562	0	$0

* As of March 31, 2021.

Potential Conflicts of Interest. IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.

Manulife Investment Management (US) LLC (“Manulife”)

The allocated portion of the Fund’s portfolio managed by Manulife is managed on a team basis. The portfolio managers who are jointly and primarily responsible for the day-to-day management of Manulife’s allocated portion of the Fund’s portfolio are Howard C. Greene, CFA, Jeffrey N. Given, CFA and Pranay Sonalkar.

Compensation. Manulife has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company’s clients and partners through world-class investment strategies and solutions.

Investment professionals are compensated with a combination of base salary and incentives as detailed below.

Base salaries. Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.

Incentives — Short- and Long-Term. All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:

•	Investment Performance — Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.

•	Financial Performance — Performance of Manulife and its parent corporation.

•	Non-Investment Performance — Derived from the contributions an investment professional brings to Manulife.

Awards under this plan include:

•	Annual Cash Awards

•	Deferred Incentives - One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife strategies.

•	Manulife equity awards - Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Greene and Given did not beneficially own any shares of the Fund. As of June 30, 2021, Mr. Sonalkar did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Greene manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	13	$35,033	0	$0
Other Pooled Investment Vehicles*	27	$4,262	0	$0
Other Accounts*	21	$13,638	0	$0

*As of March 31, 2021.

In addition to the Fund, Mr. Given manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	21	$43,693	0	$0
Other Pooled Investment Vehicles*	28	$4,655	0	$0
Other Accounts*	21	$13,368	0	$0

*As of March 31, 2021.

In addition to the Fund, Mr. Sonalkar manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$36,829	0	$0
Other Pooled Investment Vehicles*	24	$4,136	0	$0
Other Accounts*	13	$4,073	0	$0

*As of June 30, 2021.

Potential Conflicts of Interest. When a Manulife portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based management fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation

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of Manulife portfolio managers” above. Manulife does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

PGIM, Inc. (“PGIM”)

The portfolio managers who are primarily responsible for the day-to-day management of PGIM’s allocated portion of the Fund’s portfolio are Richard Piccirillo and Gregory Peters.

Compensation. An investment professional’s base salary is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and PGIM Fixed Income’s compliance, risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;
•	the number of investment professionals receiving a bonus and related peer group compensation;
•	financial metrics of the business relative to those of appropriate peer groups; and
•	investment performance of portfolios: (i) relative to appropriate peer groups and/or; (ii) as measured against relevant investment indices.

Long-Term Compensation

Long-term compensation consists of PFI restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. PGIM Fixed Income’s long-term incentive plan is intended to more closely align compensation with investment performance. PGIM Fixed Income’s targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in whole or in part (depending on the date of the grant), on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The chief investment officer/head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of PFI common stock conditioned upon, and subject to, the achievement of specified financial performance goals by PFI.

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Each of the restricted stock, grants under PGIM Fixed Income’s long-term incentive plans, and performance shares is subject to vesting requirements.

Ownership of Fund Shares. As of March 31, 2021, neither Mr. Piccirillo nor Mr. Peters beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Piccirillo manages the following:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	29	$88,155	0	$0
Other Pooled Investment Vehicles*	18	$29,116	1	$1,101
Other Accounts*	103	$61,073	4	$1,297

*As of March 31, 2021.

In addition to the Fund, Mr. Peters manages the following:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$90,116	0	$0
Other Pooled Investment Vehicles*	22	$42,318	1	$1,101
Other Accounts*	116	$69,714	4	$1,297

*As of March 31, 2021.

Potential Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of our business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

Various conflicts of interest are discussed throughout this document. Please review this information carefully and contact us if you have any questions.

PGIM Fixed Income follows PFI’s policies on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and have adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses conflicts related to side-by-side management.

•	Affiliated accounts—PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, our affiliates provide initial funding or otherwise invest in vehicles managed by PGIM Fixed Income, for example by providing “seed capital” for a fund
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or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

•	Larger accounts/higher fee strategies—larger accounts and clients typically generate more revenue than do smaller accounts or clients, and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which PGIM Fixed Income believes would generate more revenue in the future).

•	Long only and long/short accounts—PGIM Fixed Income manages accounts that only allow us to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. As a result, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

•	Securities of the same kind or class—PGIM Fixed Income sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treat a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

•	Investment at different levels of an issuer’s capital structure—there are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invests client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invest the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which PGIM Fixed Income’s clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, PGIM Fixed Income is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where it determines to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed
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Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

•	Financial interests of investment professionals—PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchange-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by PFI. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts it manages and/or related to the performance of certain client accounts.

•	Non-discretionary/limited discretion accounts—PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executse similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest

PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the chief investment officer/head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for each client account managed in the strategy. These meetings generally are also attended by the head of the investment risk management group or his designee and a member of PGIM Fixed Income’s compliance group, among others.

•	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

o	Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the:

■	number of new issues allocated in the strategy;

■	size of new issue allocations to each portfolio in the strategy;

■	profitability of new issue transactions;

■	portfolio turnover; and

■	metrics related to large and block trade activity.

o	The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.

o	The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long
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only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Affiliations

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit both PGIM Fixed Income and its affiliate through increasing assets under management and fees.

•	Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to its affiliate if certain investments by others are made in certain of its products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

•	Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide, initial funding to or otherwise invest in certain vehicles managed by PGIM Fixed Income. When certain of our affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

	o	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

	o	In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

	o	PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to PGIM Fixed Income’s Financial Interests and the Financial Interests of Its Affiliates

PGIM Fixed Income, PFI, PICA and other affiliates of PGIM Fixed Income at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the PFI enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income’s clients.

•	PGIM Fixed Income invests in the debt securities of companies whose equity is held by affiliates.

•	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for its client accounts but at different levels in the capital structure. For example:

	o	Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts.
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	o	To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•	Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

•	In addition, some of PGIM Fixed Income’s affiliates originate and/or service commercial mortgage loans that are sold to certain issuers of agency and private-label commercial mortgage-backed securities (CMBS) and serve as security for CMBS issued by them. The proceeds of CMBS offerings by such issuers may be used to pay the purchase price for commercial mortgage loans sold to such issuers by our affiliates. Purchases of CMBS for PGIM Fixed Income’s advisory clients may be viewed as supporting the business of the sponsors of the CMBS who acquire mortgages from PGIM Fixed Income’s affiliates. In addition, the commercial mortgage loans sold by PGIM Fixed Income’s affiliates are typically sold on a servicing retained basis, which means one of its affiliates (an “affiliated servicer”) may provide certain services with respect to the mortgage loans for compensation. As a result, these commercial mortgage loans will typically be serviced by PGIM Fixed Income’s affiliated servicer for the life of the CMBS deal or until the deal or the specific commercial mortgage matures or is terminated. In the event that a dispute arises with respect to an affiliate’s origination or servicing of a commercial mortgage loan in a CMBS trust, the affiliate’s positions and efforts may be contrary to the interests of holders of the CMBS. Unless prohibited by applicable law, PGIM Fixed Income can invest assets of clients in CMBS secured by commercial mortgage loans originated and/or serviced by its affiliates. In order to mitigate the conflicts of interest related to purchases of these CMBS, PGIM Fixed Income generally will not invest in CMBS offerings for unaffiliated clients in the primary or secondary market where commercial mortgage loans contributed by its affiliates are known to exceed 25% of the commercial mortgage loans backing such CMBS at the time of purchase. As a result, the activities of this affiliate can restrict the universe of CMBS that PGIM Fixed Income is able to purchase for client accounts.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client under the circumstances.

Conflicts Arising Out of Legal Restrictions.

•	At times, PGIM Fixed Income is restricted by law, regulation, executive order contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with PFI and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by PFI or its other affiliates for client accounts.

•	In certain instances, PGIM Fixed Income’s ability to buy or sell or transact will be constrained as a result of PGIM Fixed Income’s receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analysis regarding companies for which PGIM Fixed Income possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in PGIM Fixed Income’s being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).

•	PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted PGIM Fixed Income’s ability to trade in other securities of the borrowers for PGIM Fixed Income’s clients that invest in corporate bonds.
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•	PGIM Fixed Income’s holdings of a security on behalf of our clients are required, under certain regulations, to be aggregated with the holdings of that security by other PFI affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or PFI can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or PFI if such thresholds are exceeded.

Conflicts Related to Investment Consultants.

PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for their clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

•	PGIM Fixed Income provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

•	PGIM Fixed Income invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

•	PGIM Fixed Income purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

•	PGIM Fixed Income sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide information about its relationship with an investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

Please note that a relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for the firm as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM, Inc. or PGIM Limited units, other PGIM, Inc. or PGIM Limited advised funds, or affiliates of PGIM, Inc. or PGIM Limited, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management.

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PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and PGIM Fixed Income (U.S.) also serves as securities lending agent or engages in reverse repurchase transactions for the account, PGIM Fixed Income (U.S.) is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have the incentive to invest in securities that would generate higher securities lending or reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as lending agent and providing reverse repurchase services, it may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation

As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of PGIM Fixed Income’s investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with its fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the chief investment officer/head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. These quarterly investment strategy review meetings generally are also attended by the head of PGIM Fixed Income’s investment risk management group or his designee and a member of PGIM Fixed Income’s compliance group, among others.

Conflicts Related to the Offer and Sale of Securities

Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that PGIM Fixed Income manages. Employees offer and sell securities in connection with their roles as registered representatives of PIMS, officers of Pru Trust, agents of PICA, approved persons of PGIM Limited or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Fixed Income. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading

Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity

From time to time, certain of PGIM Fixed Income’s employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

Mercer Opportunistic Fixed Income Fund

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BlackRock International Limited (“BlackRock”)

The allocated portion of the Fund’s portfolio managed by BlackRock is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio are Sergio Trigo Paz, Laurent Develay and Michal Wozniak.

Compensation. The discussion below describes the portfolio managers’ compensation as of March 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Laurent Develay Michal Wozniak	A combination of market-based indices (e.g., JP Morgan GBI-EM Global Diversified Index), certain customized indices and certain fund industry peer groups.

Sergio Trigo Paz	A combination of JPM GBI-EM Global Diversified Index and USD LIBOR.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

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Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Develay, Trigo Paz and Wozniak are eligible to participate in these plans.

Ownership of Fund Shares. As of March 31, 2021, Messrs. Trigo Paz, Develay and Wozniak did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Trigo Paz manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$113	0	$0
Other Pooled Investment Vehicles*	39	$10,360	0	$0
Other Accounts*	29	$4,910	1	$1,160

*As of March 31, 2021.

In addition to the Fund, Mr. Develay manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$86	0	$0
Other Pooled Investment Vehicles*	16	$5,180	0	$0
Other Accounts*	15	$2,530	1	$1,160

*As of March 31, 2021.

In addition to the Fund, Mr. Wozniak manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$86	0	$0
Other Pooled Investment Vehicles*	19	$5,780	0	$0
Other Accounts*	15	$2,530	1	$1,160

*As of March 31, 2021.

Potential Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose

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purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Colchester Global Investors Limited (“Colchester”)

The allocated portion of the Fund’s portfolio managed by Colchester Global Investors Limited is managed on a team basis. The portfolio managers who are primarily responsible for coordinating the day-to-day management of Colchester’s allocated portion of the Fund’s portfolio are Ian Sims and Keith Lloyd.

Compensation. The Advisor pays Colchester a fee based on the assets under management of the Mercer Opportunistic Fixed Income Fund managed by Colchester as set forth in an investment subadvisory agreement between Colchester and the Advisor. Colchester pays its investment professionals out of its total revenues and other resources, including the subadvisory fees earned with respect to the Mercer Opportunistic Fixed Income Fund.

Ownership of Fund Shares. As of March 31, 2021, neither Mr. Sims nor Mr. Lloyd beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Colchester’s portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$641	0	$0
Other Pooled Investment Vehicles*	25	$8,612	0	$0
Other Accounts*	85	$31,564	9	$11,086

*As of March 31, 2021.

Conflicts. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Mercer Opportunistic Fixed Income Fund, which may have different investment guidelines and objectives. In addition to the Mercer Opportunistic Fixed Income Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Colchester’s management of the Mercer Opportunistic Fixed Income Fund and other accounts, which, in theory, may allow Colchester to allocate investment opportunities in a way that favors other accounts over the Mercer Opportunistic Fixed Income Fund. This conflict of interest may be exacerbated to the extent that Colchester or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Mercer Opportunistic Fixed Income Fund. Colchester (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Mercer Opportunistic Fixed Income Fund. To the extent a particular investment is suitable for both the Mercer Opportunistic Fixed Income Fund and the other accounts, such investments will be allocated between the Mercer Opportunistic Fixed Income Fund and the other accounts in a manner that Colchester determines is fair and equitable under the circumstances to all clients,

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including the Mercer Opportunistic Fixed Income Fund. To address and manage these potential conflicts of interest, Colchester has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Loomis, Sayles & Company, L.P. (“Loomis”)

The allocated portion of the Fund’s portfolio managed by Loomis is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis’ allocated portion of the Fund’s portfolio are Kevin Kearns, Thomas Fahey, and Andrea DiCenso.

Compensation. Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmarks used for the investment style utilized for the fund are as follows:

•	35% Barclays Global Aggregate Corporate Index - USD Hedged

•	17.5% Barclays Global High Yield Index USD Hedged

•	10.5% JP Morgan CEMBI Diversified Index

•	7% S&P/LSTA Leveraged Loan Index

•	30% JP Morgan GBI-EM Diversified Index

The customized peer group is created by Loomis and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis employs

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strategies endorsed by Loomis and fits into the product category for the relevant investment style. Loomis may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis. In this plan, there is no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the Firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis deferred compensation plan which requires all Loomis employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis employee’s behalf, but the employee must be with Loomis on the vesting dates in order to receive the deferred bonus

Ownership of Fund Shares. As of March 31, 2021, Messrs. Kearns and Fahey and Ms. DiCenso did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Kearns manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$133	0	$0
Other Pooled Investment Vehicles*	8	$3,365	1	$71
Other Accounts*	33	$5,313	0	$0

*As of March 31, 2021.

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In addition to the Fund, Mr. Fahey manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	6	$1,756	1	$71
Other Accounts*	6	$1,015	0	$0

*As of March 31, 2021.

In addition to the Fund, Ms. DiCenso manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	7	$3,579	1	$71
Other Accounts*	18	$2,627	0	$0

*As of March 31, 2021.

Potential Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis’ desire to treat all accounts fairly and equitably over time. Loomis maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis’ Brokerage Allocation Policies and Procedures and Loomis’ Trade Aggregation and Allocation Policies and Procedures.

Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (sub-subadvisor) (“WAMCL”) (and together “Western”)

The allocated portion of the Fund’s portfolio managed by Western is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Western’s allocated portion of the Fund’s portfolio are S. Kenneth Leech, Mark S. Lindbloom, Michael C. Buchanan, CFA and Annabel Rudebeck.

Compensation. At Western, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

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Ownership of Fund Shares. As of March 31, 2021, neither Messrs. Leech, Lindbloom nor Buchanan nor Ms. Rudebeck beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Leech manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	98	$172,619	0	$0
Other Pooled Investment Vehicles*	228	$79,334	10	$1,401
Other Accounts*	644	$224,048	26	$17,133

*As of March 31, 2021.

In addition to the Fund, Mr. Lindbloom manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	26	$84,914	0	$0
Other Pooled Investment Vehicles*	20	$16,809	0	$0
Other Accounts*	186	$62,767	7	$5,321

*As of March 31, 2021.

In addition to the Fund, Mr. Buchanan manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	33	$19,136	0	$0
Other Pooled Investment Vehicles*	67	$23,742	5	$710
Other Accounts*	161	$75,689	11	$7,698

*As of March 31, 2021.

In addition to the Fund, Ms. Rudebeck manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$5,151	0	$0
Other Pooled Investment Vehicles*	22	$5,271	1	$96
Other Accounts*	24	$9,080	2	$1,344

*As of March 31, 2021.

Conflicts. Western has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible

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accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed. Please also reference the Firm’s Form ADV Part 2 for further disclosures regarding potential conflicts of interest and how they have been addressed.

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MERCER FUNDS

PART C

OTHER INFORMATION

Item 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(b)	By-Laws.

(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.
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(2)	Subadvisory Agreement between Mercer Investments LLC and Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(3)	Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., Subadvisor to Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(4)	Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, dated June 18, 2019, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(5)	Subadvisory Agreement between Mercer Investments LLC and BennBridge US LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.5.

(6)	Subadvisory Agreement between Mercer Investments LLC and BlackRock International Limited, Subadvisor of Mercer Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and BlackRock International Limited, dated April 2, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(7)	Form of Subadvisory Agreement between Mercer Investments LLC and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(8)	Subadvisory Agreement between Mercer Investments LLC and Colchester Global Investors Limited, Subadvisor of Mercer Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.
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(9)	Subadvisory Agreement between Mercer Investments LLC and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie Investment Management”), Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(10)	Subadvisory Agreement between Mercer Investments LLC and Grantham, Mayo, Van Otterloo & Co. LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.10.

(11)	Subadvisory Agreement between Mercer Investments LLC and GW&K Investment Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and GW&K Investment Management, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(12)	Subadvisory Agreement between Mercer Investments LLC and Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Income Research & Management, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(13)	Subadvisory Agreement between Mercer Investments LLC and Jennison Associates LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(14)	Subadvisory Agreement between Mercer Investments LLC and Loomis, Sayles & Company, L.P., Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Loomis, Sayles & Company, L.P., is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(15)	Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.
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(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(16)	Subadvisory Agreement between Mercer Investments LLC and Manulife Investment Management (US) LLC, Subadvisor of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(17)	Subadvisory Agreement between Mercer Investments LLC and Martingale Asset Management, L.P., Subadvisor of Mercer Global Low Volatility Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(18)	Subadvisory Agreement between Mercer Investments LLC and Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Massachusetts Financial Services Company, dated April 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(19)	Subadvisory Agreement between Mercer Investments LLC and Ninety One North America, Inc., Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.19.

(20)	Subadvisory Agreement between Mercer Investments LLC and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and O’Shaughnessy Asset Management, LLC, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.

(21)	Subadvisory Agreement between Mercer Investments LLC and Origin Asset Management LLP, Subadvisor of Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(22)	Subadvisory Agreement between Mercer Investments LLC and Parametric Portfolio Associates, LLC, Subadvisor of Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.22.

(23)	Subadvisory Agreement between Mercer Investments LLC and PGIM, Inc., Subadvisor of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(24)	Subadvisory Agreement between Mercer Investments LLC and Polen Capital Management LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(25)	Subadvisory Agreement between Mercer Investments LLC and River Road Asset Management, LLC, Subadvisor of US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(26)	Subadvisory Agreement between Mercer Investments LLC and Schroder Investment Management North America Inc., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.26.

(27)	Sub-Subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., Sub-Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.27.

(28)	Subadvisory Agreement between Mercer Investments LLC and Veritas Asset Management LLP, Subadvisor of Mercer Global Low Volatility Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(29)	Form of Subadvisory Agreement between Mercer Investments LLC and Western Asset Management Company, LLC, Subadvisor of Mercer Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(30)	Form of Sub-Subadvisory Agreement between Western Asset Management Company, LLC and Western Asset Management Company Limited, Sub-Subadvisor of Mercer Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(31)	Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment #1 to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, LP, dated September 17, 2015, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(ii)	Amendment #2 to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, LP, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(iii)	Amendment #3 to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, LP, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.
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(32)	Subadvisory Agreement between Mercer Investments LLC and William Blair Investment Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iii)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(iv)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(i)	First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company (successor by merger to Investors Bank & Trust Company), effective as of January 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iv)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(v)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(vi)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of January 1, 2015, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(vii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of June 28, 2018, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(2)	Second Amended and Restated Administrative Services Agreement between the Registrant and Mercer Investments LLC, dated as of April 1, 2019, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(3)	Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(ii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to
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Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(iii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, dated November 5, 2015, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(4)	Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(5)	Expense Limitation Agreement between the Registrant and Mercer Investments LLC, effective as of April 1, 2019, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(6)	Shareholder Administrative Services Plan, relating to Adviser Class, Class I and Class Y-2 shares, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(7)	Services Agreement between the Registrant, Mercer Investments LLC and MGI Funds Distributors, LLC and Fidelity Investments Institutional Operations Company, Inc., National Financial Services LLC and Fidelity Brokerage Services LLC, dated as of January 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(8)	Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company, dated as of March 30, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(i)	Legal Opinion.

(1)	Legal Opinion of Dechert LLP, counsel to the Registrant, filed herewith as Exhibit No. EX-99.i.1.

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant, filed herewith as Exhibit No. EX-99.j.1.

(2)	Powers of Attorney.

(i)	Power of Attorney appointing Colin J. Dean and Patrick W.D. Turley as attorneys-in-fact and agents to Stephen Gouthro, is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed with the SEC via EDGAR on January 30, 2019.

(ii)	Power of Attorney appointing Colin J. Dean and Patrick W.D. Turley as attorneys-in-fact and agents to Harrison M. Bains, Jr., Adela M. Cepeda, Richard S. Joseph, Gail A. Schneider, Joan E. Steel and Luis A. Ubiñas, is
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incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan, Shareholder Servicing Plan and Rule 12b-1 Plan Related Agreement.

(1)	Amended and Restated Distribution and Shareholder Services Plan, relating to Adviser Class (formerly Class S) shares, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(2)	Selling and/or Services Agreement, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective July 1, 2021, on behalf of each series of the Registrant, filed herewith as Exhibit No. EX-99.n.1.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant, filed herewith as Exhibit No. EX-99.p.1.

(2)	Code of Ethics Mercer Investments LLC, the investment adviser of the Registrant, filed herewith as Exhibit No. EX-99.p.2.

(3)	Code of Ethics of MGI Funds Distributors, LLC, underwriter of the Registrant, filed herewith as Exhibit No. EX-99.p.3.

(4)	Code of Ethics of Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.4.

(5)	Code of Ethics of American Century Investment Management, Inc., Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.5.

(6)	Code of Ethics of Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.6.

(7)	Code of Ethics of BennBridge US LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.7.
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(8)	Code of Ethics of BlackRock International Limited, Subadvisor of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.8.

(9)	Code of Ethics of Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.9.

(10)	Code of Ethics of Colchester Global Investors Limited, Subadvisor of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.10.

(11)	Code of Ethics of Macquarie Investment Management, Subadvisor of Mercer US Large Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.11.

(12)	Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.12.

(13)	Code of Ethics of GW&K Investment Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.13.

(14)	Code of Ethics of Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.14.

(15)	Code of Ethics of Jennison Associates LLC, Subadvisor of Mercer US Large Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.15.

(16)	Code of Ethics of Loomis, Sayles & Company, L.P., Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.16.

(17)	Code of Ethics of LSV Asset Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.17.

(18)	Code of Ethics of Manulife Investment Management (US) LLC, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.18.

(19)	Code of Ethics of Martingale Asset Management, L.P., Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.19.

(20)	Code of Ethics of Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.20.

(21)	Code of Ethics of Ninety One North America, Inc., Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.21.

(22)	Code of Ethics of O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.22.

(23)	Code of Ethics of Origin Asset Management LLP, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.23.

(24)	Code of Ethics of Parametric Portfolio Associates, LLC, Subadvisor of Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.24.
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(25)	Code of Ethics of PGIM, Inc., Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.25.

(26)	Code of Ethics of Polen Capital Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.26.

(27)	Code of Ethics of River Road Asset Management, LLC, Subadvisor of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.27.

(28)	Code of Ethics of Schroder Investment Management North America Inc., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.28.

(29)	Code of Ethics of Schroder Investment Management North America Ltd., Sub-Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.29.

(30)	Code of Ethics of Veritas Asset Management LLP, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.30.

(31)	Code of Ethics of Western Asset Management Company, LLC, Subadvisor of Mercer Opportunistic Fixed Income Fund, and Western Asset Management Company Limited, Sub-Subadvisor of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.31.

(32)	Code of Ethics of Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.32.

(33)	Code of Ethics of William Blair Investment Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.33.

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

Item 30.	INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or Trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any Trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects Trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any Trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b)	Indemnification of the Trustees and officers of the Registrant is provided for in Sections 3 and 4 of an Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, as filed with the SEC via EDGAR on July 28, 2014;
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(c)	Investment Management Agreement between the Registrant and Mercer Investments LLC, as provided for in Section 10 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(d)	Each Subadvisory Agreement between Mercer Investments LLC, on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisors contains terms relevant to this Item 30 within Section 10 of each such agreement, as previously filed with the SEC via EDGAR with respect to each of the Subadvisory Agreements;

(e)	Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, as provided for in Sections 7 and 8 of the Agreement, as filed with the SEC via EDGAR on March 29, 2019;

(f)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h)	Administration Agreement between the Registrant and State Street Bank and Trust Company, as provided for in Section 6 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Mercer Investments LLC, a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investments LLC has its principal place of business at 99 High Street, Boston, MA 02110. Mercer Investments LLC is primarily engaged in providing investment management services. Additional information regarding Mercer Investments LLC, and information as to the officers and directors of Mercer Investments LLC, is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC” or “Commission”) (File No. 801-63730) and is incorporated herein by reference.

Acadian Asset Management LLC (“Acadian”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Acadian has its principal place of business at 260 Franklin Street, Boston MA 02110. Additional information as to Acadian and the directors and officers of Acadian is included in Acadian’s Form ADV filed with the Commission (File No. 801-28078), which is incorporated herein by reference and sets forth the officers and directors of Acadian and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

American Century Investment Management, Inc. (“American Century”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. American Century has its principal place of business at 4500 Main Street, Kansas City, MO 64111. Additional information as to American Century and the directors and officers of

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American Century is included in American Century’s Form ADV filed with the Commission (File No. 801-8174), which is incorporated herein by reference and sets forth the officers and directors of American Century and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Arrowstreet has its principal place of business at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116. Additional information as to Arrowstreet and the directors and officers of Arrowstreet is included in Arrowstreet’s Form ADV filed with the Commission (File No. 801-56633), which is incorporated herein by reference and sets forth the officers and directors of Arrowstreet and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

BennBridge US LLC (“BennBridge”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. BennBridge has its principal place of business at 260 Franklin Street, 16th Floor, Boston, Massachusetts 02110. Additional information as to BennBridge and the directors and officers of BennBridge is included in BennBridge’s Form ADV filed with the Commission (File No. 801-119611), which is incorporated herein by reference and sets forth the officers and directors of BennBridge and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

BlackRock International Limited (“BlackRock”), is a Subadvisor for the Registrant’s Mercer Opportunistic Fixed Income Fund. BlackRock has its principal place of business at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. Additional information as to BlackRock and the directors and officers of BlackRock is included in BlackRock’s Form ADV filed with the Commission (File No. 801-51087), which is incorporated herein by reference and sets forth the officers and directors of BlackRock and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandywine Global Investment Management, LLC (“Brandywine”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. Brandywine has its principal place of business at 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Additional information as to Brandywine and the directors and officers of Brandywine is included in Brandywine’s Form ADV filed with the Commission (File No. 028-02204), which is incorporated herein by reference and sets forth the officers and directors of Brandywine and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Colchester Global Investors Limited (“Colchester”), is a Subadvisor for the Registrant’s Mercer Opportunistic Fixed Income Fund. Colchester has its principal place of business at Heathcoat House, 20 Savile Row, London W1S 3PR, United Kingdom. Additional information as to Colchester and the directors and officers of Colchester is included in Colchester’s Form ADV filed with the Commission (File No. 801-57116), which is incorporated herein by reference and sets forth the officers and directors of Colchester and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Macquarie Investment Management (“Macquarie”), is a Subadvisor of Mercer US Large Cap Equity Fund. Macquarie has its principal place of business at 2005 Market Street, Philadelphia, PA 19103. Additional information as to Macquarie and the directors and officers of Macquarie is included in Macquarie’s Form ADV filed with the Commission (File No. 801-32108), which is incorporated by reference and sets forth the officers and directors of Macquarie and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. GMO has its principal place of business at 40 Rowes Wharf, Boston, Massachusetts 02110. Additional information as to GMO and the directors and officers of GMO is included in GMO’s Form ADV filed with the Commission (File No. 801-15028), which is incorporated herein by reference and

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sets forth the officers and directors of GMO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

GW&K Investment Management (“GWK”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. GWK has its principal place of business at 222 Berkeley St., Boston, MA 02116. Additional information as to GWK and the directors and officers of GWK is included in GWK’s Form ADV filed with the Commission (File No. 801-61559), which is incorporated herein by reference and sets forth the officers and directors of GWK and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Income Research & Management (“IR+M”), is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. IR+M has its principal place of business at 100 Federal Street, 30th Floor, Boston, MA 02110. Additional information as to IR+M and the directors and officers of IR+M is included in IR+M’s Form ADV filed with the Commission (File No. 801-29482), which is incorporated herein by reference and sets forth the officers and directors of IR+M and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Jennison Associates LLC (“Jennison”), is a Subadvisor of Mercer US Large Cap Equity Fund. Jennison has its principal place of business at 66 Lexington Avenue, New York, NY 10017. Additional information as to Jennison and the directors and officers of Jennison is included in Jennison’s Form ADV filed with the Commission (File No. 801-5608), which is incorporated by reference and sets forth the officers and directors of Jennison and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Loomis, Sayles & Company, L.P. (“Loomis”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund and Mercer Opportunistic Fixed Income Fund. Loomis has its principal place of business at One Financial Center, Boston, Massachusetts 02111. Additional information as to Loomis and the directors and officers of Loomis is included in Loomis’ Form ADV with the Commission (File No. 801-170), which is incorporated herein by reference and sets forth the officers and directors of Loomis and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

LSV Asset Management (“LSV”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV has its principal place of business at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. Additional information as to LSV and the directors and officers of LSV is included in LSV’s Form ADV filed with the Commission (File No. 801-47689), which is incorporated herein by reference and sets forth the officers and directors of LSV and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Manulife Investment Management (US) LLC (“Manulife”), is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. Manulife has its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116. Additional information as to Manulife and the directors and officers of Manulife is included in Manulife’s Form ADV filed with the Commission (File No. 801-42023), which is incorporated herein by reference and sets forth the officers and directors of Manulife and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Martingale Asset Management, L.P. (“Martingale”) is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Martingale has its principal place of business at 888 Boylston Street, Suite 1400, Boston, Massachusetts 02199. Additional information as to Martingale and the directors and officers of Martingale is included in Martingale’s Form ADV filed with the Commission (File No. 801-30067), which is incorporated herein by reference and sets forth the officers and directors of Martingale and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Massachusetts Financial Services Company (“MFS”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. MFS has its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199. Additional information as to MFS and the directors and officers of MFS is included in MFS’s Form ADV

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filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of MFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Ninety One North America, Inc. (“Ninety One”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Ninety One has its principal place of business at 65 East 55th Street, 30th floor, New York, New York 10022. Additional information as to Ninety One and the directors and officers of Ninety One is included in Ninety One’s Form ADV filed with the Commission (File No. 801-80153), which is incorporated herein by reference and sets forth the officers and directors of Ninety One and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. O’Shaughnessy has its principal place of business at 6 Suburban Avenue, Stamford, Connecticut 06901. Additional information as to O’Shaughnessy and the directors and officers of O’Shaughnessy is included in O’Shaughnessy’s Form ADV filed with the Commission (File No. 801-68177), which is incorporated herein by reference and sets forth the officers and directors of O’Shaughnessy and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Origin Asset Management LLP (“Origin”), is a Subadvisor of Mercer Emerging Markets Equity Fund. Origin has its principal place of business at One Carey Lane, London, United Kingdom EC2V 8AE. Additional information as to Origin and the directors and officers of Origin is included in Origin’s Form ADV filed with the Commission (File No. 801-67539) which is incorporated by reference and sets forth the officers and directors of Origin and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Parametric Portfolio Associates, LLC (“Parametric”) is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. Parametric has its principal place of business at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. Additional information as to Parametric and the directors and officers of Parametric is included in Parametric’s Form ADV filed with the Commission (File No. 801-60485), which is incorporated herein by reference and sets forth the officers and directors of Parametric and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

PGIM, Inc. (“PGIM”), is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. PGIM has its principal place of business at 655 Broad Street, 8th Floor, Newark, NJ 07102. Additional information as to PGIM and the directors and officers of PGIM is included in PGIM’s Form ADV filed with the Commission (File No. 801-22808), which is incorporated herein by reference and sets forth the officers and directors of PGIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Polen Capital Management LLC (“Polen”), is a Subadvisor of Mercer US Large Cap Equity Fund. Polen has its principal place of business at 1825 NW Corporate Boulevard, Boca Raton, FL 33431. Additional information as to Polen and the directors and officers of Polen is included in Polen’s Form ADV filed with the Commission (File No. 801-15180), which is incorporated by reference and sets forth the officers and directors of Polen and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

River Road Asset Management, LLC (“River Road”), is a Subadvisor of Mercer US Small/Mid Cap Equity Fund. River Road has its principal place of business at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

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Schroder Investment Management North America Inc. (“SIMNA Inc.”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. SIMNA Inc. has its principal place of business at 7 Bryant Park, New York, New York 10018. Additional information as to SIMNA Inc. and the directors and officers of SIMNA Inc. is included in SIMNA Inc.’s Form ADV filed with the Commission (File No. 801-15834), which is incorporated herein by reference and sets forth the officers and directors of SIMNA Inc. and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), is a Sub-Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. SIMNA Ltd. has its principal place of business at 1 London Wall Place, London, EC2Y 5AU, United Kingdom. Additional information as to SIMNA Ltd. and the directors and officers of SIMNA Ltd. is included in SIMNA Ltd.’s Form ADV filed with the Commission (File No. 801-37163), which is incorporated herein by reference and sets forth the officers and directors of SIMNA Ltd. and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Veritas Asset Management LLP (“Veritas”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Veritas has its principal place of business at 90 Long Acre, London, WC2E 9RA. Additional information as to Veritas and the directors and officers of Veritas is included in Veritas’ Form ADV filed with the Commission (File No. 801-73512), which is incorporated herein by reference and sets forth the officers and directors of Veritas and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Western Asset Management Company, LLC (“WAMCO”), is a Subadvisor for the Registrant’s Mercer Opportunistic Fixed Income Fund. WAMCO has its principal place of business at 385 E. Colorado Blvd, Pasadena, California 91101. Additional information as to WAMCO and the directors and officers of WAMCO is included in WAMCO’s Form ADV filed with the Commission (File No. 801-8162), which is incorporated herein by reference and sets forth the officers and directors of WAMCO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Western Asset Management Company Limited (“WAMCL”), is a Sub-Subadvisor for the Registrant’s Mercer Opportunistic Fixed Income Fund. WAMCL has its principal place of business at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Additional information as to WAMCL and the directors and officers of WAMCL is included in WAMCL’s Form ADV filed with the Commission (File No. 801-21068), which is incorporated herein by reference and sets forth the officers and directors of WAMCL and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, MA, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

William Blair Investment Management, LLC (“William Blair”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. William Blair has its principal place of business at 150 North Riverside Plaza, Chicago, Illinois, 60606. Additional information as to William Blair and the directors and officers of William Blair is included in William Blair’s Form ADV filed with the Commission (File No. 801-80640), which is incorporated herein by reference and sets forth the officers and directors of William Blair and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriter
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(a)	MGI Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

(1)	Mercer Funds

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s principal underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

The following is a list of the Officers and Managers of the Distributor:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Teresa Cowan	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Investments LLC, 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

Item 34.	MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

Item 35.	UNDERTAKINGS

None.

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Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of July, 2021.

MERCER FUNDS

By:	/s/ Colin J. Dean
Colin J. Dean Vice President, Chief Legal Officer, and Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Harrison M. Bains, Jr. *	Trustee	July 29, 2021
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	July 29, 2021
Adela M. Cepeda

Gail A. Schneider *	Trustee	July 29, 2021
Gail A. Schneider

Joan E. Steel *	Trustee	July 29, 2021
Joan E. Steel

Luis A. Ubiñas *	Trustee	July 29, 2021
Luis A. Ubiñas

Richard S. Joseph *	Trustee and President and Chief Executive Officer	July 29, 2021
Richard S. Joseph

Stephen Gouthro **	Chief Financial Officer and Treasurer	July 29, 2021
Stephen Gouthro

By:	/s/ Colin J. Dean*, **
Colin J. Dean, Attorney-in-Fact

*	Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020

**	Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed with the SEC via EDGAR on January 30, 2019
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EXHIBITS INDEX

EXHIBIT	EXHIBIT NO.

Subadvisory Agreement between Mercer Investments LLC and BennBridge US LLC	EX-99.d.5

Subadvisory Agreement between Mercer Investments LLC and Grantham, Mayo, Van Otterloo & Co. LLC	EX-99.d.10

Subadvisory Agreement between Mercer Investments LLC and Ninety One North America, Inc.	EX-99.d.19

Subadvisory Agreement between Mercer Investments LLC and Parametric Portfolio Associates, LLC	EX-99.d.22

Subadvisory Agreement between Mercer Investments LLC and Schroder Investment Management North America Inc.	EX-99.d.26

Sub-Subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.	EX-99.d.27

Legal Opinion of Dechert LLP	EX-99.i.1

Consent of Independent Registered Public Accounting Firm for the Registrant	EX-99.j.1

Amended Multiple Class Plan pursuant to Rule 18f-3, effective July 1, 2021	EX-99.n.1

Code of Ethics of the Registrant	EX-99.p.1

Code of Ethics of Mercer Investments LLC	EX-99.p.2

Code of Ethics of MGI Funds Distributors, LLC	EX-99.p.3

Code of Ethics of Acadian Asset Management LLC	EX-99.p.4

Code of Ethics of American Century Investment Management, Inc.	EX-99.p.5

Code of Ethics of Arrowstreet Capital, Limited Partnership	EX-99.p.6

Code of Ethics of BennBridge US LLC	EX-99.p.7

Code of Ethics of BlackRock International Limited	EX-99.p.8

Code of Ethics of Brandywine Global Investment Management, LLC	EX-99.p.9

Code of Ethics of Colchester Global Investors Limited	EX-99.p.10

Code of Ethics of Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	EX-99.p.11

Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC	EX-99.p.12

Code of Ethics of GW&K Investment Management	EX-99.p.13

Code of Ethics of Income Research & Management	EX-99.p.14

Code of Ethics of Jennison Associates LLC	EX-99.p.15
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EXHIBIT	EXHIBIT NO.
Code of Ethics of Loomis, Sayles & Company, L.P.	EX-99.p.16

Code of Ethics of LSV Asset Management	EX-99.p.17

Code of Ethics of Manulife Investment Management (US) LLC	EX-99.p.18

Code of Ethics of Martingale Asset Management, L.P.	EX-99.p.19

Code of Ethics of Massachusetts Financial Services Company	EX-99.p.20

Code of Ethics of Ninety One North America, Inc.	EX-99.p.21

Code of Ethics of O’Shaughnessy Asset Management, LLC	EX-99.p.22

Code of Ethics of Origin Asset Management LLP	EX-99.p.23

Code of Ethics of Parametric Portfolio Associates, LLC	EX-99.p.24

Code of Ethics of PGIM, Inc.	EX-99.p.25

Code of Ethics of Polen Capital Management, LLC	EX-99.p.26

Code of Ethics of River Road Asset Management, LLC	EX-99.p.27

Code of Ethics of Schroder Investment Management North America Inc.	EX-99.p.28

Code of Ethics of Schroder Investment Management North America Ltd.	EX-99.p.29

Code of Ethics of Veritas Asset Management LLP	EX-99.p.30

Code of Ethics of Western Asset Management Company, LLC	EX-99.p.31

Code of Ethics of Western Asset Management Company Limited	EX-99.p.31

Code of Ethics of Westfield Capital Management Company, LP	EX-99.p.32

Code of Ethics of William Blair Investment Management, LLC	EX-99.p.33
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